As Filed with the Securities and Exchange Commission on December 28, 2004
--------------------------------------------------------------------------------

                               FILE NO. 333- ____

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ALLSTATE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)


                               ILLINOIS 36-2554642
                (State or Other Jurisdiction of (I.R.S. Employer
              Incorporation or Organization) Identification Number)


                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

            (Address and Phone Number of Principal Executive Office)


                               MICHAEL J. VELOTTA
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         ALLSTATE LIFE INSURANCE COMPANY
                          3100 SANDERS ROAD, SUITE J5B
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

       (Name, Complete Address and Telephone Number of Agent for Service)



                                   COPIES TO:

                              ANGELA M. KING, ESQ.
                         ALSTATE LIFE INSURANCE COMPANY
                          3100 SANDERS ROAD, SUITE J5B
                           NORTHBROOK, ILLINOIS 60062


Approximate date of commencement of proposed sale to the public: The annuity contracts and interests thereunder covered by this registration statement are to be issued promptly and from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/



CALCULATION OF REGISTRATION FEE

-------------------------------- --------------------- -------------------------- ----------------------------------------------
Title of securities to be        Amount to be            Proposed maximum          Proposed maximum               Amount of
registered                        registered        offering price per unit  aggregate offering price(1)     registration fee(2)
-------------------------------- ---------------------- -------------------------- ----------------------------------------------
Deferred annuity contracts           N/A                      (1)                         N/A                       N/A
and participating interests
therein
-------------------------------- ---------------------- -------------------------- ----------------------------------------------


(1) The Contract does not provide for a predetermined amount or number of units.

(2) Units of interest under deferred variable annuity contracts were previously registered under Registration Statement No. 333-00987, and all unsold units are being carried forward pursuant to Rule 429 under the Securities Act.

Registrant is filing this registration statement for the purpose of giving effect to certain disclosures and related changes resulting from the merger of Glenbrook Life and Annuity Company ("Glenbrook") into its parent company, Allstate Life Insurance Company ("Allstate"), scheduled to occur on January 1, 2005. Following the merger, Allstate will replace Glenbrook as the issuer of the Contracts described herein.

                         Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                                   Supplement
                          dated January 3, 2005 to the
             The Allstate(R) Provider Variable Annuity Prospectuses
                                dated May 1, 2002

This supplement amends certain information contained in the prospectuses for the Allstate(R) Provider Variable Annuity contracts ("Contracts"), formerly issued by Glenbrook Life and Annuity Company ("Glenbrook"). Please read this supplement carefully and retain it for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectuses.

Merger of Glenbrook with Allstate Life

Effective January 1, 2005, Glenbrook merged with and into its parent company, Allstate Life Insurance Company ("Allstate Life"). The merger of Glenbrook and Allstate Life (the "Merger") was approved by the boards of directors of Allstate Life and Glenbrook. The Merger also received regulatory approval from the Departments of Insurance of the States of Arizona and Illinois, the states of domicile of Glenbrook and Allstate Life, respectively.

On the date of the Merger, Allstate Life acquired from Glenbrook all of Glenbrook's assets and became directly liable for Glenbrook's liabilities and obligations with respect to all Contracts issued by Glenbrook.

The Merger did not affect the terms of, or the rights and obligations under your Contract, other than to reflect the change to the company that guarantees your Contract benefits from Glenbrook to Allstate Life. You will receive certificate endorsements from Allstate Life that reflect the change from Glenbrook to Allstate Life. The Merger also did not result in any adverse tax consequences for any Contract Owners.

Separate Account Consolidation

Effective January 1, 2005, and in connection with the Merger, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with and into the Allstate Financial Advisors Separate Account I ("Allstate Separate Account I"), and consolidated duplicative Variable Sub-Accounts that invest in the same Fund (the "Consolidation"). The accumulation unit values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation.

As a result of the Merger and Consolidation, your prospectus is amended as follows:

Replace all references to "Glenbrook Life" with "Allstate Life." Replace all references to "Glenbrook Life and Annuity Company Separate Account A" with "Allstate Financial Advisors Separate Account I." All references to "We," "Us," or "our" shall mean "Allstate Life." All references to "the Variable Account" shall mean "Allstate Financial Advisors Separate Account I."


"Financial Information" section: Replace the last sentence of the first paragraph with:

The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I, which includes financial information giving effect to the Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800-755-5275.

Under the heading Market Timing and Excessive Trading, at the end of the second paragraph insert the following sentence:

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable
     Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..    we are  informed  by one or more of the  Portfolios  that  they  intend  to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

..    whether  your  transfers  follow a pattern  that  appears  designed to take advantage of short term market  fluctuations,  particularly  within certain
     Sub-account   underlying  portfolios  that  we  have  identified  as  being susceptible to market timing activities;

..    whether the manager of the  underlying  portfolio  has  indicated  that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

..    the  investment  objectives  and/or  size  of  the  Sub-account  underlying portfolio.

If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


"More Information" section: Replace the subsections entitled "Glenbrook Life" and "The Variable Account" with the following:

ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 is a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company ("Glenbrook Life") issued the Contract. Effective January 1, 2005, Glenbrook Life merged with Allstate Life ("Merger"). On the date of the Merger, Allstate Life acquired from Glenbrook Life all of Glenbrook Life's assets and became directly liable for Glenbrook Life's liabilities and obligations with respect to all contracts issued by Glenbrook Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Variable Account

Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the "Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains, and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


"Annual Reports and Other Documents" section: Replace the CIK identifying number in the first sentence of the fourth paragraph with "CIK No. 0000352736."

THE ALLSTATE(R) PROVIDER VARIABLE ANNUITY

(formerly referred to as  "The Glenbrook Provider Variable Annuity")

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142
MAILING ADDRESS: P.O. BOX 80469, LINCOLN, NE 68501-0469
TELEPHONE NUMBER: 1-800-755-5275                PROSPECTUS DATED JANUARY 3, 2005
 -------------------------------------------------------------------------------
Allstate Life Insurance Company ("Allstate Life") is offering the Allstate(R) Provider Variable Annuity, an individual and group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 22 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 2 fixed account options ("FIXED ACCOUNT OPTIONS") and 20 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following mutual funds ("FUNDS"):

AIM VARIABLE INSURANCE FUNDS           DREYFUS STOCK INDEX FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS   DREYFUS VARIABLE INVESTMENT FUND (VIF)
THE DREYFUS SOCIALLY RESPONSIBLE       FIDELITY/(R)/ VARIABLE INSURANCE
 GROWTH FUND, INC.                      PRODUCTS
                                       MFS/(R)/ VARIABLE INSURANCE TRUST/SM/


Each Fund has multiple investment portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated January 1, 2005, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 45 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.


                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

  IMPORTANT     THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
                HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS
   NOTICES      OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT
                DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS
                OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS
                INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                PRINCIPAL.

                THE CONTRACTS ARE NOT FDIC INSURED.





                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                               3
--------------------------------------------------------------------------------
  The Contract at a Glance                                      4
--------------------------------------------------------------------------------
  How the Contract Works                                        6
--------------------------------------------------------------------------------
  Expense Table                                                 7
--------------------------------------------------------------------------------
  Financial Information                                         9
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contract                                                  10
--------------------------------------------------------------------------------
  Purchases                                                     11
--------------------------------------------------------------------------------
  Contract Value                                                12
--------------------------------------------------------------------------------
  Investment Alternatives
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                  13
--------------------------------------------------------------------------------
     The Fixed Account Options                                  14
--------------------------------------------------------------------------------
     Transfers                                                  16
--------------------------------------------------------------------------------
  Expenses                                                      18
--------------------------------------------------------------------------------
  Access To Your Money                                          20
--------------------------------------------------------------------------------


                                                                PAGE

--------------------------------------------------------------------------------
  Income Payments                                               21
--------------------------------------------------------------------------------
  Death Benefits                                                24
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information:
--------------------------------------------------------------------------------
     Allstate Life                                              26
--------------------------------------------------------------------------------
     The Variable Account                                       26
--------------------------------------------------------------------------------
     The Portfolios                                             27
--------------------------------------------------------------------------------
     The Contract                                               27
--------------------------------------------------------------------------------
     Non-Qualified Annuities Held Within a Qualified Plan       28
--------------------------------------------------------------------------------
     Legal Matters                                              28
--------------------------------------------------------------------------------
  Taxes                                                         29
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                            34
--------------------------------------------------------------------------------
APPENDIX A-ACCUMULATION UNIT VALUES                             35
--------------------------------------------------------------------------------
APPENDIX B- MARKET VALUE ADJUSTMENT EXAMPLE                     43
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS           45
--------------------------------------------------------------------------------


                                 2  PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                PAGE

--------------------------------------------------------------------------------
Accumulation Phase                                              6
--------------------------------------------------------------------------------
Accumulation Unit                                               12
--------------------------------------------------------------------------------
Accumulation Unit Value                                         12
--------------------------------------------------------------------------------
Annuitant                                                       11
--------------------------------------------------------------------------------
Automatic Additions Program                                     11
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                         18
--------------------------------------------------------------------------------
Beneficiary                                                     10
--------------------------------------------------------------------------------
Cancellation Period                                             12
--------------------------------------------------------------------------------
Contract*                                                       27
--------------------------------------------------------------------------------
Contract Anniversary                                            5
--------------------------------------------------------------------------------
Contract Owner ("You")                                          10
--------------------------------------------------------------------------------
Contract Value                                                  12
--------------------------------------------------------------------------------
Contract Year                                                   4
--------------------------------------------------------------------------------
Death Benefit Anniversary                                       26
--------------------------------------------------------------------------------
Death Proceeds                                                  25
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                   18
--------------------------------------------------------------------------------
Due Proof of Death                                              25
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                    26
--------------------------------------------------------------------------------
Fixed Account Options                                           14
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
Free Withdrawal Amount                                          19
--------------------------------------------------------------------------------
Allstate Life ("We" or "Us")                                    1
--------------------------------------------------------------------------------
Guarantee Periods                                               14
--------------------------------------------------------------------------------
Income Plan                                                     21
--------------------------------------------------------------------------------
Investment Alternatives                                         4
--------------------------------------------------------------------------------
Issue Date                                                      6
--------------------------------------------------------------------------------
Market Value Adjustment                                         16
--------------------------------------------------------------------------------
Payout Phase                                                    6
--------------------------------------------------------------------------------
Payout Start Date                                               21
--------------------------------------------------------------------------------
Portfolios                                                      27
--------------------------------------------------------------------------------
Qualified Contracts                                             32
--------------------------------------------------------------------------------
SEC                                                             1
--------------------------------------------------------------------------------
Settlement Value                                                26
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                   21
--------------------------------------------------------------------------------
Valuation Date                                                  11
--------------------------------------------------------------------------------
Variable Account                                                26
--------------------------------------------------------------------------------
Variable Sub-Account                                            13
--------------------------------------------------------------------------------
*In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.


                                 3  PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.


FLEXIBLE PAYMENTS       You can purchase a Contract with as little as $3,000
                        ($2,000 for "QUALIFIED CONTRACTS," which are Contracts
                        issued with QUALIFIED PLANS). You can add to your
                        Contract as often and as much as you like, but each
                        payment must be at least $50.
-------------------------------------------------------------------------------
RIGHT TO CANCEL         You may cancel your Contract within 20 days of receipt
                        or any longer period as your state may require
                        ("CANCELLATION PERIOD"). Upon cancellation, we will
                        return your purchase payments adjusted, to the extent
                        federal or state law permits, to reflect the investment
                        experience of any amounts allocated to the Variable
                        Account.
-------------------------------------------------------------------------------
EXPENSES                You will bear the following expenses:

                        .Total Variable Account annual fees equal to 1.35% of
                          average daily net assets (1.45% if you select the ENHANCED DEATH BENEFIT RIDER)

                        .Annual contract maintenance charge of $35 (with
                          certain exceptions)

                        .Withdrawal charges ranging from 0% to 6% of purchase
                          payment withdrawn (with certain exceptions)

                        .Transfer fee of $10 after 12th transfer in any
                          CONTRACT YEAR (fee currently waived)

                        . State premium tax (if your state imposes one)

                        In addition, each Portfolio pays expenses that you will
                        bear indirectly if you invest in a Variable
                        Sub-Account.
-------------------------------------------------------------------------------
INVESTMENT              The Contract offers 22 investment alternatives
ALTERNATIVES            including:

                        .2 Fixed Account Options (which credit interest at
                          rates we guarantee)

                        .20 Variable Sub-Accounts investing in Portfolios
                          offering professional money management by these investment advisers:

                        . A I M Advisors, Inc.

                        . American Century Investment Management, Inc.

                        . The Dreyfus Corporation

                        . Fidelity Management & Research Company

                        . MFS/TM/ Investment Management

                        To find out current rates being paid on the Fixed
                        Account Options or how the Variable Sub-Accounts have
                        performed, call us at 1-800-755-5275.
-------------------------------------------------------------------------------
SPECIAL SERVICES        For your convenience, we offer these special services:

                        . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                        . AUTOMATIC ADDITIONS PROGRAM

                        . DOLLAR COST AVERAGING PROGRAM

                        . SYSTEMATIC WITHDRAWAL PROGRAM
-------------------------------------------------------------------------------

                                 4  PROSPECTUS



INCOME PAYMENTS         You can choose fixed income payments, variable income
                        payments, or a combination of the two. You can receive
                        your income payments in one of the following ways:

                        . life income with guaranteed payments

                        .a "joint and survivor" life income with guaranteed
                          payments

                        .guaranteed payments for a specified period (5 to 30
                          years)
-------------------------------------------------------------------------------
DEATH BENEFITS          If you or the ANNUITANT (if the Contract is owned by a
                        non-natural person) die before the PAYOUT START DATE,
                        we will pay the death benefit described in the
                        Contract. We offer an Enhanced Death Benefit Rider.
-------------------------------------------------------------------------------
TRANSFERS               Before the Payout Start Date, you may transfer your
                        Contract value ("CONTRACT VALUE") among the investment
                        alternatives, with certain restrictions. Transfers to a
                        Guarantee Period of the Fixed Account must be at least
                        $50.

                        We do not currently impose a fee upon transfers.
                        However, we reserve the right to charge $10 per
                        transfer after the 12th transfer in each "Contract
                        Year," which we measure from the date we issue your
                        Contract or a Contract anniversary ("CONTRACT
                        ANNIVERSARY").
-------------------------------------------------------------------------------
WITHDRAWALS             You may withdraw some or all of your Contract Value at
                        any time prior to the Payout Start Date. In general,
                        you must withdraw at least $50 at a time. Full or
                        partial withdrawals are available under limited
                        circumstances on or after the Payout Start Date.
                        Withdrawals taken prior to annuitization (referred to
                        in this prospectus as the Payout Phase) are generally
                        considered to come from the earnings in the Contract
                        first.  If the Contract is tax-qualified, generally all
                        withdrawals are treated as distributions of earnings.
                        Withdrawals of earnings are taxed as ordinary income
                        and, if taken prior to age 59 1/2, may be subject to an
                        additional 10% federal tax penalty. A withdrawal charge
                        and MARKET VALUE ADJUSTMENT also may apply.
-------------------------------------------------------------------------------



                                 5  PROSPECTUS

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways. First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 22 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/ or Fixed Account Options. If you invest in any of the 2 Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the 20 Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 21. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment


As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any question about how the Contract works.


                                 6  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Portfolios.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase  0    1    2    3    4    5     6+
 Payment Being Withdrawn
--------------------------------------------------------------------------------------------
Applicable Charge                                        6%   6%   5%   5%   4%   3%    0%
--------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                   $35.00**
--------------------------------------------------------------------------------------------
Transfer Fee                                                         $10.00***
--------------------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

  ** We will waive this charge in certain cases. See "Expenses."

  *** Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.



VARIABLE ACCOUNT ANNUAL EXPENSES                          Policy with Enhanced
(AS A PERCENTAGE OF DAILY NET ASSET VALUE                  Death Benefit Rider
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)     Base Policy
-------------------------------------------------------------------------------
Mortality and Expense Risk Charge               1.25%             1.35%
-------------------------------------------------------------------------------
Administrative Expense Charge                   0.10%             0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense           1.35%             1.45%
-------------------------------------------------------------------------------





PORTFOLIO ANNUAL EXPENSES
(AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET ASSETS)/1/

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                          ANNUAL PORTFOLIO EXPENSES
--------------------------------------------------------------------------------
                                 Minimum                      Maximum
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating
Expenses/(1)/
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution and/or
services (12b-1) fees,              0.27%                        1.34%
and other expenses)
--------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2003.






                                 7  PROSPECTUS

EXAMPLE 1
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in a Variable Sub-Account,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

.. elected the Enhanced Death Benefit Rider.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below

                                                      1 Year            3 Years           5 Years           10 Years
-------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses         $80             $130             $175              $315
-------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses         $69             $ 97             $120              $204
-------------------------------------------------------------------------------------------------------------------------





EXAMPLE 2
THIS EXAMPLE USES THE SAME ASSUMPTIONS AS EXAMPLE 1 ABOVE, EXCEPT THAT IT ASSUMES YOU DECIDED NOT TO SURRENDER YOUR CONTRACT, OR YOU BEGAN RECEIVING INCOME PAYMENTS FOR A SPECIFIED PERIOD OF AT LEAST 120 MONTHS, AT THE END OF EACH TIME PERIOD.

                   1 Year           3 Years           5 Years           10 Years
-------------------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio             $29             $88             $149              $315
Expenses
-------------------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio             $18             $55             $ 94              $204
Expenses
-------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT RIDER WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.35%, AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10%, AND AN ANNUAL CONTRACT MAINTENANCE CHARGE OF $35. IF THAT RIDER WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE ABOVE EXAMPLES ALSO ASSUME TOTAL ANNUAL PORTFOLIO EXPENSES LISTED IN THE EXPENSE TABLE WILL CONTINUE THROUGHOUT THE PERIODS SHOWN.


                                 8  PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund. Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I, which include financial information giving effect to the Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800-755-5275.


                                 9  PROSPECTUS

THE CONTRACT
--------------------------------------------------------------------------------


CONTRACT OWNER
The Allstate Provider Variable Annuity is a contract between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

.. any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of the Death of Owner and Death of Annuitant provisions of your Contract. The maximum age of the oldest Contract Owner or Annuitant cannot exceed 90 as of the date we receive the completed application. You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.


BENEFICIARY
The Beneficiary is the person who may elect to receive the Death Proceeds or become the new Contract Owner, subject to the "Death of Owner" section below, if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who is first entitled to receive benefits under the Contract upon the death of the sole surviving Contract Owner. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If one or more Beneficiaries survives you, we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries.

If more than one Beneficiary shares in the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share.
  Each Beneficiary will exercise all rights related to his or


                                 10  PROSPECTUS
her share including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.


MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract Owner is a living person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend at the time you select an Income Plan. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

(i) the youngest Contract Owner; otherwise,

(ii) the youngest Beneficiary.


ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.


PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your sales representative for more detailed information.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our headquarters. We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.


                                 11  PROSPECTUS

RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return your Contract by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the money market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, you may then allocate your money to other Variable Sub-Accounts.

If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.


CONTRACT VALUE
--------------------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment Accumulation Units you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Variable Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information. We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider described on page 26.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


                                 12  PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 20 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Portfolios. You should carefully review the Portfolios' prospectuses before allocating amounts to the Variable Sub-Accounts.


PORTFOLIO:                 EACH PORTFOLIO SEEKS:       INVESTMENT ADVISOR:
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS*
-------------------------------------------------------------------------------
AIM V.I. Capital           Growth of capital
 Appreciation Fund
 -Series I
-------------------------------------------------------
AIM V.I. Core Equity Fund  Growth of capital
 -Series I
-------------------------------------------------------
AIM V.I. Diversified       A high level of current
 Income Fund -Series I      income                                A I M
-------------------------------------------------------       ADVISORS, INC.
AIM V.I. Government        A high level of current
 Securities Fund -Series    income consistent with a
 I                          reasonable concern for
                            safety of principal
-------------------------------------------------------
AIM V.I. Growth Fund       Growth of capital
 -Series I
-------------------------------------------------------
AIM V.I. International     Long-term growth of
 Growth Fund -Series I      capital
--------------------------------------------------------
AIM V.I. Premier Equity    Long-term growth of
 Fund -Series I             capital and income as a
                            secondary objective
-------------------------------------------------------
AIM V.I. Utilities Fund    Seeks capital growth and
 -Series I**                current income
-------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS
-------------------------------------------------------------------------------
American Century VP        Long-term capital growth           AMERICAN CENTURY
 Balanced Fund - Class I    and current income            INVESTMENT MANAGEMENT,
                                                                 INC.
-------------------------------------------------------
American Century VP        Long-term capital growth
 International Fund -
 Class I
-------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; THE DREYFUS STOCK INDEX
FUND; AND THE DREYFUS VARIABLE INVESTMENT FUND (VIF) (COLLECTIVELY, THE
DREYFUS FUNDS)
-------------------------------------------------------------------------------
The Dreyfus Socially       Capital growth and,
 Responsible Growth Fund,   secondarily, current
 Inc.:Initial Shares        income
-------------------------------------------------------
Dreyfus Stock Index Fund:  To match the total return
 Initial Shares             of the Standard &
                            Poor's(R) 500 Composite
                            Stock Price Index
-------------------------------------------------------
Dreyfus VIF Growth &       Long-term capital growth,
 Income Portfolio:          current income and growth
 Initial Shares             of income, consistent           THE DREYFUS
                            with reasonable                 CORPORATION
                            investment risk
-------------------------------------------------------
Dreyfus VIF Money Market   A high level of current
 Portfolio: Initial         income as is consistent
 Shares                     with the preservation of
                            capital and the
                            maintenance of liquidity
-------------------------------------------------------
Dreyfus VIF Small Company  Investment returns
 Stock Portfolio: Initial   (consisting of capital
 Shares                     appreciation and income)
                            that are greater than the
                            total return performance
                            of stocks represented by
                            the Russell 2500/SM/
                            Stock Index ("Russell
                            2500")
-------------------------------------------------------------------------------
FIDELITY/(R)/ VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP               Long-term capital
 Contrafund/(R)/            appreciation
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP               Reasonable income               FIDELITY MANAGEMENT
 Equity-Income Portfolio                                             &
 - Initial Class                                              RESEARCH COMPANY
-------------------------------------------------------
Fidelity VIP Growth        Capital appreciation
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP High Income   High level of current
 Portfolio - Initial        income while also
 Class                      considering growth of
                            capital
-------------------------------------------------------------------------------
                                 13  PROSPECTUS

MFS/(R)/ VARIABLE INSURANCE TRUST/SM/
-------------------------------------------------------------------------------
MFS Emerging Growth        Long-term growth of                   MFS/TM/
 Series - Initial Class     capital                            INVESTMENT
                                                               MANAGEMENT
-------------------------------------------------------------------------------


* A Portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

** Effective April 30, 2004, the AIM V.I. Global Utilities Fund - Series I merged into INVESCO VIF - Utilities Fund - Series I. Effective October 15, 2004, INVESCO VIF-Utilities Fund-Series I changed its name to AIM V.I. Utilities Fund-Series I.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE GREATER OR LESS THAN THE INVESTMENT RESULTS OF SIMILARLY NAMED RETAIL MUTUAL FUNDS.


INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 2 Fixed Account Options: a dollar cost averaging option, and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. The Fixed Account Options may not be available in all states. Please consult with your sales representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
Purchase payments that you allocate to the Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each payment or transfer.

For each purchase payment, the first transfer from the   DCA Fixed Account must
occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the money market Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 18. You must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 36 months of payment. At the end of 36 months, any nominal amounts remaining in the DCA Fixed Account will be allocated to the money market Variable Sub-Account. No transfers are permitted into the DCA Fixed Account.

We bear the investment risk for all amounts allocated to the DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to this Option, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate. We may declare more than one interest rate for different monies based upon the date of allocation to the DCA Fixed Account Option. For current interest rate information, please contact your sales representative or Allstate Life customer service at 1-800-755-5275.


GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and ten years in length. In the future, we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment. Each payment or transfer allocated to a Guarantee Period must be at least $50. We


                                 14  PROSPECTUS
reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors.

WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your sales representative or Allstate Life at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period.

THE FOLLOWING EXAMPLE ILLUSTRATES HOW A PURCHASE PAYMENT ALLOCATED TO A GUARANTEED PERIOD WOULD GROW, GIVEN AN ASSUMED GUARANTEE PERIOD AND ANNUAL INTEREST RATE:

Purchase Payment....................................................    $10,000
Guarantee Period....................................................   5  years
Annual Interest Rate................................................      4.50%



                                           END OF CONTRACT YEAR
                        ----------------------------------------------------------
                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value                  $10,000.00
 X (1 + Annual
 Interest Rate)            X 1.045
                        $10,450.00
Contract Value at end
of Contract Year                    $10,450.00
 X (1 + Annual
 Interest Rate)                        X 1.045
                                    $10,920.25
Contract Value at end
of Contract Year                                $10,920.25
 X (1 + Annual
 Interest Rate)                                    X 1.045
                                                $11,411.66
Contract Value at end
of Contract Year                                            $11,411.66
 X (1 + Annual
 Interest Rate)                                                X 1.045
                                                            $11,925.19
Contract Value at end
of Contract Year                                                         $11,925.19
 X (1 + Annual
 Interest Rate)                                                             X 1.045
                                                                         $12,461.82




TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5-year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable


                                 15  PROSPECTUS

  Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; we will pay interest from the day the Guarantee Period expired until the date of the transfer. The interest will be the rate for the shortest Guarantee Period then being offered; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding, if applicable. We will pay interest from the day the Guarantee Period expired until the date of withdrawal. The interest will be the rate for the shortest Guarantee Period then being offered. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless applied during the 30 day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described below in the "Death Benefit Amount" section below. We will not apply a Market Value Adjustment to a withdrawal you make within the Free Withdrawal Amount as described on page 19.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.


INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.


                                 16  PROSPECTUS

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments. If you choose an Income Plan that depends on any person's life, you may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.


TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable
     Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..    we are  informed  by one or more of the  Portfolios  that  they  intend  to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time  between  transfers

                                 17  PROSPECTUS

     (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

..    whether  your  transfers  follow a pattern  that  appears  designed to take advantage of short term market  fluctuations,  particularly  within certain
     Sub-account   underlying  portfolios  that  we  have  identified  as  being susceptible to market timing activities;

..    whether the manager of the  underlying  portfolio  has  indicated  that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

..    the  investment  objectives  and/or  size  of  the  Sub-account  underlying portfolio.

If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month during the Accumulation Phase from the DCA Fixed Account to any Variable Sub-Account. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Variable Sub-Account may cause a shift in the percentage you allocated to each Variable Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

  Assume that you want your initial purchase payment split among two Variable Sub-Accounts. You want 40% to be in the AIM V.I. Value Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Value Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the AIM V.I. Value Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.


EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount

                                 18  PROSPECTUS
invested.   If  you  surrender  your  Contract,  we  will  deduct  the  contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

.. total purchase payments equal $50,000 or more, or

.. all money is allocated to the Fixed Account.

In addition, we will waive the contract maintenance charge if total purchase payments are $50,000 or more as of the Payout Start Date.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.25% of the average daily net assets you have invested in the Variable Sub-Accounts (1.35% if you select the Enhanced Death Benefit Rider). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider to compensate us for the additional risk that we accept by providing these options. We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.


TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will NOT charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines to 0% over a 6 year period that begins on the day we receive your payment. Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page 7. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "FREE WITHDRAWAL AMOUNT" are NOT carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:

.. on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period);

.. on the death of the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person), unless the Settlement Value is used to determine the Death Proceeds;

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference. Withdrawals of earnings are taxed as ordinary income and, if taken before age 59 1/2, may be subject to an additional 10% federal tax penalty. Withdrawals may also be subject to a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

                                 19  PROSPECTUS

1. you or the Annuitant (if the Contract Owner is not a natural person) are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. you request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers. The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently making a provision for such taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section beginning on page 29.


OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Portfolios. For a summary of current estimates of those charges and expenses, see page 7. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative services we provide to the Portfolios.




ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. The amount payable upon withdrawal is the Contract Value (or a portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. You must name the investment alternative from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro rata from the investment alternatives according to the value of your investments therein. In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub- Account. If you request a total withdrawal, we may require you to return your Contract to us. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally

                                 20  PROSPECTUS
considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal will reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been previously reduced by withdrawals to less than $2,000, we will inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's Value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.


INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
You select the Payout Start Date in your application. The "PAYOUT START DATE" is the day that we apply your money to an Income Plan. The Payout Start Date must be:

.. at least 30 days after the Issue Date; and

.. no later than the day the Annuitant reaches age 90, or the 10th Contract
  Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will

                                 21  PROSPECTUS
continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments. If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment.

Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We also deduct applicable premium taxes from the Contract Value at the Payout Start Date. We may make other Income Plans available. You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments. We will apply your Contract Value, adjusted by any Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

                                 22  PROSPECTUS

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

                                 23  PROSPECTUS

DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH OF OWNER
 If you die before the Payout Start Date, any surviving joint Contract Owner or, if none, the Beneficiary will be designated the new Contract Owner and will be entitled to the options described below. If the new Contract Owner previously was the Beneficiary, however, the new Contract Owner's options will be subject to any restrictions previously placed upon the Beneficiary.

The claim for death benefits must be submitted to us within 180 days of the relevant death in order to claim the standard or enhanced death benefit. If a complete claim is not submitted within 180 days of the relevant death, the claimant will receive the greater of Contract Value or the Settlement Value. (See "Death Proceeds" below).

1. If your spouse is the sole surviving Contract Owner or, in the absence of any surviving Contract Owner, is the sole Beneficiary:

  (a) Your spouse may elect to receive the Death Proceeds in a lump sum; or

  (b) Your spouse may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above) subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income payments must be payable:

   (i) over the life of your spouse; or

   (ii) for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

   (iii) over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

  (c) If your spouse does not elect one of these options, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

The Contract Value of the continued Contract will be the Death Proceeds. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. The excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the Death Proceeds, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the money market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

   (i) transfer all or a portion of the excess among the Variable Sub-accounts;

   (ii) transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

   (iii) transfer all or a portion of the excess into a combination of Variable Sub-accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in the Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.

Prior to the Payout Start Date, the Death Benefit of the continued Contract will be as defined in the Death Benefit provision.

Only one spousal continuation is allowed under the Contract.

2. If the new Contract Owner is not your spouse but is a living person:

  (a) The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

  (b) The new Contract Owner may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above) subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

   (i) over the life of the new Contract Owner; or

   (ii) for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Contract Owner; or

   (iii) over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

  (c) If the new Contract Owner does not elect one of the options above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Proceeds the Contract Value will be the Death Proceeds. Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.


                                 24  PROSPECTUS

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If the new Contract Owner dies prior to the complete liquidation of the Contract Value, then the new Contract Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

3. If the new Contract Owner is a corporation or other type of non-living person:

  (a) The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

  (b) If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Proceeds, the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the new Contract Owner upon the death of the Contract Owner.

If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for purposes of these provisions

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the Death Proceeds are paid.


DEATH OF ANNUITANT
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the following apply:

1. If the Contract Owner is a living person, then the Contract will continue with a new Annuitant, who will be:

  (a) the youngest Contract Owner; otherwise

  (b)  the youngest Beneficiary.

You may change the Annuitant before the Payout Start Date.

2. If the Contract Owner is a non-living person:

  (a) The Contract Owner may elect to receive the Death Proceeds in a lump sum;
or

  (b) If the Contract Owner does not elect the option above, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. On the date we receive the complete request for settlement of the Death Proceeds, the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the Contract Owner upon the death of the Annuitant.

Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant's death to the date on which the Death Proceeds are paid.


DUE PROOF OF DEATH
A claim for a distribution on death must include Due Proof of Death. We will accept the following documentation as "Due Proof of Death":

.. a certified copy of a death certificate,

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

.. any other proof acceptable to us.


DEATH BENEFIT PAYMENTS
DEATH PROCEEDS

If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of your death, the Death Proceeds are equal to the applicable death benefit described below. Otherwise, the Death Proceeds are equal to the greater of the Contract Value or the Settlement Value.

We reserve the right to extend, on a non-discriminatory basis, the 180-day period in which the Death Proceeds will equal the applicable death benefit as described above.

This right applies only for the purposes of determining the amount payable as Death Proceeds and in no way restricts when a claim may be filed.


DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:


                                 25  PROSPECTUS

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period.
  Also, the Settlement Value will reflect the deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver of such charges described in the "Contract Maintenance Charge" section above.

A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries. The partial withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) = is the withdrawal amount;

  (b) = is the Contract Value immediately prior to the withdrawal; and

  (c) = is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.


ENHANCED DEATH BENEFIT RIDER
For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the value of the Enhanced Death Benefit Rider, which is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. The "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by an adjustment for any partial withdrawals since that Anniversary.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) is the withdrawal amount,

  (b) is the Contract Value immediately prior to the withdrawal, and

  (c) is the Contract Value on that Contract Anniversary adjusted by any prior purchase payments and withdrawals since that Contract Anniversary.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner's or the Annuitant's, if the Contract Owner is not a natural person, 80th birthday. The Enhanced Death Benefit Rider will never be greater than the maximum death benefit allowed by any state non-forfeiture laws that govern the Contract.




MORE INFORMATION
--------------------------------------------------------------------------------


ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company ("Glenbrook Life") issued the Contract. Effective January 1, 2005, Glenbrook Life merged with Allstate Life ("Merger"). On the date of the Merger, Allstate Life acquired from Glenbrook Life all of Glenbrook Life's assets and became directly liable for Glenbrook Life's liabilities and obligations with respect to all contracts issued by Glenbrook Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.


THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the


                                 26  PROSPECTUS

"Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.


VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment Portfolio. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT
DISTRIBUTION. ALFS, Inc., ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter and distributor of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD.


                                 27  PROSPECTUS

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act pursuant to legal and regulatory exceptions.

Allstate Life does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.


ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.


LEGAL MATTERS
All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.


                                 28  PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of

                                 29  PROSPECTUS
the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution


                                 30  PROSPECTUS
made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


                                 31  PROSPECTUS

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as investments as:

.. Individual Retirement Annuities (IRAs) under Section 408(b) of the Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension (SEP IRA) under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Section 408(p) of the Code; and

.. Tax Sheltered Annuities under Section 403(b) of the Code.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored retirement plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, IRAs (excluding Roth IRAs) and TSAs require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:


                                 32  PROSPECTUS

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from employer sponsored retirement plans, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity.


                                 33  PROSPECTUS

Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.


ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Account. If an annuity is purchased inside of an Individual Retirement Account, then the annuitant must be the same person as the beneficial owner of the Individual Retirement Account. The death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the annuitant.


SIMPLIFIED EMPLOYEE PENSION IRA. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Section 408(p) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.

                                 34  PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's annual report on Form 10-K for the year ended December 31, 2003 and its Form 10-Q reports for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 are incorporated herein by reference which means that they are legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http:/ /www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 (telephone:
1-800-755-5275).

                                 35  PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------

BASIC POLICY

For the Years Beginning January 1 and Ending December 31,**   1998     1999     2000     2001      2002
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $30.700  $17.628  $15.496   $11.728
 Accumulation Unit Value, End of Period                      $30.700  $17.628  $15.496  $11.728   $ 8.752
 Number of Units Outstanding, End of Period                    6,547    7,877    8,541    7,986     6,534
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $12.897  $17.081  $14.400   $10.962
 Accumulation Unit Value, End of Period                      $12.897  $17.081  $14.400  $10.962   $ 9.130
 Number of Units Outstanding, End of Period                   52,358   21,097   24,225   12,309     8,055
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $10.131  $ 9.802  $ 9.739   $ 9.953
 Accumulation Unit Value, End of Period                      $10.131  $ 9.802  $ 9.739  $ 9.953   $10.045
 Number of Units Outstanding, End of Period                    9,663   13,500    9,544    2,903     2,413
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                $10.000  $11.444  $15.079  $14.539   $10.337
 Accumulation Unit Value, End of Period                      $11.444  $15.079  $14.539  $10.337   $ 7.594
 Number of Units Outstanding, End of Period                        0        0    1,656    1,657     1,657
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $10.868  $10.290  $11.181   $11.738
 Accumulation Unit Value, End of Period                      $10.868  $10.290  $11.181  $11.738   $12.692
 Number of Units Outstanding, End of Period                      692      719   15,350      478     1,372
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $13.490  $17.988  $14.120   $ 9.209
 Accumulation Unit Value, End of Period                      $13.490  $17.988  $14.120  $ 9.209   $ 6.272
 Number of Units Outstanding, End of Period                   15,902   14,265   13,585   14,671     6,205
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $11.445  $17.507  $12.713   $ 9,590
 Accumulation Unit Value, End of Period                      $11.445  $17.507  $12.713  $ 9.590   $ 7.798
 Number of Units Outstanding, End of Period                    1,491    1,207    1,206    1,206     1,205
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $13.299  $17.043  $14.353   $12.380
 Accumulation Unit Value, End of Period                      $13.299  $17.043  $14.353  $12.380   $ 8.519
 Number of Units Outstanding, End of Period                   34,858   34,854   32,778   22,769    17,392
AIM V.I. UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                     --       --       --       --        --
 Accumulation Unit Value, End of Period                           --       --       --       --        --
 Number of Units Outstanding, End of Period                       --       --       --       --        --
AMERICAN CENTURY VP BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.618  $12.116  $13.142  $12.611   $11.988
 Accumulation Unit Value, End of Period                      $12.116  $13.142  $12.611  $11.988   $10.746
 Number of Units Outstanding, End of Period                    9,621   10,484   10,810    9,085     2,195
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.025  $11.752  $19.020  $15.609   $10.906
 Accumulation Unit Value, End of Period                      $11.734  $19.020  $15.609  $10.906   $ 8.568
 Number of Units Outstanding, End of Period                      344      371      370      379       386
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.813  $13.265  $17.649  $15.472   $11.859
 Accumulation Unit Value, End of Period                      $13.265  $17.649  $ 15472  $11.859   $ 8.313
 Number of Units Outstanding, End of Period                     4726    3,528    6,596    4,051     3,554


                                 36  PROSPECTUS



DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $12.819  $15.237  $13.626   $11.839
 Accumulation Unit Value, End of Period                      $12.819  $15.237  $13.626  $11.839   $ 9.068
 Number of Units Outstanding, End of Period                   39,205   80,779   77,360   28,373    26,929
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $11.656  $13.601  $12.900   $12.025
 Accumulation Unit Value, End of Period                      $11.656  $13.601  $12.900  $12.025   $ 8.858
 Number of Units Outstanding, End of Period                   15,709   18,597   16,850    2,648     1,949
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $10.566  $10.909  $11.402   $11.723
 Accumulation Unit Value, End of Period                      $10.566  $10.909  $11.402  $11.732   $11.745
 Number of Units Outstanding, End of Period                      750   40,342    2,062    9,333     4,588
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $10.343  $11.275  $12.061   $11.757
 Accumulation Unit Value, End of Period                      $10.343  $11.275  $12.061  $11.757   $ 9.314
 Number of Units Outstanding, End of Period                      710    5,754    2,477      613       529
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $14.184  $17.370  $15.987   $13.889
 Accumulation Unit Value, End of Period                      $14.184  $17.370  $15.987  $13.889   $12.422
 Number of Units Outstanding, End of Period                     9350   14,873   17,120    7,894     7,891
FIDELITY VIP EQUITY - INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $11.259  $11.799  $12.610   $11.858
 Accumulation Unit Value, End of Period                      $11.259  $11.799  $12.610  $11.858   $ 9.716
 Number of Units Outstanding, End of Period                   40,266   70,192   67,206   16,719    14,198
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $14.691  $19.899  $17.461   $17.461
 Accumulation Unit Value, End of Period                      $14.691  $19.899  $17.461  $14.235   $ 9.816
 Number of Units Outstanding, End of Period                     6361   11,241   14,641    5,421     5,382
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $10.164  $10.834  $ 8.280   $ 7.235
 Accumulation Unit Value, End of Period                      $10.164  $10.834  $ 8.280  $ 7.235   $ 7.384
 Number of Units Outstanding, End of Period                    5,530   27,471   18,857    1,096       410
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $14.544  $25.331  $20.073   $13.217
 Accumulation Unit Value, End of Period                      $14.544  $25.331  $20.073  $13.217   $ 8.638
 Number of Units Outstanding, End of Period                    4,972   10,929   14,285    6,297     6,255
 MFS LIMITED MATURITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                $10.000  $10.273  $10.753       --        --
 Accumulation Unit Value, End of Period                      $10.273  $10.753  $11.237       --        --
 Number of Units Outstanding, End of Period                    1,014    5,857    4,938       --        --


For the Years Beginning January 1 and Ending December 31,**   2003      2004
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.752   $11.184
 Accumulation Unit Value, End of Period                      $11.184   $10.728
 Number of Units Outstanding, End of Period                    6,285     3,532
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.130   $11.207
 Accumulation Unit Value, End of Period                      $11.207   $11.248
 Number of Units Outstanding, End of Period                    7,492     3,541
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.045   $10.826
 Accumulation Unit Value, End of Period                      $10.826   $11.118
 Number of Units Outstanding, End of Period                    1,280       500


                                 37  PROSPECTUS




AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                $ 7.594   $ 8.919
 Accumulation Unit Value, End of Period                      $ 8.919   $ 8.959
 Number of Units Outstanding, End of Period                    1,657         0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $12.692   $12.655
 Accumulation Unit Value, End of Period                      $12.655   $12.774
 Number of Units Outstanding, End of Period                    1,322       143
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 6.272   $ 8.121
 Accumulation Unit Value, End of Period                      $ 8.121   $ 7.866
 Number of Units Outstanding, End of Period                    6,415     4,345
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 7.798   $10.159
 Accumulation Unit Value, End of Period                      $10.159   $10.834
 Number of Units Outstanding, End of Period                    1,374     1,373
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.519   $10.512
 Accumulation Unit Value, End of Period                      $10.512    10.144
 Number of Units Outstanding, End of Period                   16,239    10,726
AIM V.I. UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --    10.887
 Number of Units Outstanding, End of Period                       --     1,483
AMERICAN CENTURY VP BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.746   $12.665
 Accumulation Unit Value, End of Period                      $12.665   $12.931
 Number of Units Outstanding, End of Period                    2,193     2,191
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.568   $10.525
 Accumulation Unit Value, End of Period                      $10.525   $10.507
 Number of Units Outstanding, End of Period                      335        95
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.313   $10.355
 Accumulation Unit Value, End of Period                      $10.355   $ 9.982
 Number of Units Outstanding, End of Period                    3,554     3,554
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.068   $11.484
 Accumulation Unit Value, End of Period                      $11.484   $11.482
 Number of Units Outstanding, End of Period                   24,898    18,678
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.858   $11.062
 Accumulation Unit Value, End of Period                      $11.062   $10.729
 Number of Units Outstanding, End of Period                    2,317     2,051
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $11.745   $11.668
 Accumulation Unit Value, End of Period                      $11.668   $11.607
 Number of Units Outstanding, End of Period                    3,838     3,428
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.314   $13.134
 Accumulation Unit Value, End of Period                      $13.134   $13.852
 Number of Units Outstanding, End of Period                      515       514
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $12.422   $15.744
 Accumulation Unit Value, End of Period                      $15.744   $16.483
 Number of Units Outstanding, End of Period                    7,766    10,224


                                 38  PROSPECTUS


FIDELITY VIP EQUITY - INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.716   $12.494
 Accumulation Unit Value, End of Period                      $12.494   $12.625
 Number of Units Outstanding, End of Period                   13,119    14,212
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.816   $12.866
 Accumulation Unit Value, End of Period                      $12.866   $12.138
 Number of Units Outstanding, End of Period                    4,434     2,845
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 7.384   $ 9.271
 Accumulation Unit Value, End of Period                      $ 9.271   $ 9.613
 Number of Units Outstanding, End of Period                      236       235
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.638   $11.098
 Accumulation Unit Value, End of Period                      $11.098   $10.866
 Number of Units Outstanding, End of Period                    6,100     4,359
 MFS LIMITED MATURITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                     --        --
 Accumulation Unit Value, End of Period                           --        --
 Number of Units Outstanding, End of Period                       --        --



*The AIM Variable Sub-Accounts, as well as the Fidelity Equity Income and
   Dreyfus Stock Index Variable Sub-Accounts, commenced operations on January 26, 1998. The other Variable Sub-Accounts commenced operation on June 17, 1997, but had no material operations for the year ended December 31, 1997. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.10%.

** The Accumulation Unit information shown for 2004 is for the period beginning
   January 1 and ending September 30.

(1) Effective April 30, 2004, AIM VI. Global Utilities Fund - Series I was merged into INVESCO VIF-Utilities Fund - Series I. Effective October 15, 2004, INVESCO VIF-Utilities Fund - Series I changed its name to AIM V.I. Utilities Fund - Series I. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(2) No longer available under the Contracts.






                                 39  PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------

BASIC POLICY PLUS ENHANCED DEATH BENEFIT RIDER

For the Years Beginning January 1 and Ending December 31,**   1998     1999     2000     2001      2002
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $12.344  $17.594  $15.450   $11.682
 Accumulation Unit Value, End of Period                      $12.344  $17.594  $15.450  $11.682   $ 8.709
 Number of Units Outstanding, End of Period                    5,197   13,896   14,129   10,572     9,006
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $12.897  $17.081  $14.400   $ 9.173
 Accumulation Unit Value, End of Period                      $12.897  $17.081  $14.400  $ 9.173   $ 9.085
 Number of Units Outstanding, End of Period                        0   21,097   24,225   14,671    33,045
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $10.121  $ 9.784  $ 9.711   $ 9.913
 Accumulation Unit Value, End of Period                      $10.121  $ 9.784  $ 9.711  $ 9.913   $ 9.996
 Number of Units Outstanding, End of Period                    8,931    7,601    8,074    7,232     3,654
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                $10.000  $11.433  $15.050  $13.620   $ 9.750
 Accumulation Unit Value, End of Period                      $11.433  $15.050  $13.620  $ 9.750   $ 7.557
 Number of Units Outstanding, End of Period                        0    1,584      327        0         0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $10.858  $10.270  $11.149   $11.691
 Accumulation Unit Value, End of Period                      $10.858  $10.270  $11.149  $11.691   $12.629
 Number of Units Outstanding, End of Period                    7,546   39,816   47,013   16,757     5,139
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $13.477  $17.964  $14.079   $ 9.173
 Accumulation Unit Value, End of Period                      $13.477  $17.964  $14.079  $ 9.173   $ 6.241
 Number of Units Outstanding, End of Period                   15,252   14,638   17,565   14,671    12,974
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $11.434  $17.474  $12.676   $ 9.590
 Accumulation Unit Value, End of Period                      $11.434  $17.474  $12.676  $ 9.590   $ 7.939
 Number of Units Outstanding, End of Period                    5,403    4,967      977    1,206     1,066
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $13.287  $17.011  $14.311   $12.332
 Accumulation Unit Value, End of Period                      $13.287  $17.011  $14.311  $12.332   $ 8.477
 Number of Units Outstanding, End of Period                   5,2510   64,070   65,919   57,074    40,856
AIM V.I. UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                     --       --       --       --        --
 Accumulation Unit Value, End of Period                           --       --       --       --        --
 Number of Units Outstanding, End of Period                       --       --       --       --        --
AMERICAN CENTURY VP BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.618  $12.116  $13.142  $12.611   $11.988
 Accumulation Unit Value, End of Period                      $12.116  $13.142  $12.611  $11.988   $10.686
 Number of Units Outstanding, End of Period                    7,716   10,484   10,810    9,085     8,427
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.025  $11.734  $18.972  $15.544   $10.856
 Accumulation Unit Value, End of Period                      $11.734  $18.972  $15.554  $10.856   $ 8.520
 Number of Units Outstanding, End of Period                    5,196    5,546   11,548   11,365     8,232
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.813  $13.265  $17.649  $15.472   $11.805
 Accumulation Unit Value, End of Period                      $13.265  $17.643  $15.472  $11.805   $ 8.267
 Number of Units Outstanding, End of Period                    4,373    3,528    6,596    6,031     5,603

                                 40  PROSPECTUS


DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $12.819  $15.237  $13.626   $11.792
 Accumulation Unit Value, End of Period                      $12.819  $15.237  $13.626  $11.792   $ 9.024
 Number of Units Outstanding, End of Period                   86,935   80,779   77,360   66,841    43,298
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.602  $11.656  $13.601  $12.900   $11.970
 Accumulation Unit Value, End of Period                      $11.656  $13.601  $12.900  $11.970   $ 8.809
 Number of Units Outstanding, End of Period                   18,031   18,597   16,850   13,932    11,640
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.198  $10.566  $10.909  $11.402   $11.679
 Accumulation Unit Value, End of Period                      $10.566  $10.909  $11.402  $11.679   $11.680
 Number of Units Outstanding, End of Period                   13,027   40,342    2,062    3,684    47,945
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.161  $10.343  $11.275  $12.061   $11.704
 Accumulation Unit Value, End of Period                      $10.343  $11.275  $12.061  $11.704   $ 9.262
 Number of Units Outstanding, End of Period                    5,753    5,754    2,477    2,227     2,227
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.071  $14.184  $17.370  $15.987   $13.826
 Accumulation Unit Value, End of Period                      $14.184  $17.370  $15.987  $13.826   $12.353
 Number of Units Outstanding, End of Period                   11,838   14,873   17,120   13,544    11,445
FIDELITY VIP EQUITY - INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.000  $11.259  $11.799  $12.610   $11.811
 Accumulation Unit Value, End of Period                      $11.259  $11.799  $12.610  $11.811   $ 9.669
 Number of Units Outstanding, End of Period                   76,050   70,192   67,206   57,665    40,187
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.685  $14.691  $19.899  $17.461   $14.170
 Accumulation Unit Value, End of Period                      $14.691  $19.899  $17.461  $14.170   $ 9.762
 Number of Units Outstanding, End of Period                    8,947   11,241   14,641   12,263    11,143
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.779  $10.164  $10.834  $ 8.280   $ 7.202
 Accumulation Unit Value, End of Period                      $10.164  $10.834  $ 8.280  $ 7.202   $ 7.343
 Number of Units Outstanding, End of Period                   28,509   27,471   18,857   14,048     8,990
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.999  $14.544  $25.331  $20.073   $13.157
 Accumulation Unit Value, End of Period                      $14.544  $25.331  $20.073  $13.157   $ 8.590
 Number of Units Outstanding, End of Period                    6,085   10,929   14,285   10,328     9,308
 MFS LIMITED MATURITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                $10.269  $10.273  $10.753       --        --
 Accumulation Unit Value, End of Period                      $10.273  $10.753  $11.237       --        --
 Number of Units Outstanding, End of Period                    3,996    5,857    4,938       --        --

For the Years Beginning January 1 and Ending December 31,**   2003      2004
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.709   $11.118
 Accumulation Unit Value, End of Period                      $11.118   $10.657
 Number of Units Outstanding, End of Period                    4,854     3,677
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.095   $11.141
 Accumulation Unit Value, End of Period                      $11.141   $11.173
 Number of Units Outstanding, End of Period                   27,360    10,942
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.996   $10.762
 Accumulation Unit Value, End of Period                      $10.762   $11.044
 Number of Units Outstanding, End of Period                    2,992         0

                                 41  PROSPECTUS



AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                $ 7.557   $ 8.866
 Accumulation Unit Value, End of Period                      $ 8.866   $ 8.903
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $12.629   $12.581
 Accumulation Unit Value, End of Period                      $12.581   $12.689
 Number of Units Outstanding, End of Period                    3,458       661
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 6.241   $ 8.073
 Accumulation Unit Value, End of Period                      $ 8.073   $ 7.813
 Number of Units Outstanding, End of Period                    8,745     4,038
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 7.939   $10.099
 Accumulation Unit Value, End of Period                      $10.099   $10.762
 Number of Units Outstanding, End of Period                    1,825     1,759
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.477   $10.450
 Accumulation Unit Value, End of Period                      $10.450   $10.077
 Number of Units Outstanding, End of Period                   37,577    23,576
AIM V.I. UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $10.883
 Number of Units Outstanding, End of Period                       --         0
AMERICAN CENTURY VP BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $10.686   $12.582
 Accumulation Unit Value, End of Period                      $12.582   $12.582
 Number of Units Outstanding, End of Period                    4,520     3,813
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.520   $10.456
 Accumulation Unit Value, End of Period                      $10.456   $10.431
 Number of Units Outstanding, End of Period                    8,232     5,202
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.267   $10.267
 Accumulation Unit Value, End of Period                      $10.267   $ 9.910
 Number of Units Outstanding, End of Period                    5,112     3,007
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.024   $11.416
 Accumulation Unit Value, End of Period                      $11.416   $11.406
 Number of Units Outstanding, End of Period                   33,712    15,998
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.809   $10.990
 Accumulation Unit Value, End of Period                      $10.990   $10.651
 Number of Units Outstanding, End of Period                    9,230     7,144
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $11.680   $11.592
 Accumulation Unit Value, End of Period                      $11.592   $11.523
 Number of Units Outstanding, End of Period                    5,479     1,474
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.262   $13.049
 Accumulation Unit Value, End of Period                      $13.049   $13.752
 Number of Units Outstanding, End of Period                    2,894     2,843
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $12.353   $15.641
 Accumulation Unit Value, End of Period                      $15.641   $16.364
 Number of Units Outstanding, End of Period                   12,104     8,777


                                 42  PROSPECTUS



FIDELITY VIP EQUITY - INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.669   $12.420
 Accumulation Unit Value, End of Period                      $12.420   $12.541
 Number of Units Outstanding, End of Period                   36,380    20,151
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 9.762   $12.782
 Accumulation Unit Value, End of Period                      $12.782   $12.050
 Number of Units Outstanding, End of Period                   10,840     2,795
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 7.343   $ 9.211
 Accumulation Unit Value, End of Period                      $ 9.211    v9.543
 Number of Units Outstanding, End of Period                    7.262     1,215
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                $ 8.590   $11.026
 Accumulation Unit Value, End of Period                      $11.026   $10.787
 Number of Units Outstanding, End of Period                    5,167     3,181
 MFS LIMITED MATURITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                     --        --
 Accumulation Unit Value, End of Period                           --        --
 Number of Units Outstanding, End of Period                       --        --


* The AIM Variable Sub-Accounts, as well as the Fidelity Equity Income and Dreyfus Stock Index Variable Sub-Accounts, commenced operations on January 26, 1998. The other Variable Sub-Accounts commenced operation on June 17, 1997, but had no material operations for the year ended December 31, 1997. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.35% and an administrative expense charge of 0.10%.

** The Accumulation Unit information shown for 2004 is for the period beginning
   January 1 and ending September 30.

(1) Effective April 30, 2004, AIM VI. Global Utilities Fund - Series I was merged into INVESCO VIF-Utilities Fund - Series I. Effective October 15, 2004, INVESCO VIF-Utilities Fund - Series I changed its name to AIM V.I. Utilities Fund - Series I. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(2) No longer available under the Contracts.


                                 43  PROSPECTUS

APPENDIX B
MARKET VALUE ADJUSTMENT EXAMPLE
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a Note with a maturity of the original Guarantee Period is not available, we determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

*If a U.S. Treasury Note ("Note") with a maturity of the Guarantee Period is not available, we will determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.




                                 44  PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

Purchase Payment: $10,000 allocated to a Guarantee Period

Guarantee Period: 5 years

Interest Rate: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.

                  Example 1 (Assumes declining interest rates)

Step 1. Calculate Contract Value
 at End of Contract Year 3:        $10,000.00 X (1.045)/3 /= $11,411.66
Step 2. Calculate the Free
 Withdrawal Amount:                .15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Withdrawal   I = 4.5%
 Charge:                           J = 4.2%
                                   N = 730 days    =2
Step 4. Calculate the Market           --------
 Value Adjustment:                     365 days
                                   Market Value Adjustment Factor: .9 X [I - (J
                                   + .0025)] X N = .9 X [.045 - (.042 + .0025)]
                                   X 2 = .0009

                                   Market Value Adjustment = Market Value
                                   Adjustment Factor X Amount Subject to Market
                                   Value Adjustment:
                                    = .0009 X ($11,411.66 - $1,500.00) = $8.92
Step 5. Calculate the amount
 received by a Contract Owner as
 a result of full withdrawal at    $11,411.66 + $8.92 = $11,420.58
 the end of Contract Year 3:



                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value
 at End of Contract Year 3:        $10,000.00 X (1.045)/3 /= $11,411.66
Step 2. Calculate the Free
 Withdrawal Amount:                .15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Withdrawal   I = 4.5%
 Charge:                           J = 4.8%
                                   N = 730 days    =2
Step 4. Calculate the Market           --------
 Value Adjustment:                     365 days
                                   Market Value Adjustment Factor: .9 X [I - (J
                                   + .0025)] X N = .9 X [.045 - (.048 + .0025)]
                                   X 2 = - .0099

                                   Market Value Adjustment = Market Value
                                   Adjustment Factor X Amount Subject to Market
                                   Value Adjustment:
                                    = - .0099 X ($11,411.66 - $1,500.00) = -
                                   $98.13
Step 5. Calculate the amount
 received by a Contract Owner as
 a result of full withdrawal at    $11,411.66 -  $98.13 = $11,313.53
 the end of Contract Year 3:





                                 45  PROSPECTUS

 STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACT
--------------------------------------------------------------------------------
  Purchase of Contracts
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
APPENDIX A: ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.


                                 46  PROSPECTUS

THE ALLSTATE\\(R)\\ PROVIDER VARIABLE ANNUITY

(formerly referred to as  "The Glenbrook Provider Variable Annuity")

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142
MAILING ADDRESS: P.O. BOX 80469, LINCOLN, NE 68501-0469
TELEPHONE NUMBER: 1-800-755-5275                PROSPECTUS DATED JANUARY 3, 2005
 -------------------------------------------------------------------------------
Allstate Life Insurance Company ("Allstate Life") is offering the Allstate\\(R)\\\\ \\Provider Variable Annuity, an individual flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 40 "INVESTMENT ALTERNATIVES". The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 37 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the portfolios ("PORTFOLIOS") of the following mutual funds ("FUNDS"):

AIM VARIABLE INSURANCE FUNDS         FIDELITY/(R)/ VARIABLE INSURANCE PRODUCTS
THE DREYFUS SOCIALLY RESPONSIBLE     GOLDMAN SACHS VARIABLE INSURANCE TRUST
 GROWTH                               (VIT)
 FUND, INC.                          MFS/(R)/ VARIABLE INSURANCE TRUST/SM/
DREYFUS STOCK INDEX FUND             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
DREYFUS VARIABLE INVESTMENT FUND     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 (VIF)


Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated January 3, 2005, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 54 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.


                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

  IMPORTANT     THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
                HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS
   NOTICES      OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT
                DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS
                OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS
                INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                PRINCIPAL.

                THE CONTRACTS ARE NOT FDIC INSURED.





                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                               3
--------------------------------------------------------------------------------
  The Contract at a Glance                                      4
--------------------------------------------------------------------------------
  How the Contract Works                                        6
--------------------------------------------------------------------------------
  Expense Table                                                 7
--------------------------------------------------------------------------------
  Financial Information                                         9
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contract                                                  10
--------------------------------------------------------------------------------
  Purchases                                                     11
--------------------------------------------------------------------------------
  Contract Value                                                12
--------------------------------------------------------------------------------
  Investment Alternatives                                       13
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                  13
--------------------------------------------------------------------------------
     The Fixed Account Options                                  15
--------------------------------------------------------------------------------
     Transfers                                                  18
--------------------------------------------------------------------------------
  Expenses                                                      20
--------------------------------------------------------------------------------
  Access To Your Money                                          22
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
  Income Payments                                               23
--------------------------------------------------------------------------------
  Death Benefits                                                24
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information:                                             28
--------------------------------------------------------------------------------
     Allstate Life                                              28
--------------------------------------------------------------------------------
     The Variable Account                                       28
--------------------------------------------------------------------------------
     The Portfolios                                             28
--------------------------------------------------------------------------------
     The Contract                                               29
--------------------------------------------------------------------------------
     Non-Qualified Annuities Held Within a Qualified Plan       29
--------------------------------------------------------------------------------
     Legal Matters                                              30
--------------------------------------------------------------------------------
  Taxes                                                         31
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                            37
--------------------------------------------------------------------------------
APPENDIX A-ACCUMULATION UNIT VALUES                             38
--------------------------------------------------------------------------------
APPENDIX B-MARKET VALUE ADJUSTMENT EXAMPLE                      52
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS           54
--------------------------------------------------------------------------------


                                 2  PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                PAGE

--------------------------------------------------------------------------------
Accumulation Phase                                              6
--------------------------------------------------------------------------------
Accumulation Unit                                               12
--------------------------------------------------------------------------------
Accumulation Unit Value                                         12
--------------------------------------------------------------------------------
Anniversary Values                                              27
--------------------------------------------------------------------------------
Annuitant                                                       10
--------------------------------------------------------------------------------
Automatic Additions Plan                                        11
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                         19
--------------------------------------------------------------------------------
Beneficiary                                                     10
--------------------------------------------------------------------------------
Cancellation Period                                             12
--------------------------------------------------------------------------------
Contract*                                                       10
--------------------------------------------------------------------------------
Contract Anniversary                                            5
--------------------------------------------------------------------------------
Contract Owner (You)                                            10
--------------------------------------------------------------------------------
Contract Value                                                  12
--------------------------------------------------------------------------------
Contract Year                                                   4
--------------------------------------------------------------------------------
Death Benefit Anniversary                                       26
--------------------------------------------------------------------------------
Death Proceeds                                                  26
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                   19
--------------------------------------------------------------------------------
Due Proof of Death                                              26
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                    27
--------------------------------------------------------------------------------
Enhanced Death and Income Benefit Combination Rider             27
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
Fixed Account Options                                           15
--------------------------------------------------------------------------------
Free Withdrawal Amount                                          20
--------------------------------------------------------------------------------
Funds                                                           1
--------------------------------------------------------------------------------
Allstate Life ("We" or "Us")                                    28
--------------------------------------------------------------------------------
Guarantee Periods                                               16
--------------------------------------------------------------------------------
Income Plan                                                     23
--------------------------------------------------------------------------------
Investment Alternatives                                         13
--------------------------------------------------------------------------------
Issue Date                                                      6
--------------------------------------------------------------------------------
Market Value Adjustment                                         17
--------------------------------------------------------------------------------
Payout Phase                                                    6
--------------------------------------------------------------------------------
Payout Start Date                                               23
--------------------------------------------------------------------------------
Portfolios                                                      28
--------------------------------------------------------------------------------
Qualified Contracts                                             34
--------------------------------------------------------------------------------
SEC                                                             1
--------------------------------------------------------------------------------
Settlement Value                                                26
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                   22
--------------------------------------------------------------------------------
Valuation Date                                                  11
--------------------------------------------------------------------------------
Variable Account                                                28
--------------------------------------------------------------------------------
Variable Sub-Account                                            13
--------------------------------------------------------------------------------
* In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.


                                 3  PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.


FLEXIBLE PAYMENTS       You can purchase a Contract with as little as $3,000
                        ($2,000 for "QUALIFIED CONTRACTS", which are Contracts
                        issued within QUALIFIED PLANS). You can add to your
                        Contract as often and as much as you like, but each
                        payment must be at least $50.
-------------------------------------------------------------------------------
RIGHT TO CANCEL         You may cancel your Contract within 20 days of receipt
                        or any longer period as your state may require
                        ("CANCELLATION PERIOD"). Upon cancellation, we will
                        return your purchase payments adjusted, to the extent
                        federal or state law permits, to reflect the investment
                        experience of any amounts allocated to the Variable
                        Account.
-------------------------------------------------------------------------------
EXPENSES                You will bear the following expenses:

                        .Total Variable Account annual fees equal to 1.15% of
                          average daily net assets (1.37% if you select the ENHANCED DEATH BENEFIT RIDER and 1.59% if you select the ENHANCED DEATH AND INCOME BENEFIT COMBINATION
                          RIDER)

                        .Annual contract maintenance charge of $35 (with
                          certain exceptions)

                        .Withdrawal charges ranging from 0% to 6% of purchase
                          payment withdrawn (with certain exceptions)

                        .Transfer fee of $10 after 12th transfer in any
                          CONTRACT YEAR (fee currently waived)

                        . State premium tax (if your state imposes one)

                        In addition, each Portfolio pays expenses that you will
                        bear indirectly if you invest in a Variable
                        Sub-Account.
-------------------------------------------------------------------------------
INVESTMENT              The Contract offers 40 investment alternatives
ALTERNATIVES            including:

                        .3 Fixed Account Options (which credit interest at
                          rates we guarantee)

                        .37 Variable Sub-Accounts investing in Portfolios
                          offering professional money management by these investment advisors:

                        . A I M Advisors, Inc.

                        . The Dreyfus Corporation

                        . Fidelity Management & Research Company

                        . Goldman Sachs Asset Management, L.P.

                        . MFS/TM/ Investment Management

                        . Neuberger Berman Management, Inc.

                        . Van Kampen/(1)/

                        To find out current rates being paid on the Fixed
                        Account options, or to find out how the Variable
                        Sub-Accounts have performed, please call us at 1-800-755-5275.

                        /(1)// /Morgan Stanley Investment Management Inc., the
                        adviser to the UIF Portfolios, does business in certain
                        instances as Van Kampen.
-------------------------------------------------------------------------------

                                 4  PROSPECTUS


SPECIAL SERVICES        For your convenience, we offer these special services:

                        . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                        . AUTOMATIC ADDITIONS PROGRAM

                        . DOLLAR COST AVERAGING PROGRAM

                        . SYSTEMATIC WITHDRAWAL PROGRAM
-------------------------------------------------------------------------------
INCOME PAYMENTS         You can choose fixed income payments, variable income
                        payments, or a combination of the two. You can receive
                        your income payments in one of the following ways:

                        . life income with guaranteed payments

                        .a "joint and survivor" life income with guaranteed
                          payments

                        .guaranteed payments for a specified period (5 to 30
                          years)
-------------------------------------------------------------------------------
DEATH BENEFITS          If you or the ANNUITANT (if the Contract is owned by a
                        non-natural person) die before the PAYOUT START DATE,
                        we will pay the death benefit described in the
                        Contract. We offer an Enhanced Death Benefit Rider and
                        an Enhanced Death and Income Benefit Combination Rider.
-------------------------------------------------------------------------------
TRANSFERS               Before the Payout Start Date, you may transfer your
                        Contract Value ("CONTRACT VALUE") among the investment
                        alternatives, with certain restrictions. Transfers to a
                        Guarantee Period of the Fixed Account must be at least
                        $50.

                        We do not currently impose a fee upon transfers.
                        However, we reserve the right to charge $10 per
                        transfer after the 12th transfer in each "Contract
                        Year," which we measure from the date we issue your
                        Contract or a Contract Anniversary ("CONTRACT
                        ANNIVERSARY").
-------------------------------------------------------------------------------
WITHDRAWALS             You may withdraw some or all of your Contract Value at
                        any time prior to the Payout Start Date. In general,
                        you must withdraw at least $50 at a time. Full or
                        partial withdrawals are available under limited
                        circumstances on or after the Payout Start Date.
                        Withdrawals taken prior to annuitization (referred to
                        in this prospectus as the Payout Phase) are generally
                        considered to come from the earnings in the Contract
                        first. If the Contract is tax-qualified, generally all
                        withdrawals are treated as distributions of earnings.
                        Withdrawals of earnings are taxed as ordinary income
                        and, if taken prior to age 59 1/2, may be subject to an
                        additional 10% federal tax penalty. A withdrawal charge
                        and MARKET VALUE ADJUSTMENT also may apply.
-------------------------------------------------------------------------------



                                 5  PROSPECTUS

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways. First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 40 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/ or Fixed Account Options. If you invest in any of the 3 Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the 38 Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 23. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment


As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any questions about how the Contract works.


                                 6  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Portfolios.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase  0    1    2    3    4    5     6+
 Payment Being Withdrawn
--------------------------------------------------------------------------------------------
Applicable Charge                                        6%   6%   5%   5%   4%   3%    0%
--------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                   $35.00**
--------------------------------------------------------------------------------------------
Transfer Fee                                                         $10.00***
--------------------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

  ** We will waive this charge in certain cases. See "Expenses."

  *** Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

                                                                                                               Policy with
                                                                                        Policy with           Enhanced Death
Variable Account Annual Expenses (as a percentage of daily net asset               Enhanced Death Benefit   and Income Benefit
value deducted from each VARIABLE SUB-ACCOUNT)                        Base Policy          Rider                  Combo
-------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge                                        1.05%             1.27%                  1.49%
-------------------------------------------------------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%             0.10%                  0.10%
-------------------------------------------------------------------------------------------------------------------------------
Total Variable Account Annual Expenses                                   1.15%             1.37%                  1.59%
-------------------------------------------------------------------------------------------------------------------------------





PORTFOLIO ANNUAL EXPENSES (as a percentage of Portfolio average daily net assets)(1)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           ANNUAL PORTFOLIO EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution fees, and              0.27%                         2.60%
other expenses)
----------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2003.


                                 7  PROSPECTUS

EXAMPLE 1
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in a Variable Sub-Account,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

.. elected the Enhanced Death and Income Benefit Combination Rider.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                  1 Year            3 Years           5 Years           10 Years
------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $95             $174             $246              $448
Portfolio Expenses
------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $71             $103             $130              $226
Portfolio Expenses
------------------------------------------------------------------------------------------------------





EXAMPLE 2
This example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                  1 Year            3 Years           5 Years           10 Years
--------------------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio             $44             $131             $221              $448
Expenses
--------------------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio             $20             $ 61             $105              $226
Expenses
--------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER, WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.49%, AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10%, AND AN ANNUAL CONTRACT MAINTENANCE CHARGE OF $35. IF NO RIDER WERE ELECTED, OR IF THE ENHANCED DEATH BENEFIT RIDER WERE ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE ABOVE EXAMPLES ALSO ASSUME TOTAL ANNUAL PORTFOLIO EXPENSES LISTED IN THE EXPENSE TABLE WILL CONTINUE THROUGHOUT THE PERIODS SHOWN.


                                 8  PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT". Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE". Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund. Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statement contained in the Statement of Additional Information. The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I, which include financial information giving effect to the Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800-755-5275.


                                 9  PROSPECTUS

THE CONTRACT
--------------------------------------------------------------------------------


CONTRACT OWNER
The Allstate Provider Variable Annuity is a Contract between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving contract Owner dies, and

.. any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-living person and a living
person. If the Contract    Owner is a grantor trust, the Contract Owner will be
considered a non-living person for the purposes of the Death of Owner and Death of Annuitant provisions of your Contract. The maximum age of the oldest Contract Owner or Annuitant cannot exceed 90 as of the date we received the completed application. You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.


ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract Owner is a living person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

(i) the youngest Contract Owner; otherwise,

(ii) the youngest Beneficiary.


BENEFICIARY
The Beneficiary is the person who may elect to receive the Death Proceeds or become the new Contract Owner, subject to the "Death of Owner" section below, if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who is the first entitled to receive benefits under the Contract upon the death of the sole surviving Contract Owner. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.


                                 10  PROSPECTUS

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If one or more Beneficiaries survive you, we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries.

If more than one Beneficiary shares in the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share. Each Beneficiary will exercise all rights related to his or her share, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.




MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.


PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office. We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.


                                 11  PROSPECTUS

RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return your Contract by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the money market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, you may then allocate your money to other Variable Sub-Accounts.

If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments of the Contract Value.


CONTRACT VALUE
--------------------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Variable Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine Contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information. We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider and the Enhanced Death and Income Benefit Combination Rider described on page 27.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


                                 12  PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 37 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Portfolios. You should carefully review the Portfolio prospectuses before allocating amounts to the Variable Sub-Accounts.


PORTFOLIO:                 EACH PORTFOLIO SEEKS:       INVESTMENT ADVISOR:
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS*
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund -   As high a total return as
 Series I                   possible, consistent with
                            preservation of capital
-------------------------------------------------------
AIM V.I. Capital           Growth of capital
 Appreciation Fund -
 Series I
-------------------------------------------------------
AIM V.I. Core Equity Fund  Growth of capital
 - Series I
-------------------------------------------------------
AIM V.I. Diversified       A high level of current              A I M ADVISORS,
 Income Fund - Series I     income                               INC.
-------------------------------------------------------
AIM V.I. Government        A high level of current
 Securities Fund - Series   income consistent with a
 I                          reasonable concern for
                            safety of principal
-------------------------------------------------------
AIM V.I. Growth Fund -     Growth of capital
 Series I
-------------------------------------------------------
AIM V.I. High Yield Fund   A high level of current
 - Series I                 income
-------------------------------------------------------
AIM V.I. International     Long-term growth of
 Growth Fund - Series I     capital
-------------------------------------------------------
AIM V.I. Premier Equity    Long-term growth of
 Fund - Series I            capital and income as a
                            secondary objective
-------------------------------------------------------
AIM V.I. Utilities Fund    Seeks capital growth and
 -Series I/(1)/             current income
-------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; THE DREYFUS STOCK INDEX
FUND; AND THE DREYFUS VARIABLE INVESTMENT FUND (VIF) (COLLECTIVELY, THE
DREYFUS FUNDS)
-------------------------------------------------------------------------------
The Dreyfus Socially       Capital growth and,
 Responsible Growth Fund,   secondarily, current
 Inc.:                      income
 Initial Shares
-------------------------------------------------------
Dreyfus Stock Index Fund,  To match the total return
 Inc.:Initial Shares        of the Standard &
                            Poor's(R) 500 Composite
                            Stock Price Index
-------------------------------------------------------
Dreyfus VIF Growth &       Long-term capital growth,
 Income Portfolio:Initial   current income and growth
 Shares                     of income, consistent          THE DREYFUS
                            with reasonable                CORPORATION
                            investment risk
-------------------------------------------------------
Dreyfus VIF Money Market   A high level of current
 Portfolio:Initial Shares   income as is consistent
                            with the preservation of
                            capital and the
                            maintenance of liquidity
-------------------------------------------------------
Dreyfus VIF Small Company  Investment returns
 Stock Portfolio:Initial    (consisting of capital
 Shares                     appreciation and income)
                            that are greater than the
                            total return performance
                            of stocks represented by
                            the Russell 2500/SM/
                            Stock Index ("Russell
                            2500")
-------------------------------------------------------------------------------
FIDELITY/(R)/ VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP               Long-term capital
 ContrafunD/(R)/            appreciation
 Portfolio - Initial
 Class
-------------------------------------------------------------------------------
Fidelity VIP               Reasonable income
 Equity-Income Portfolio
 - Initial Class
-------------------------------------------------------    FIDELITY MANAGEMENT
Fidelity VIP Growth        Capital appreciation                    &
 Portfolio - Initial                                          RESEARCH COMPANY
 Class
-------------------------------------------------------
Fidelity VIP High Income   High level of current
 Portfolio - Initial        income while also
 Class                      considering growth of
                            capital
-------------------------------------------------------------------------------

                                 13  PROSPECTUS


GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
-------------------------------------------------------------------------------
Goldman Sachs VIT Capital  Long-term growth of
 Growth Fund                capital


-------------------------------------------------------      GOLDMAN SACHS
Goldman Sachs VIT          Long-term growth of                     ASSET
 CORE/SM/Small Cap Equity   capital                             MANAGEMENT,
 Fund                                                                L.P.
-------------------------------------------------------
Goldman Sachs VIT          Long-term growth of
 CORE/SM/ U.S. Equity       capital and dividend
 Fund                       income
-------------------------------------------------------
Goldman Sachs VIT Growth   Long-term growth of
 and Income Fund            capital and growth of
                            income
-------------------------------------------------------
Goldman Sachs VIT          Long-term capital
 International Equity       appreciation
 Fund
-------------------------------------------------------------------------------
MFS/(R)/ VARIABLE INSURANCE TRUST/SM/
-------------------------------------------------------------------------------
MFS Emerging Growth        Long-term growth of
 Series - Initial Class     capital
                                                                MFS/TM/
-------------------------------------------------------         INVESTMENT
MFS Investors Trust        Long-term growth of                  MANAGEMENT
 Series - Initial Class     capital with a secondary
                            objective to seek
                            reasonable current income
-------------------------------------------------------
MFS New Discovery Series   Capital appreciation
 - Initial Class
-------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
-------------------------------------------------------------------------------
Neuberger Berman AMT       Long-term growth of
 Guardian Portfolio -       capital; current income
 Class I                    is a secondary goal
-------------------------------------------------------        NEUBERGER BERMAN
Neuberger Berman AMT       Growth of capital                   MANAGEMENT INC.
 Mid-Cap Growth
 Portfolio - Class I
-------------------------------------------------------
Neuberger Berman AMT       Growth of capital
 Partners Portfolio -
 Class I
-------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Van Kampen UIF Core Plus
 Fixed Income Portfolio -
 Class I/(2)(3)/
-------------------------------------------------------
Van Kampen UIF Equity      Long-term capital
 Growth Portfolio -         appreciation
 Class I/(2)/
-------------------------------------------------------
Van Kampen UIF Global      Long-term capital
 Value Equity Portfolio -   appreciation
 Class I/(2)(4)/                                         VAN KAMPEN/(//2//)/
-------------------------------------------------------
Van Kampen UIF             Long-term capital
 International Magnum       appreciation
 Portfolio -
 Class I/(2)/
-------------------------------------------------------
Van Kampen UIF U.S. Mid    Above-average total return
 Cap Value Portfolio -      over a market cycle of
 Class I/(2)(5)/            three to five years
-------------------------------------------------------
Van Kampen UIF U.S. Real   Above-average current
 Estate Portfolio -         income and long-term
 Class I/(2)/               capital appreciation
-------------------------------------------------------
Van Kampen UIF Value       Above-average total return
 Portfolio - Class I/(2)/   over a market cycle of
                            three to five years
-------------------------------------------------------------------------------



*A Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval.

(1) Effective April 30, 2004, AIM VI. Global Utilities Fund - Series I was merged into INVESCO VIF-Utilities Fund - Series I. Effective October 15, 2004, INVESCO VIF-Utilities Fund - Series I changed its name to AIM V.I. Utilities Fund - Series I. The investment objective for this Portfolio has not changed.

(2) Morgan Stanley Investment Management, Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen. Effective May 1, 2004, the Morgan Stanley UIF Portfolios were rebranded the Van Kampen UIF Portfolios.

(3) Effective May 1, 2002, Van Kampen UIF Fixed Income Portfolio, Class I changed its name to Van Kampen UIF Core Plus Fixed Income Portfolio, Class I. The investment objective for this Portfolio has not changed.

(4) Effective May 1, 2001, Van Kampen UIF Global Equity Portfolio, Class I changed its name to Van Kampen UIF Global Value Equity Portfolio, Class I. The investment objective for this Portfolio has not changed.


                                 14  PROSPECTUS

(5) Effective May 1, 2003, Van Kampen UIF Mid Cap Value Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I. Effective May 1, 2004, Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE GREATER OR LESS THAN THE INVESTMENT RESULTS OF SIMILARLY NAMED RETAIL MUTUAL FUNDS.


INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options: 2 dollar cost averaging options, and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Purchase payments that you allocate to the Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each payment or transfer.

For each purchase payment, the first transfer from the DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the money market Variable Sub-Account in equal monthly installments. Transferring Account Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 19. You must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 36 months of payment. At the end of 36 months, any nominal amounts remaining in the DCA Fixed Account will be allocated to the money market Variable Sub-Account. No transfers are permitted into the DCA Fixed Account.

SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to the Short Term Dollar Cost Averaging Fixed Account Option ("Short Term DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for up to one year at the current rate in effect at the time of allocation.

For each purchase payment, the first transfer from the Short Term DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the money market Variable Sub-Account in equal monthly installments. Transferring Account Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 19.

We will follow your instructions in transferring amounts monthly from the Short Term DCA Fixed Account Option. However, you may not choose less than 3 or more than 12 monthly installments. Further, you must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 12 months. At the end of the transfer period, any nominal amounts remaining in the Short Term DCA Fixed Account will be allocated to the money market Variable Sub-Account.

If you discontinue the Short term Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the money market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term DCA Fixed Account.

We bear the investment risk for all amounts allocated to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. That is because we


                                 15  PROSPECTUS
guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate. We may declare more than one interest rate for different monies based upon the date of allocation to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or Allstate Life customer service at 1-800-755-5275.


GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s). Each payment or transfer allocated to a Guarantee Period must be at least $50. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors.

WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Allstate Life at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period.

THE FOLLOWING EXAMPLE ILLUSTRATES HOW A PURCHASE PAYMENT ALLOCATED TO A GUARANTEED PERIOD WOULD GROW, GIVEN AN ASSUMED GUARANTEE PERIOD AND ANNUAL INTEREST RATE:

Purchase Payment  ........................................................................... $10,000
Guarantee Period  ............................................................................5 years
Annual Interest Rate   .........................................................................4.50%





                                END OF CONTRACT YEAR
                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value................  $10,000.00
 X (1 + Annual
 Interest Rate)             x1.045
                        ----------
                        $10,450.00
Contract Value at end
 of Contract Year.....              $10,450.00
 X (1 + Annual
 Interest)                              x1.045
                                    ----------
                                    $10,920.25
Contract Value at end
 of Contract Year.....                          $10,920.25
 X (1 + Annual
 Interest Rate)                                     x1.045
                                                ----------
                                                $11,411.66
Contract Value at end
 of Contract Year.....                                      $11,411.66
 X (1 + Annual
 Interest Rate)                                                 x1.045
                                                            ----------
                                                            $11,925.19
Contract Value at end
 of Contract Year.....                                                   $11,925.19
 X (1 + Annual
 Interest Rate)                                                              x1.045
                                                                        -----------
                                                                         $12,461.82


TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5-year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.


                                 16  PROSPECTUS

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; we will pay interest from the day the Guarantee Period expired until the date of the transfer. The interest will be the rate for the shortest Guarantee Period then being offered; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable. We will pay interest from the day the Guarantee Period expired until the date of withdrawal. The interest will be the rate for the shortest Guarantee Period then being offered. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless applied during the 30 day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described in the "Death Benefit Amount" section below.

We will not apply a Market Value Adjustment to a withdrawal you make:

.. within the Free Withdrawal Amount as described on page 20,

.. that qualify for one of the waivers as described on page 21,

.. to satisfy the IRS minimum distribution rules for the Contract, or

.. a single withdrawal made by a surviving spouse made within one year after continuing the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.


                                 17  PROSPECTUS

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to either the Short-Term Dollar Cost Averaging Fixed Account or the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments. If you choose an Income Plan that depends on any person's life, you may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.


TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of
                                 18  PROSPECTUS
trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable
     Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..    we are  informed  by one or more of the  Portfolios  that  they  intend  to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

..    whether  your  transfers  follow a pattern  that  appears  designed to take advantage of short term market  fluctuations,  particularly  within certain
     Sub-account   underlying  portfolios  that  we  have  identified  as  being susceptible to market timing activities;

..    whether the manager of the  underlying  portfolio  has  indicated  that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

..    the  investment  objectives  and/or  size  of  the  Sub-account  underlying portfolio.

If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month during the Accumulation Phase from the Short Term DCA Fixed Account or the DCA Fixed Account, to any Variable Sub-Account. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Variable Sub-Account may cause a shift in the percentage you allocated to each Variable Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.
Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its


                                 19  PROSPECTUS
  increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.


EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account.

Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

.. total purchase payments equal $50,000 or more, or

.. all money is allocated to the Fixed Account.

In addition, we will waive the Contract Maintenance Charge if total purchase payments are $50,000 or more as of the Payout Start Date.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.05% of the average daily net assets you have invested in the Variable Sub-Accounts (1.27% if you select the Enhanced Death Benefit Rider, and 1.49% if you select the Enhanced Death and Income Benefit Combination Rider). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider and the Enhanced Death and Income Benefit Combination Rider to compensate us for the additional risk that we accept by providing these options. We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.


TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines to 0% over a 6 year period that begins on the day we receive your payment. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page
7. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "FREE WITHDRAWAL AMOUNT" are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come

                                 20  PROSPECTUS
first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:

.. on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period);

.. on the death of the Contract Owner, or the Annuitant, if the Contract Owner is not a natural person (unless the Settlement Value is used to determine the death benefit);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty and a Market Value Adjustment. You should consult your own tax counsel or other tax advisors regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. You or the Annuitant, if the Contract Owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a natural person, become unemployed at least one year after the Issue Date;

2. you or the Annuitant, if the Contract Owner is not a natural person, receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3. you or the Annuitant, if the Contract Owner is not a natural person, claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers. The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for such taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will

                                 21  PROSPECTUS
incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section beginning on page 34.


OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Portfolios. For a summary of current estimates of those charges and expenses, see page 31. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative services we provide to the Portfolios.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. You must name the investment alternative from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro rata from the investment alternatives according to the value of your investments therein. In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account. If you request a total withdrawal, we may require you to return your Contract to us. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been previously reduced by withdrawals to less than $2,000, we will inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's Value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

                                 22  PROSPECTUS

INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
You select the Payout Start Date in your application. The "PAYOUT START DATE" is the day that we apply your money to an Income Plan. The Payout Start Date must be:

.. at least 30 days after the Issue Date; and

.. no later than the day the Annuitant reaches age 90, or the 10th Contract
  Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 591/2 may be subject to an additional 10% federal tax penalty.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments. If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment.

Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the commuted balance of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

If you elected the Enhanced Death and Income Benefit Combination Option, you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If

                                 23  PROSPECTUS
you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments. We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.


DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH OF OWNER
 If you die before the Payout Start Date, any surviving joint Contract Owner or, if none, the Beneficiary will be designated the new Contract Owner and will be entitled to the options described below. If the new Contract Owner previously was the Beneficiary, however, the new Contract Owner's options will be subject to any restrictions previously placed upon the Beneficiary.

The claim for death benefits must be submitted to us within 180 days of the relevant death in order to claim the standard or enhanced death benefit. If a complete claim is not submitted within 180 days of the relevant death, the claimant will receive the greater of Contract Value or the Settlement Value. (See "Death Proceeds" below).

1. If your spouse is the sole surviving Contract Owner or, in the absence of any surviving Contract Owner, is the sole Beneficiary:

  (a) Your spouse may elect to receive the Death Proceeds in a lump sum; or

  (b) Your spouse may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above) subject to the following conditions:

                                 24  PROSPECTUS

The Payout Start Date must be within one year of your date of death. Income payments must be payable:

   (i) over the life of your spouse; or

   (ii) for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

   (iii) over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

  (c) If your spouse does not elect one of these options, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

The Contract Value of the continued Contract will be the Death Proceeds. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-accounts of the Variable Account. The excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the Death Proceeds, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the money market Variable Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

   (i) transfer all or a portion of the excess among the Variable Sub-accounts;

   (ii) transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

   (iii) transfer all or a portion of the excess into a combination of Variable Sub-accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in the Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.

Prior to the Payout Start Date, the Death Benefit of the continued Contract will be as defined in the Death Benefit provision.

Only one spousal continuation is allowed under the Contract.

2. If the new Contract Owner is not your spouse but is a living person:

  (a) The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

  (b) The new Contract Owner may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above) subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

   (i) over the life of the new Contract Owner; or

   (ii) for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Contract Owner; or

   (iii) over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

  (c) If the new Contract Owner does not elect one of the options above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement
of the Death Proceeds, the Contract Value will be the Death Proceeds.   Unless
otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If the new Contract Owner dies prior to the complete liquidation of the Contract Value, then the new Contract Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

3. If the new Contract Owner is a corporation or other type of non-living person:

  (a) The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

  (b) If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Proceeds, the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

                                 25  PROSPECTUS

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the new Contract Owner upon the death of the Contract Owner.

If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for purposes of these provisions.

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the Death Proceeds are paid.


DEATH OF ANNUITANT
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the following apply:

1. If the Contract Owner is a living person, then the Contract will continue with a new Annuitant, who will be:

  (a) the youngest Contract Owner; otherwise

  (b)  the youngest Beneficiary.

You may change the Annuitant before the Payout Start Date.

2. If the Contract Owner is a non-living person:

  (a) The Contract Owner may elect to receive the Death Proceeds in a lump sum;
or

  (b) If the Contract Owner does not elect the option above, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. On the date we receive the complete request for settlement of the Death Proceeds, the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the Contract Owner upon the death of the Annuitant.

Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant's death to the date on which the Death Proceeds are paid.


DUE PROOF OF DEATH
A claim for a distribution on death must include Due Proof of Death. We will accept the following documentation as "Due Proof of Death":

.. a certified copy of a death certificate,

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

.. any other proof acceptable to us.


DEATH BENEFIT PAYMENTS
DEATH PROCEEDS. If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of your death, the Death Proceeds are equal to the applicable death benefit described below. Otherwise, the Death Proceeds are equal to the greater of the Contract Value or the Settlement Value.

We reserve the right to extend, on a non-discriminatory basis, the 180-day period in which the Death Proceeds will equal the applicable death benefit as described above.

This right applies only for the purposes of determining the amount payable as Death Proceeds and in no way restricts when a claim may be filed.


DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period.
  Also, the Settlement Value will reflect the deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver of such charges described in the "Contract Maintenance Charge" section above.

A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries. The partial

                                 26  PROSPECTUS
withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) = the withdrawal amount;

  (b) = the Contract Value immediately prior to the withdrawal; and

  (c) = the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.


OPTIONAL RIDERS
We offer two optional riders: an Enhanced Death Benefit Rider and an Enhanced Death and Income Benefit Combination Rider. You may elect to add either or no Riders to your Contract; you may not add both. If you elect an optional Rider, we will charge you a higher mortality and expense risk charge. We may discontinue offering either or both of these Riders at any time. The benefits under these Riders are described below.


ENHANCED DEATH BENEFIT RIDER
If the Contract Owner is a living individual, the enhanced death benefit applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the enhanced death benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the enhanced death benefit. The enhanced death benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states. The enhanced death benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.

ENHANCED DEATH BENEFIT A. At issue, Enhanced Death Benefit A is equal to the initial purchase payment. After issue, Enhanced Death Benefit A is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. The "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by an adjustment for any partial withdrawals since that Anniversary.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = the withdrawal amount,

  (b) = the Contract Value immediately prior to the withdrawal, and

  (c) = the Contract Value on that Contract Anniversary adjusted by any prior purchase payments and withdrawals since that Contract Anniversary.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner's or the Annuitant's, if the Contract Owner is not a natural person, 85th birthday. After age 85, we will recalculate Enhanced Death Benefit A only for purchase payments and withdrawals.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment, as defined below. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

.. the date we determine the death benefit, or

.. the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a natural person, the Annuitant's, 85th birthday.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = the withdrawal amount,

  (b) = the Contract Value immediately prior to the withdrawal, and

  (c) = the most recently calculated enhanced death benefit.


ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER
Instead of the Enhanced Death Benefit Rider, you may instead choose the Enhanced Death and Income Benefit Combination Rider.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit guarantees that the amount of income payments you receive will not be less than those determined by applying the value of the enhanced death benefit on the Payout Start Date to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.

The enhanced income benefit will apply if the Contract Owner elects a Payout Start Date that:

.. is on or after the tenth Contract Anniversary, and

.. is prior to the Annuitant's 90th Birthday.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

.. 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

                                 27  PROSPECTUS

.. 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time.

The enhanced income benefit only applies to the determination of income payments under Income Plans in the circumstances described above. This is not a guarantee of Contract Value on investment performance. This benefit does not enhance the amounts you receive in partial withdrawals or surrenders. If you surrender your Contract, you will not receive any benefit under this Rider.




MORE INFORMATION
--------------------------------------------------------------------------------


ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company ("Glenbrook Life") issued the Contract. Effective January 1, 2005, Glenbrook Life merged with Allstate Life ("Merger"). On the date of the Merger, Allstate Life acquired from Glenbrook Life all of Glenbrook Life's assets and became directly liable for Glenbrook Life's liabilities and obligations with respect to all contracts issued by Glenbrook Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.


THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the "Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.


VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes

                                 28  PROSPECTUS
decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment portfolio. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio.

The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT
DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Allstate Life does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.


ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

                                 29  PROSPECTUS

LEGAL MATTERS
All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.

                                 30  PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of

                                 31  PROSPECTUS
the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred

                                 32  PROSPECTUS
on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


                                 33  PROSPECTUS

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as investments as:

.. Individual Retirement Annuities (IRAs) under Section 408(b) of the Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension (SEP IRA) under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Section 408(p) of the Code; and

.. Tax Sheltered Annuities under Section 403(b) of the Code.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored retirement plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, IRAs (excluding Roth IRAs) and TSAs require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:


                                 34  PROSPECTUS

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from employer sponsored retirement plans, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity.


                                 35  PROSPECTUS

Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Section 408(p) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.


                                 36  PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's annual report on Form 10-K for the year ended December 31, 2003 and its Form 10-Q reports for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 are incorporated herein by reference which means that they are legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 (telephone:
1-800-755-5275).


                                 37  PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------
                                  BASIC POLICY

For the Years Beginning January 1 and Ending December 31,*   1998    1999      2000      2001       2002
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.73  $  12.66  $  11.99   $  10.50
 Accumulation Unit Value, End of Period                     $10.73  $ 12.66  $  11.99  $  10.50   $  8.605
 Number of Units Outstanding, End of Period                      0    7,487    52,646    90,025     79,599
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.39  $  16.29  $  14.35   $  10.88
 Accumulation Unit Value, End of Period                     $10.73  $ 16.29  $  14.35  $  10.88   $  8.138
 Number of Units Outstanding, End of Period                      0    8,743    73,347    76,217     62,506
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.36  $  15.09  $  12.74   $   9.72
 Accumulation Unit Value, End of Period                     $11.36  $ 15.09  $  12.74  $   9.72   $  8.112
 Number of Units Outstanding, End of Period                      0   12,180    53,747    73,192     55,166
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.22  $   9.91  $   9.87   $  10.11
 Accumulation Unit Value, End of Period                     $10.22  $  9.91  $   9.87  $  10.11   $ 10.219
 Number of Units Outstanding, End of Period                      0      721       721       721     80,837
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.73  $  14.16  $  13.68   $  11.04
 Accumulation Unit Value, End of Period                     $10.73  $ 14.16  $  13.68  $  11.04   $  7.178
 Number of Units Outstanding, End of Period                      0        0         0         0          0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.38  $   9.85  $  10.73   $  11.29
 Accumulation Unit Value, End of Period                     $10.38  $  9.85  $  10.73  $  11.29   $ 12.228
 Number of Units Outstanding, End of Period                      0        0     2,954    17,908     18,116
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.83  $  15.82  $  12.43   $   8.13
 Accumulation Unit Value, End of Period                     $11.83  $ 15.82  $  12.43  $   8.13   $  5.545
 Number of Units Outstanding, End of Period                      0   13,275    69,688    57,165     41,008
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.31  $  11.27  $   9.03   $   8.48
 Accumulation Unit Value, End of Period                     $10.31  $ 11.27  $   9.03  $   8.48   $  7.891
 Number of Units Outstanding, End of Period                      0    7,387     9,651    16,857      9,136
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.68  $  16.38  $  11.92   $   9.00
 Accumulation Unit Value, End of Period                     $10.68  $ 16.38  $  11.92  $   9.00   $  7.510
 Number of Units Outstanding, End of Period                      0        0     4,196     4,353      3,644
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.52  $  14.80  $  12.49   $  12.49
 Accumulation Unit Value, End of Period                     $11.52  $ 14.80  $  12.49  $  10.79   $  7.442
 Number of Units Outstanding, End of Period                      0   42,074   115,418   133,037     99,724
AIM V.I. UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                   --       --        --        --         --
 Accumulation Unit Value, End of Period                         --       --        --        --         --
 Number of Units Outstanding, End of Period                     --       --        --        --         --
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.79  $  14.40  $  12.66   $   9.69
 Accumulation Unit Value, End of Period                     $10.79  $ 14.40  $  12.66  $   9.69   $  6.808
 Number of Units Outstanding, End of Period                      0    3,130     5,459     2,854      2,119

                                 38  PROSPECTUS


DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.87  $  12.97  $  11.63   $  10.10
 Accumulation Unit Value, End of Period                     $10.87  $ 12.97  $  11.63  $  10.10   $  7.750
 Number of Units Outstanding, End of Period                      0    9,930    23,030    17,916     18,764
DREYFUS VIF GROWTH & INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.65  $  12.47  $  11.86   $  11.86
 Accumulation Unit Value, End of Period                     $10.65  $ 12.47  $  11.86  $ 11.078   $  8.148
 Number of Units Outstanding, End of Period                      0    2,680     3,326    13,021     12,290
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.05  $  10.40  $  10.91   $ 11.211
 Accumulation Unit Value, End of Period                     $10.05  $ 10.40  $  10.91  $ 11.211   $ 11.245
 Number of Units Outstanding, End of Period                      0        0         0    33,552     21,895
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.65  $  11.66  $  12.51   $ 12.178
 Accumulation Unit Value, End of Period                     $10.65  $ 11.66  $  12.51  $ 12.178   $  9.665
 Number of Units Outstanding, End of Period                      0      236       429       428        314
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.66  $  14.33  $  13.23   $ 11.473
 Accumulation Unit Value, End of Period                     $11.66  $ 14.33  $  13.23  $ 11.473   $ 10.281
 Number of Units Outstanding, End of Period                      0   18,963   101,434   128,908    109,080
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.48  $  11.02  $  11.81   $ 11.096
 Accumulation Unit Value, End of Period                     $10.48  $ 11.02  $  11.81  $ 11.096   $  9.110
 Number of Units Outstanding, End of Period                      0   30,264   100,008   169,933    151,301
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.20  $  15.22  $  13.40   $ 10.906
 Accumulation Unit Value, End of Period                     $11.20  $ 15.22  $  13.40  $ 10.906   $  7.536
 Number of Units Outstanding, End of Period                      0   25,821   168,574   193,055    156,368
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.43  $  11.16  $   8.55   $  7.462
 Accumulation Unit Value, End of Period                     $10.43  $ 11.16  $   8.55  $  7.462   $  7.637
 Number of Units Outstanding, End of Period                      0    3,837    45,009    69,939     76,485
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.10  $  13.99  $   8.55   $ 10.763
 Accumulation Unit Value, End of Period                     $11.10  $ 11.16  $   8.55  $ 10.763   $  8.051
 Number of Units Outstanding, End of Period                      0        0       573       573        573
GOLDMAN SACHS CORE/SM/ SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.60  $  12.36  $  12.44   $ 12.851
 Accumulation Unit Value, End of Period                     $10.60  $ 12.36  $  12.44  $ 12.851   $ 10.803
 Number of Units Outstanding, End of Period                      0       86       717       716        785
GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.89  $  13.46  $  12.02   $ 10.466
 Accumulation Unit Value, End of Period                     $10.89  $ 13.46  $  12.02  $ 10.466   $  8.081
 Number of Units Outstanding, End of Period                      0      317         0       159        158
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT/(2)/
 Accumulation Unit Value, Beginning of Period               $10.00  $  9.67  $   9.92  $  10.70         --
 Accumulation Unit Value, End of Period                     $ 9.67  $  9.92  $  10.70  $ 11.089         --
 Number of Units Outstanding, End of Period                      0        0       724       895         --
GOLDMAN SACHS VIT GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $  9.94  $  10.46  $   9.86   $  8.712
 Accumulation Unit Value, End of Period                     $ 9.94  $ 10.46  $   9.86  $  8.712   $  7.742
 Number of Units Outstanding, End of Period                      0      637       636      1386          0
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.84  $  14.25  $  12.24   $  9.402
 Accumulation Unit Value, End of Period                     $10.84  $ 14.25  $  12.24  $  9.402   $  7.590
 Number of Units Outstanding, End of Period                      0        0       168       167        166



                                 39  PROSPECTUS



MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.95  $  20.88  $  16.60   $  10.91
 Accumulation Unit Value, End of Period                     $11.95  $ 20.88  $  16.60  $  10.91   $  7.146
 Number of Units Outstanding, End of Period                      0    1,059    58,025   104,779     94,106
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.81  $  11.41  $  11.26   $   9.36
 Accumulation Unit Value, End of Period                     $10.81  $ 11.41  $  11.26  $   9.36   $  7.311
 Number of Units Outstanding, End of Period                      0    6,295    15,337    45,121     32,328
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.38  $  19.52  $  18.92   $  17.76
 Accumulation Unit Value, End of Period                     $11.38  $ 19.52  $  18.92  $  17.76   $ 12.002
 Number of Units Outstanding, End of Period                      0      183     3,148     6,802      6,778
NEUBERGER BERMAN AMT GUARDIAN SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.81  $  12.28  $  10.31   $ 12.058
 Accumulation Unit Value, End of Period                     $10.81  $ 12.28  $  10.31  $ 12.058   $  8.694
 Number of Units Outstanding, End of Period                      0        0    28,736         0          0
NEUBERGER BERMAN AMT MID-CAP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 12.13  $  18.45  $  16.88   $ 12.575
 Accumulation Unit Value, End of Period                     $12.13  $ 18.45  $  16.88  $ 12.575   $  8.784
 Number of Units Outstanding, End of Period                      0      296       696       695        316
NEUBERGER BERMAN AMT PARTNERS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.31  $  10.00  $  10.90   $ 10.465
 Accumulation Unit Value, End of Period                     $10.31  $ 10.94  $  10.90  $ 10.465   $  7.848
 Number of Units Outstanding, End of Period                      0        0         0         0          0
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(3)(4)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.15  $   9.87  $  10.85   $ 11.723
 Accumulation Unit Value, End of Period                     $10.15  $  9.87  $  10.85  $ 11.723   $ 12.439
 Number of Units Outstanding, End of Period                      0        0         0         0          0
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.94  $  15.09  $  13.17   $ 11.049
 Accumulation Unit Value, End of Period                     $10.94  $ 15.09  $  13.17    11.049   $  7.879
 Number of Units Outstanding, End of Period                      0        0       162         0      2,459
VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(3)(5)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.43  $  10.73  $  11.83   $ 10.873
 Accumulation Unit Value, End of Period                     $10.43  $ 10.73  $  11.83  $ 10.873   $  8.937
 Number of Units Outstanding, End of Period                      0        0       959         0      1,077
VAN KAMPEN UIF INTERNATIONAL MAGNUM SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.39  $  12.85  $  11.13   $  8.881
 Accumulation Unit Value, End of Period                     $10.39  $ 12.85  $  11.13  $  8.881   $  7.304
 Number of Units Outstanding, End of Period                      0        0         0         0          0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT/(3)(6)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.96  $  10.00  $  14.32   $ 13.705
 Accumulation Unit Value, End of Period                     $10.96  $ 13.07  $  14.32  $ 13.705   $  9.752
 Number of Units Outstanding, End of Period                      0        0     5,400         0      9,054
VAN KAMPEN UIF U.S. REAL ESTATE SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.18  $  10.00  $  12.67   $ 13.759
 Accumulation Unit Value, End of Period                     $10.18  $  9.91  $  12.67  $ 13.759   $ 13.403
 Number of Units Outstanding, End of Period                      0        0         0         0          0
VAN KAMPEN UIF VALUE SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $10.00  $  9.95  $  10.00  $  11.93   $ 12.058
 Accumulation Unit Value, End of Period                     $ 9.95  $  9.65  $  11.93  $ 12.058   $  9.279
 Number of Units Outstanding, End of Period                      0        0       233         0        753




                                 40  PROSPECTUS

For the Years Beginning January 1 and Ending December        2003       2004
31,*
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.605   $  9.899
 Accumulation Unit Value, End of Period                    $  9.899   $  9.863
 Number of Units Outstanding, End of Period                  77,339     76,112
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.138   $ 10.420
 Accumulation Unit Value, End of Period                    $ 10.420   $ 10.011
 Number of Units Outstanding, End of Period                  51,334     45,919
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.112   $  9.978
 Accumulation Unit Value, End of Period                    $  9.978   $ 10.030
 Number of Units Outstanding, End of Period                  52,185     49,973
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.219   $ 11.035
 Accumulation Unit Value, End of Period                    $ 11.035   $ 11.350
 Number of Units Outstanding, End of Period                  80,837     80,837
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  7.178   $  8.446
 Accumulation Unit Value, End of Period                    $  8.446   $  8.490
 Number of Units Outstanding, End of Period                       0          0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 12.228   $ 12.217
 Accumulation Unit Value, End of Period                    $ 12.217   $ 12.350
 Number of Units Outstanding, End of Period                  25,026     23,535
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  5.545   $  7.195
 Accumulation Unit Value, End of Period                    $  7.195   $  6.979
 Number of Units Outstanding, End of Period                  29,457     27,704
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.891   $  9.988
 Accumulation Unit Value, End of Period                    $  9.988    v10.516
 Number of Units Outstanding, End of Period                   9,047      8.957
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.510   $  9.582
 Accumulation Unit Value, End of Period                    $  9.582   $ 10.234
 Number of Units Outstanding, End of Period                   3,304      3,578
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.442   $  9.202
 Accumulation Unit Value, End of Period                    $  9.202   $  8.893
 Number of Units Outstanding, End of Period                  89,645     80,195
AIM V.I. UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
 Accumulation Unit Value, End of Period                          --   $ 10.897
 Number of Units Outstanding, End of Period                      --          0
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  6.808   $  8.480
 Accumulation Unit Value, End of Period                    $  8.480   $  8.203
 Number of Units Outstanding, End of Period                   1,323      1,514
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.750   $  9.834
 Accumulation Unit Value, End of Period                    $  9.834   $  9.847
 Number of Units Outstanding, End of Period                  13,107     13,597
DREYFUS VIF GROWTH & INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.148   $ 10.195
 Accumulation Unit Value, End of Period                    $ 10.195   $  9.903
 Number of Units Outstanding, End of Period                  11,244     11.237



                                 41  PROSPECTUS



DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 11.245   $ 11.194
 Accumulation Unit Value, End of Period                    $ 11.194   $ 11.152
 Number of Units Outstanding, End of Period                   7,225      9,183
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  9.665   $ 13.658
 Accumulation Unit Value, End of Period                    $ 13.658   $ 14.426
 Number of Units Outstanding, End of Period                       0        227
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.281   $ 13.057
 Accumulation Unit Value, End of Period                    $ 13.057   $ 13.691
 Number of Units Outstanding, End of Period                 105,900    102,482
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  9.110   $ 11.738
 Accumulation Unit Value, End of Period                    $ 11.738   $ 11.879
 Number of Units Outstanding, End of Period                 139,986    138,095
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.536   $  9.896
 Accumulation Unit Value, End of Period                    $  9.896   $  9.351
 Number of Units Outstanding, End of Period                 144,374    135,616
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.637   $  9.600
 Accumulation Unit Value, End of Period                    $  9.600   $  9.969
 Number of Units Outstanding, End of Period                  97,563     96,011
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.051   $  9.848
 Accumulation Unit Value, End of Period                    $  9.848   $  9.713
 Number of Units Outstanding, End of Period                     573        573
GOLDMAN SACHS CORE/SM/ SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.803   $ 15.592
 Accumulation Unit Value, End of Period                    $ 15.592   $ 16.113
 Number of Units Outstanding, End of Period                     714        714
GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.081   $ 10.343
 Accumulation Unit Value, End of Period                    $ 10.343   $ 10.781
 Number of Units Outstanding, End of Period                     158        158
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT/(2)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
GOLDMAN SACHS VIT GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.742   $  9.518
 Accumulation Unit Value, End of Period                    $  9.518   $ 10.248
 Number of Units Outstanding, End of Period                       0          0
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.590   $ 10.167
 Accumulation Unit Value, End of Period                    $ 10.167   $  9.952
 Number of Units Outstanding, End of Period                       0        820
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.146   $  9.200
 Accumulation Unit Value, End of Period                    $  9.200   $  9.021
 Number of Units Outstanding, End of Period                  83,943     72,029
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.311   $  8.828
 Accumulation Unit Value, End of Period                    $  8.828   $  8.809
 Number of Units Outstanding, End of Period                  30,413     28,480



                                 42  PROSPECTUS

MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 12.002   $ 15.866
 Accumulation Unit Value, End of Period                    $ 15.866   $ 14.659
 Number of Units Outstanding, End of Period                   6,419      6,644
NEUBERGER BERMAN AMT GUARDIAN SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.694   $ 11.325
 Accumulation Unit Value, End of Period                    $ 11.325   $ 11.734
 Number of Units Outstanding, End of Period                       0          0
NEUBERGER BERMAN AMT MID-CAP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.784   $ 11.121
 Accumulation Unit Value, End of Period                    $ 11.121   $ 11.357
 Number of Units Outstanding, End of Period                     315        315
NEUBERGER BERMAN AMT PARTNERS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.848   $ 10.481
 Accumulation Unit Value, End of Period                    $ 10.481   $ 10.998
 Number of Units Outstanding, End of Period                       0          0
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(3)(4)/
 Accumulation Unit Value, Beginning of Period              $ 12.439   $ 12.867
 Accumulation Unit Value, End of Period                    $ 12.867   $ 13.164
 Number of Units Outstanding, End of Period                   3,413      3,412
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period              $  7.879   $  9.731
 Accumulation Unit Value, End of Period                    $  9.731   $  9.445
 Number of Units Outstanding, End of Period                   2,298      2,402
VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(3)(5)/
 Accumulation Unit Value, Beginning of Period              $  8.937   $ 11.393
 Accumulation Unit Value, End of Period                    $ 11.393   $ 11.516
 Number of Units Outstanding, End of Period                     115        115
VAN KAMPEN UIF INTERNATIONAL MAGNUM SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period              $  7.304   $  9.200
 Accumulation Unit Value, End of Period                    $  9.200      9.332
 Number of Units Outstanding, End of Period                       0          0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT/(3)(6)/
 Accumulation Unit Value, Beginning of Period              $  9.752   $ 13.642
 Accumulation Unit Value, End of Period                    $ 13.642   $ 13.939
 Number of Units Outstanding, End of Period                   7,762      7,683
VAN KAMPEN UIF U.S. REAL ESTATE SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period              $ 13.403   $ 18.346
 Accumulation Unit Value, End of Period                    $ 18.346   $ 21.186
 Number of Units Outstanding, End of Period                       0        188
VAN KAMPEN UIF VALUE SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period              $  9.279   $ 12.300
 Accumulation Unit Value, End of Period                    $ 12.300   $ 13.085
 Number of Units Outstanding, End of Period                   1,016      1,117


*The Contracts were first offered on November 10, 1998. The Accumulation Unit
   Values in this table reflect a mortality and expense risk charge of 1.05% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998. The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.

(1) Effective April 30, 2004, AIM VI. Global Utilities Fund - Series I was merged into INVESCO VIF-Utilities Fund - Series I. Effective October 15, 2004, INVESCO VIF-Utilities Fund - Series I changed its name to AIM V.I. Utilities Fund - Series I. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(2) Effective May 1, 2002, the Goldman Sachs VIT Global Income Sub-Account closed to new investors.

(3) Effective May 1, 2004, the Morgan Stanley UIF Portfolios were rebranded the Van Kampen UIF Portfolios.

(4) Effective May 1, 2002, Van Kampen UIF Fixed Income Portfolio, Class I changed its name to Van Kampen UIF Core Plus Fixed Income Portfolio, Class I.
    We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(5) Effective May 1, 2001, Van Kampen UIF Global Equity Portfolio, Class I changed its name to Van Kampen UIF Global Value Equity Portfolio, Class I. The investment objective for this Portfolio has not changed. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.


                                 43  PROSPECTUS

(6) Effective May 1, 2003, Van Kampen UIF Mid Cap Value Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I.
    Effective May 1, 2004, Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I.






                                 44  PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------
             WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER

For the Years Beginning January 1 and Ending December 31,*   1998    1999      2000      2001       2002
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.73  $  12.60  $  11.88   $  10.36
 Accumulation Unit Value, End of Period                     $10.73  $ 12.60  $  11.88  $  10.36   $  8.450
 Number of Units Outstanding, End of Period                      0    43121   101,781    94,585     89,074
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.39  $  16.21  $  14.22   $  10.73
 Accumulation Unit Value, End of Period                     $11.39  $ 16.21  $  14.22  $  10.73   $  7.991
 Number of Units Outstanding, End of Period                      0   16,046   122,768   129,783    103,573
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.36  $  15.01  $  12.63   $   9.59
 Accumulation Unit Value, End of Period                     $11.36  $ 15.01  $  12.63  $   9.59   $  7.966
 Number of Units Outstanding, End of Period                      0   11,459    66,400    69,341     55,288
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.21  $   9.86  $   9.78   $   9.97
 Accumulation Unit Value, End of Period                     $10.21  $  9.86  $   9.78  $   9.97   $ 10.034
 Number of Units Outstanding, End of Period                      0    1,484     1,484     1,484      1,484
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.72  $  14.09  $  14.09   $  10.90
 Accumulation Unit Value, End of Period                     $10.72  $ 14.09  $  13.59  $  10.90   $  7.048
 Number of Units Outstanding, End of Period                      0        0         0         0          0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.38  $   9.80  $  10.63   $  10.99
 Accumulation Unit Value, End of Period                     $10.38  $  9.80  $  10.63  $  10.99   $ 12.007
 Number of Units Outstanding, End of Period                      0        0         0         0          0
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.82  $  15.74  $  12.32   $   8.02
 Accumulation Unit Value, End of Period                     $11.82  $ 15.74  $  12.32  $   8.02   $  5.445
 Number of Units Outstanding, End of Period                      0   21,246   108,292   112,689    104,501
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.31  $  11.22  $   8.94   $   8.36
 Accumulation Unit Value, End of Period                     $10.31  $ 11.22  $   8.94  $   8.36   $  7.748
 Number of Units Outstanding, End of Period                      0      185    10,889    11,220     12,011
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.68  $  16.30  $  11.81   $   8.89
 Accumulation Unit Value, End of Period                     $10.68  $ 16.30  $  11.81  $   8.89   $  7.374
 Number of Units Outstanding, End of Period                      0    2,943     3,483     3,178      2,927
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.51  $  14.73  $  12.37   $  10.65
 Accumulation Unit Value, End of Period                     $11.51  $ 14.73  $  12.37  $  10.65   $  7.307
 Number of Units Outstanding, End of Period                      0   34,288   159,570   160,343    126,176
AIM V.I. UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                   --       --        --        --         --
 Accumulation Unit Value, End of Period                         --       --        --        --         --
 Number of Units Outstanding, End of Period                     --       --        --        --         --
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.77  $  14.33  $  12.55   $   9.56
 Accumulation Unit Value, End of Period                     $10.77  $ 14.33  $  12.55  $   9.56   $  6.685
 Number of Units Outstanding, End of Period                      0    5,493     7,121     6,350      5,661

                                 45  PROSPECTUS


DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.87  $  12.90  $  11.52   $   9.96
 Accumulation Unit Value, End of Period                     $10.87  $ 12.90  $  11.52  $   9.96   $  7.610
 Number of Units Outstanding, End of Period                      0   19,955    21,326    19,024     16,309
DREYFUS VIF GROWTH & INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.64  $  12.40  $  11.75   $  10.89
 Accumulation Unit Value, End of Period                     $10.64  $ 12.40  $  11.75  $  10.89   $  8.000
 Number of Units Outstanding, End of Period                      0    3,983     3,676     3,568      2,993
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.04  $  10.36  $  10.81   $  11.06
 Accumulation Unit Value, End of Period                     $10.04  $ 10.36  $  10.81  $  11.06   $ 11.042
 Number of Units Outstanding, End of Period                      0      577       489    16,157     14,874
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.65  $  11.60  $  12.39   $  12.01
 Accumulation Unit Value, End of Period                     $10.65  $ 11.60  $  12.39  $  12.01   $  9.491
 Number of Units Outstanding, End of Period                      0    2,542     2,538     2,047      1,716
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.65  $  14.26  $  13.10   $  11.32
 Accumulation Unit Value, End of Period                     $11.65  $ 14.26  $  13.10  $  11.32   $ 10.096
 Number of Units Outstanding, End of Period                      0   32,161   13,1791   134,375    114,720
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.47  $  10.96  $  11.70   $  10.94
 Accumulation Unit Value, End of Period                     $10.47  $ 10.96  $  11.70  $  10.94   $  8.946
 Number of Units Outstanding, End of Period                      0   11,621    45,849    55,016     54,937
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.19  $  15.15  $  13.27   $  10.76
 Accumulation Unit Value, End of Period                     $11.19  $ 15.15  $  13.27  $  10.76   $  7.399
 Number of Units Outstanding, End of Period                      0   22,088   151,189   149,935    123,919
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.43  $  11.10  $   8.47   $   7.36
 Accumulation Unit Value, End of Period                     $10.43  $ 11.10  $   8.47  $   7.36   $  7.493
 Number of Units Outstanding, End of Period                      0    3,667    31,190    24,128     17,717
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.09  $  13.92  $  12.61   $  10.62
 Accumulation Unit Value, End of Period                     $11.09  $ 13.92  $  12.61  $  10.62   $  7.906
 Number of Units Outstanding, End of Period                      0    2,449     4,173     2,958      3,144
GOLDMAN SACHS CORE/SM/ SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.59  $  12.30  $  12.32   $  12.67
 Accumulation Unit Value, End of Period                     $10.59  $ 12.30  $  12.32  $  12.67   $ 10.607
 Number of Units Outstanding, End of Period                      0   17,918    18,069    17,077     13,981
GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.89  $  13.39  $  11.91   $  10.32
 Accumulation Unit Value, End of Period                     $10.89  $ 13.39  $  11.91  $  10.32   $  7.935
 Number of Units Outstanding, End of Period                      0   20,515    23,250    20,215     16,365
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period               $10.00  $  9.66  $   9.87  $  10.60         --
 Accumulation Unit Value, End of Period                     $ 9.66  $  9.87  $  10.60  $  10.94         --
 Number of Units Outstanding, End of Period                      0        0         0         0          0
GOLDMAN SACHS VIT GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $  9.93  $  10.41  $   9.76   $   8.71
 Accumulation Unit Value, End of Period                     $ 9.93  $ 10.41  $   9.76  $   8.71   $  7.603
 Number of Units Outstanding, End of Period                      0    2,081     2,047     1,386        820
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.84  $  14.18  $  12.12   $   9.27
 Accumulation Unit Value, End of Period                     $10.84  $ 14.18  $  12.12  $   9.27   $  7.453
 Number of Units Outstanding, End of Period                      0        0     1,812     1,812      1,812

                                 46  PROSPECTUS


MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.94  $  20.78  $  16.44   $  10.76
 Accumulation Unit Value, End of Period                     $11.94  $ 20.78  $  16.44  $  10.76   $  7.017
 Number of Units Outstanding, End of Period                      0   19,189    64,075    65,183     58,274
MFS INVESTORS TRUST SERIES
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.81  $  11.35  $  11.16   $   9.23
 Accumulation Unit Value, End of Period                     $10.81  $ 11.35  $  11.16  $   9.23   $  7.179
 Number of Units Outstanding, End of Period                      0    4,808    11,160     9,277      7,991
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 11.38  $  19.42  $  18.74   $  17.51
 Accumulation Unit Value, End of Period                     $11.38  $ 19.42  $  18.74  $  17.51   $ 11.785
 Number of Units Outstanding, End of Period                      0      707     1,509       913      1,214
NEUBERGER BERMAN AMT GUARDIAN SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.80  $  12.22  $  12.17   $  11.79
 Accumulation Unit Value, End of Period                     $10.80  $ 12.22  $  12.17  $  11.79   $  8.537
 Number of Units Outstanding, End of Period                      0    1,924     1,415     1,315        756
NEUBERGER BERMAN AMT MID CAP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 12.12  $  18.36  $  16.72   $  12.40
 Accumulation Unit Value, End of Period                     $12.12  $ 18.36  $  16.72  $  12.40   $  8.625
 Number of Units Outstanding, End of Period                      0       64     1,853     1,852      1,850
NEUBERGER BERMAN AMT PARTNERS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.30  $  10.89  $  10.79   $  10.32
 Accumulation Unit Value, End of Period                     $10.30  $ 10.89  $  10.79  $  10.32   $  7.706
 Number of Units Outstanding, End of Period                      0   17,996    16,330    16,031     12,781
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(3)(4)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.15  $   9.82  $  10.75   $  11.40
 Accumulation Unit Value, End of Period                     $10.15  $  9.82  $  10.75  $  11.40   $ 12.214
 Number of Units Outstanding, End of Period                      0        0         0         0          0
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.94  $  15.02  $  13.04   $  10.90
 Accumulation Unit Value, End of Period                     $10.94  $ 15.02  $  13.04  $  10.90   $  7.737
 Number of Units Outstanding, End of Period                      0    7,464    11,011     9,643      8,976
VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(3)(5)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.42  $  10.69  $  11.72   $  10.72
 Accumulation Unit Value, End of Period                     $10.42  $ 10.69  $  11.72  $  10.72   $  8.775
 Number of Units Outstanding, End of Period                      0      245       363       244        243
VAN KAMPEN UIF INTERNATIONAL MAGNUM SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.38  $  12.79  $  11.03   $   9.43
 Accumulation Unit Value, End of Period                     $10.38  $ 12.79  $  11.03  $   9.43   $  7.172
 Number of Units Outstanding, End of Period                      0        0         0         0          0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT/(3)(6)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.96  $  13.01  $  14.18   $  13.52
 Accumulation Unit Value, End of Period                     $10.96  $ 13.01  $  14.18  $  13.52   $  9.576
 Number of Units Outstanding, End of Period                      0    1,788     4,089     2,772      3,137
VAN KAMPEN UIF U.S. REAL ESTATE SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $10.00  $ 10.17  $   9.86  $  12.55   $  14.00
 Accumulation Unit Value, End of Period                     $10.17  $  9.86  $  12.55  $  14.00   $ 13.161
 Number of Units Outstanding, End of Period                      0        0         0         0          0
VAN KAMPEN UIF VALUE SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $10.00  $  9.95  $   9.61  $  11.82   $  11.89
 Accumulation Unit Value, End of Period                     $ 9.95  $  9.61  $  11.82  $  11.89   $  9.112
 Number of Units Outstanding, End of Period                      0   17,465    16,697    15,426     12,180





                                 47  PROSPECTUS

For the Years Beginning January 1 and Ending December        2003       2004
31,*
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.450   $  9.677
 Accumulation Unit Value, End of Period                    $  9.677   $  9.611
 Number of Units Outstanding, End of Period                  79,043     63,895
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.991   $ 10.187
 Accumulation Unit Value, End of Period                    $ 10.187   $  9.754
 Number of Units Outstanding, End of Period                  93,396     82,252
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.966   $  9.755
 Accumulation Unit Value, End of Period                    $  9.755   $  9.773
 Number of Units Outstanding, End of Period                  49,921     50,120
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.034   $ 10.789
 Accumulation Unit Value, End of Period                    $ 10.789   $ 11.060
 Number of Units Outstanding, End of Period                     134          0
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  7.048   $  8.257
 Accumulation Unit Value, End of Period                    $  8.257   $  8.288
 Number of Units Outstanding, End of Period                       0          0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 12.007   $ 11.944
 Accumulation Unit Value, End of Period                    $ 11.944   $ 12.034
 Number of Units Outstanding, End of Period                       0          0
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  5.445   $  7.034
 Accumulation Unit Value, End of Period                    $  7.034   $  6.800
 Number of Units Outstanding, End of Period                 105,887    101,131
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.748   $  9.765
 Accumulation Unit Value, End of Period                    $  9.765     10.247
 Number of Units Outstanding, End of Period                  11,842     11,271
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.374   $  9.368
 Accumulation Unit Value, End of Period                    $  9.368   $  9.972
 Number of Units Outstanding, End of Period                   2,660        530
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.307   $  8.996
 Accumulation Unit Value, End of Period                    $  8.996   $  8.665
 Number of Units Outstanding, End of Period                 117,821    102,217
AIM V.I. UTILITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
 Accumulation Unit Value, End of Period                          --   $ 10.876
 Number of Units Outstanding, End of Period                      --          0
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  6.685   $  8.290
 Accumulation Unit Value, End of Period                    $  8.290   $  7.993
 Number of Units Outstanding, End of Period                   7,252      5,120
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.610   $  9.614
 Accumulation Unit Value, End of Period                    $  9.614   $  9.595
 Number of Units Outstanding, End of Period                  13,791     17,721
DREYFUS VIF GROWTH & INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.000   $  9.967
 Accumulation Unit Value, End of Period                    $  9.967   $  9.649
 Number of Units Outstanding, End of Period                   1,614      1,674


                                 48  PROSPECTUS


DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 11.042   $ 10.944
 Accumulation Unit Value, End of Period                    $ 10.944   $ 10.867
 Number of Units Outstanding, End of Period                   7,405      1,510
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  9.491   $ 13.352
 Accumulation Unit Value, End of Period                    $ 13.352   $ 14.057
 Number of Units Outstanding, End of Period                   1,714      1,713
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.096   $ 12.765
 Accumulation Unit Value, End of Period                    $ 12.765   $ 13.340
 Number of Units Outstanding, End of Period                 105,800     98,026
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.946   $ 11.475
 Accumulation Unit Value, End of Period                    $ 11.475   $ 11.575
 Number of Units Outstanding, End of Period                  59,907     58,079
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.399   $  9.675
 Accumulation Unit Value, End of Period                    $  9.675   $  9.112
 Number of Units Outstanding, End of Period                 111,514     99,339
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.493   $  9.385
 Accumulation Unit Value, End of Period                    $  9.385   $  9.714
 Number of Units Outstanding, End of Period                  16,572     15,444
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.906   $  9.628
 Accumulation Unit Value, End of Period                    $  9.628   $  9.464
 Number of Units Outstanding, End of Period                   3,053      3,013
GOLDMAN SACHS CORE/SM/ SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.607   $ 15.243
 Accumulation Unit Value, End of Period                    $ 15.243   $ 15.701
 Number of Units Outstanding, End of Period                  12,774     12,650
GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.935   $ 10.112
 Accumulation Unit Value, End of Period                    $ 10.112   $ 10.505
 Number of Units Outstanding, End of Period                  15,131     14,610
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT/(2)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
GOLDMAN SACHS VIT GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.603   $  9.305
 Accumulation Unit Value, End of Period                    $  9.305   $  9.986
 Number of Units Outstanding, End of Period                     819        818
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.453   $  9.939
 Accumulation Unit Value, End of Period                    $  9.939   $  9.697
 Number of Units Outstanding, End of Period                   1,812      1,812
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.017   $  8.994
 Accumulation Unit Value, End of Period                    $  8.994   $  8.790
 Number of Units Outstanding, End of Period                  53,387     46,204
MFS INVESTORS TRUST SERIES
 Accumulation Unit Value, Beginning of Period              $  7.179   $  8.631
 Accumulation Unit Value, End of Period                    $  8.631   $  8.583
 Number of Units Outstanding, End of Period                   6,780      6,887


                                 49  PROSPECTUS



MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 11.785   $ 15.511
 Accumulation Unit Value, End of Period                    $ 15.511   $ 14.284
 Number of Units Outstanding, End of Period                   2,605      2,604
NEUBERGER BERMAN AMT GUARDIAN SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.537   $ 11.072
 Accumulation Unit Value, End of Period                    $ 11.072   $ 11.434
 Number of Units Outstanding, End of Period                     629        779
NEUBERGER BERMAN AMT MID CAP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.625   $ 10.872
 Accumulation Unit Value, End of Period                    $ 10.872   $ 11.066
 Number of Units Outstanding, End of Period                   1,848      1,847
NEUBERGER BERMAN AMT PARTNERS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.706   $ 10.246
 Accumulation Unit Value, End of Period                    $ 10.246   $ 10.717
 Number of Units Outstanding, End of Period                  11,778     11,662
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(3)(4)/
 Accumulation Unit Value, Beginning of Period              $ 12.214   $ 12.579
 Accumulation Unit Value, End of Period                    $ 12.579   $ 12.827
 Number of Units Outstanding, End of Period                   1,130      1,997
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period              $  7.737   $  9.513
 Accumulation Unit Value, End of Period                    $  9.513   $  9.203
 Number of Units Outstanding, End of Period                   8,598      8,461
VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(3)(5)/
 Accumulation Unit Value, Beginning of Period              $  8.775   $ 11.138
 Accumulation Unit Value, End of Period                    $ 11.138   $ 11.221
 Number of Units Outstanding, End of Period                     243        243
VAN KAMPEN UIF INTERNATIONAL MAGNUM SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period              $  7.172   $  8.994
 Accumulation Unit Value, End of Period                    $  8.994   $  9.093
 Number of Units Outstanding, End of Period                       0          0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT/(3)(6)/
 Accumulation Unit Value, Beginning of Period              $  9.576   $ 13.337
 Accumulation Unit Value, End of Period                    $ 13.337   $ 13.582
 Number of Units Outstanding, End of Period                   4,792      4,746
VAN KAMPEN UIF U.S. REAL ESTATE SUB-ACCOUNT /(3)/
 Accumulation Unit Value, Beginning of Period              $ 13.161   $ 17.935
 Accumulation Unit Value, End of Period                    $ 17.935   $ 20.644
 Number of Units Outstanding, End of Period                       0          0
VAN KAMPEN UIF VALUE SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period              $  9.112   $ 12.025
 Accumulation Unit Value, End of Period                    $ 12.025   $ 12.750
 Number of Units Outstanding, End of Period                  12,203     12,370


*The Contracts were first offered on November 10, 1998. The Accumulation Unit
   Values in this table reflect a mortality and expense risk charge of 1.49% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998. The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.

(1) Effective April 30, 2004, AIM VI. Global Utilities Fund - Series I was merged into INVESCO VIF-Utilities Fund - Series I. Effective October 15, 2004, INVESCO VIF-Utilities Fund - Series I changed its name to AIM V.I. Utilities Fund - Series I. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(2) Effective May 1, 2002, the Goldman Sachs VIT Global Income Sub-Account closed to new investors.

(3) Effective May 1, 2004, the Morgan Stanley UIF Portfolios were rebranded the Van Kampen UIF Portfolios.

(4) Effective May 1, 2002, Van Kampen UIF Fixed Income Portfolio, Class I changed its name to Van Kampen UIF Core Plus Fixed Income Portfolio, Class I.
    We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(5) Effective May 1, 2001, Van Kampen UIF Global Equity Portfolio, Class I changed its name to Van Kampen UIF Global Value Equity Portfolio, Class I. The investment objective for this Portfolio has not changed. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.


                                 50  PROSPECTUS

(6) Effective May 1, 2003, Van Kampen UIF Mid Cap Value Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I.
    Effective May 1, 2004, Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I.




                                 51  PROSPECTUS

APPENDIX B
MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a Note with a maturity of the original Guarantee Period is not available, we determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

*If a U.S. Treasury Note ("Note") with a maturity of the Guarantee Period is not available, we will determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.




                                 52  PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

Purchase Payment: $10,000 allocated to a Guarantee Period

Guarantee Period: 5 years

Interest Rate: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.


                  Example 1 (Assumes declining interest rates)

Step 1.  Calculate Contract Value  $10,000.00 X (1.045)/3 /= $11,411.66
 at End of Contract Year 3:
Step 2. Calculate the Free         .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
                                   I = 4.5%
Step 3. Calculate the Withdrawal   J = 4.2%
 Charge:                           N = 730 days    =2
                                       --------
Step 4. Calculate the Market           365 days
 Value Adjustment:                 Market Value Adjustment Factor: .9 X [I - (J
                                   + .0025)] X N = .9 X [.045 - (.042 + .0025)]
                                   X 2 = .0009

                                   Market Value Adjustment = Market Value
                                   Adjustment Factor X Amount Subject to Market
                                   Value Adjustment:
                                    = .0009 X ($11,411.66 - $1,500.00) = $8.92
Step 5. Calculate the amount       $11,411.66 + $8.92 = $11,420.58
 received by a Contract Owner as
 a result of full withdrawal at
 the end of Contract Year 3:



                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1.  Calculate Contract Value  $10,000.00 X (1.045)/3 /= $11,411.66
 at End of Contract Year 3:
Step 2. Calculate the Free         .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
                                   I = 4.5%
Step 3. Calculate the Withdrawal   J = 4.8%
 Charge:                           N = 730 days    =2
                                       --------
Step 4. Calculate the Market           365 days
 Value Adjustment:                 Market Value Adjustment Factor: .9 X [I - (J
                                   + .0025)] X N = .9 X [.045 - (.048 + .0025)]
                                   X 2 = -.0099

                                   Market Value Adjustment = Market Value
                                   Adjustment Factor X Amount Subject to Market
                                   Value Adjustment:
                                    = -.0099 X ($11,411.66 - $1,500.00) =
                                   -$98.13
Step 5. Calculate the amount       $11,411.66 - $98.13 = $11,313.53
 received by a Contract Owner as
 a result of full withdrawal at
 the end of Contract Year 3:






                                 53  PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACT
--------------------------------------------------------------------------------
  Purchase of Contracts
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
APPENDIX A: ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


                                 54  PROSPECTUS

THE ALLSTATE\\(R)\\ PROVIDER VARIABLE ANNUITY

(formerly referred to as  "The Glenbrook Provider Variable Annuity")

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142
MAILING ADDRESS: P.O. BOX 80469, LINCOLN, NE 68501-0469
TELEPHONE NUMBER: 1-800-755-5275                PROSPECTUS DATED JANUARY 3, 2005
 -------------------------------------------------------------------------------
Allstate Life Insurance Company ("Allstate Life") is offering the
Allstate\\(R)\\ Provider Variable Annuity, an individual flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 42 "INVESTMENT ALTERNATIVEs". The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 39 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the portfolios ("PORTFOLIOS") of the following mutual funds ("FUNDS"):

AIM VARIABLE INSURANCE FUNDS             MFS/(R)/ VARIABLE INSURANCE TRUST/SM/
FEDERATED INSURANCE SERIES               OPPENHEIMER VARIABLE ACCOUNT FUNDS
FIDELITY/(R)/ VARIABLE INSURANCE         PUTNAM VARIABLE TRUST
 PRODUCTS                                STI CLASSIC VARIABLE TRUST
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST


Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated January 3, 2005, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 59 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.


                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

  IMPORTANT     THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
                HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS
   NOTICES      OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT
                DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS
                OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS
                INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                PRINCIPAL.

                THE CONTRACTS ARE NOT FDIC INSURED.





                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                               3
--------------------------------------------------------------------------------
  The Contract at a Glance                                      4
--------------------------------------------------------------------------------
  How the Contract Works                                        6
--------------------------------------------------------------------------------
  Expense Table                                                 7
--------------------------------------------------------------------------------
  Financial Information                                         10
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contract                                                  11
--------------------------------------------------------------------------------
  Purchases                                                     12
--------------------------------------------------------------------------------
  Contract Value                                                13
--------------------------------------------------------------------------------
  Investment Alternatives                                       14
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                  14
--------------------------------------------------------------------------------
     The Fixed Account Options                                  16
--------------------------------------------------------------------------------
     Transfers                                                  18
--------------------------------------------------------------------------------
  Expenses                                                      21
--------------------------------------------------------------------------------
  Access To Your Money                                          23
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
  Income Payments                                               23
--------------------------------------------------------------------------------
Death Benefits                                                  25
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information:                                             29
--------------------------------------------------------------------------------
     Allstate Life                                              29
--------------------------------------------------------------------------------
     The Variable Account                                       29
--------------------------------------------------------------------------------
     The Portfolios                                             29
--------------------------------------------------------------------------------
     The Contract                                               30
--------------------------------------------------------------------------------
     Non-Qualified Annuities Held Within a Qualified Plan       30
--------------------------------------------------------------------------------
     Legal Matters                                              30
--------------------------------------------------------------------------------
  Taxes                                                         32
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                            38
--------------------------------------------------------------------------------
APPENDIX A-ACCUMULATION UNIT VALUES                             39
--------------------------------------------------------------------------------
APPENDIX B-MARKET VALUE ADJUSTMENT EXAMPLE                      57
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS           59
--------------------------------------------------------------------------------


                                 2  PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                PAGE

--------------------------------------------------------------------------------
Accumulation Phase                                              6
--------------------------------------------------------------------------------
Accumulation Unit                                               10
--------------------------------------------------------------------------------
Accumulation Unit Value                                         10
--------------------------------------------------------------------------------
Anniversary Values                                              28
--------------------------------------------------------------------------------
Annuitant                                                       11
--------------------------------------------------------------------------------
Automatic Additions Plan                                        12
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                         20
--------------------------------------------------------------------------------
Beneficiary                                                     11
--------------------------------------------------------------------------------
Cancellation Period                                             12
--------------------------------------------------------------------------------
Contract*                                                       11
--------------------------------------------------------------------------------
Contract Anniversary                                            5
--------------------------------------------------------------------------------
Contract Owner (You)                                            11
--------------------------------------------------------------------------------
Contract Value                                                  13
--------------------------------------------------------------------------------
Contract Year                                                   4
--------------------------------------------------------------------------------
Death Benefit Anniversary                                       27
--------------------------------------------------------------------------------
Death Proceeds                                                  27
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                   20
--------------------------------------------------------------------------------
Due Proof of Death                                              27
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                    27
--------------------------------------------------------------------------------
Enhanced Death and Income Benefit Combination Rider             28
--------------------------------------------------------------------------------
Enhanced Death and Income Benefit Combination Rider II          28
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
Fixed Account Options                                           16
--------------------------------------------------------------------------------
Free Withdrawal Amount                                          21
--------------------------------------------------------------------------------
Funds                                                           1
--------------------------------------------------------------------------------
Allstate Life ("We" or "Us")                                    29
--------------------------------------------------------------------------------
Guarantee Periods                                               17
--------------------------------------------------------------------------------
Income Plan                                                     23
--------------------------------------------------------------------------------
Investment Alternatives                                         18
--------------------------------------------------------------------------------
Issue Date                                                      6
--------------------------------------------------------------------------------
Market Value Adjustment                                         18
--------------------------------------------------------------------------------
Payout Phase                                                    6
--------------------------------------------------------------------------------
Payout Start Date                                               23
--------------------------------------------------------------------------------
Portfolios                                                      29
--------------------------------------------------------------------------------
Qualified Contracts                                             34
--------------------------------------------------------------------------------
SEC                                                             1
--------------------------------------------------------------------------------
Settlement Value                                                27
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                   23
--------------------------------------------------------------------------------
Valuation Date                                                  12
--------------------------------------------------------------------------------
Variable Account                                                1
--------------------------------------------------------------------------------
Variable Sub-Account                                            1
--------------------------------------------------------------------------------

* In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.


                                 3  PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.


FLEXIBLE PAYMENTS       You can purchase a Contract with as little as $3,000
                        ($2,000 for "QUALIFIED CONTRACTS", which are Contracts
                        issued within QUALIFIED PLANS). You can add to your
                        Contract as often and as much as you like, but each
                        payment must be at least $50.
-------------------------------------------------------------------------------
RIGHT TO CANCEL         You may cancel your Contract within 20 days of receipt
                        or any longer period as your state may require
                        ("CANCELLATION PERIOD"). Upon cancellation, we will
                        return your purchase payments adjusted, to the extent
                        federal or state law permits, to reflect the investment
                        experience of any amounts allocated to the Variable
                        Account.
-------------------------------------------------------------------------------
EXPENSES                You will bear the following expenses:

                        .Total Variable Account annual fees equal to 1.15% of
                          average daily net assets (1.37% if you select the ENHANCED DEATH BENEFIT RIDER; 1.59% if you selected the ENHANCED DEATH AND INCOME BENEFIT COMBINATION
                          RIDER (for Contracts issued before September 22,
                          2000); and 1.65% if you select the ENHANCED DEATH AND
                          INCOME BENEFIT COMBINATION RIDER II (for Contracts issued on or after September 22, 2000)

                        .Annual contract maintenance charge of $35 (with
                          certain exceptions)

                        .Withdrawal charges ranging from 0% to 6% of purchase
                          payment withdrawn (with certain exceptions)

                        .Transfer fee of $10 after 12th transfer in any
                          CONTRACT YEAR (fee currently waived)

                        . State premium tax (if your state imposes one)

                        In addition, each Portfolio pays expenses that you will
                        bear indirectly if you invest in a Variable
                        Sub-Account.
-------------------------------------------------------------------------------
INVESTMENT              The Contract offers 42 investment alternatives
ALTERNATIVES            including:

                        .3 Fixed Account Options (which credit interest at
                          rates we guarantee)

                        .39 Variable Sub-Accounts investing in Portfolios
                          offering professional money management by these investment advisers:

                          . A I M Advisors, Inc.

                          . Federated Investment Management Company

                          . Fidelity Management & Research Company

                          . Franklin Advisers, Inc.

                          . MFS/TM/ Investment Management

                          . OppenheimerFunds, Inc.

                          . Putnam Investment Management, LLC

                          . Trusco Capital Management, Inc.

                        To find out current rates being paid on the Fixed
                        Account options, or to find out how the Variable
                        Sub-Accounts have performed, please call us at
                        1-800-755-5275.
-------------------------------------------------------------------------------

                                 4  PROSPECTUS




SPECIAL SERVICES        For your convenience, we offer these special services:

                        . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                        . AUTOMATIC ADDITIONS PROGRAM

                        . DOLLAR COST AVERAGING PROGRAM

                        . SYSTEMATIC WITHDRAWAL PROGRAM
-------------------------------------------------------------------------------
INCOME PAYMENTS         You can choose fixed income payments, variable income
                        payments, or a combination of the two. You can receive
                        your income payments in one of the following ways:

                        . life income with guaranteed payments

                        .a "joint and survivor" life income with guaranteed
                          payments

                        .guaranteed payments for a specified period (5 to 30
                          years)
-------------------------------------------------------------------------------
DEATH BENEFITS          If you or the ANNUITANT (if the Contract is owned by a
                        non-natural person) die before the PAYOUT START DATE,
                        we will pay the death benefit described in the
                        Contract. We offer an Enhanced Death Benefit Rider and
                        an Enhanced Death and Income Benefit Combination Rider
                        II.
-------------------------------------------------------------------------------
TRANSFERS               Before the Payout Start Date, you may transfer your
                        Contract value ("CONTRACT VALUE") among the investment
                        alternatives, with certain restrictions. Transfers to a
                        GUARANTEE PERIOD of the Fixed Account must be at least
                        $50.

                        We do not currently impose a fee upon transfers.
                        However, we reserve the right to charge $10 per
                        transfer after the 12th transfer in each "Contract
                        Year," which we measure from the date we issue your
                        Contract or a Contract anniversary ("CONTRACT
                        ANNIVERSARY").
-------------------------------------------------------------------------------
WITHDRAWALS             You may withdraw some or all of your Contract Value at
                        any time prior to the Payout Start Date. In general,
                        you must withdraw at least $50 at a time. Full or
                        partial withdrawals are available under limited
                        circumstances on or after the Payout Start Date.
                        Withdrawals taken prior to annuitization (referred to
                        in this prospectus as the Payout Phase) are generally
                        considered to come from the earnings in the Contract
                        first.  If the Contract is tax-qualified, generally all
                        withdrawals are treated as distributions of earnings.
                        Withdrawals of earnings are taxed as ordinary income
                        and, if taken prior to age 59 1/2, may be subject to an
                        additional 10% federal tax penalty. A withdrawal charge
                        and MARKET VALUE ADJUSTMENT also may apply.
-------------------------------------------------------------------------------




                                 5  PROSPECTUS

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways. First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 42 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/ or Fixed Account Options. If you invest in any of the 3 Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the 39 Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 23. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment


As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any questions about how the Contract works.


                                 6  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Portfolios.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the Purchase  0    1    2    3    4    5     6+
 Payment Being Withdrawn
--------------------------------------------------------------------------------------------
Applicable Charge                                        6%   6%   5%   5%   4%   3%    0%
--------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                   $35.00**
--------------------------------------------------------------------------------------------
Transfer Fee                                                         $10.00***
--------------------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

  ** We will waive this charge in certain cases. See "Expenses."

  *** Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.


VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)


WITHOUT THE ENHANCED DEATH BENEFIT RIDER, ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER, OR ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II

Mortality and Expense Risk Charge                                            1.05%
-----------------------------------------------------------------------------------
Administrative Expense Charge                                                0.10%
-----------------------------------------------------------------------------------
Total Variable Account Annual Expense                                        1.15%
-----------------------------------------------------------------------------------




WITH THE ENHANCED DEATH BENEFIT RIDER

Mortality and Expense Risk Charge                                        1.27%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.37%
-------------------------------------------------------------------------------



WITH THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER (FOR CONTRACTS ISSUED BEFORE SEPTEMBER 22, 2000)

Mortality and Expense Risk Charge                                        1.49%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.59%
-------------------------------------------------------------------------------



WITH THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 22, 2000.

Mortality and Expense Risk Charge                                        1.55%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.65%
-------------------------------------------------------------------------------



                                 7  PROSPECTUS

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET ASSETS) (1)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           ANNUAL PORTFOLIO EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution and/or
services (12b-1) fees,              0.34%                         3.91%
and other expenses)
----------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2003.


EXAMPLE 1
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in a Variable Sub-Account,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

.. elected the Enhanced Death and Income Benefit Combination Rider II.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                  1 Year            3 Years           5 Years           10 Years
-------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $108             $212             $306              $552
Portfolio Expenses
-------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $ 71             $106             $134              $233
Portfolio Expenses
-------------------------------------------------------------------------------------------------------



EXAMPLE 2
This example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                    1 Year            3 Years           5 Years           10 Years
--------------------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio             $57             $170             $281              $552
Expenses
--------------------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio             $20             $ 63             $108              $233
Expenses
--------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II, WITH A


                                 8  PROSPECTUS

MORTALITY AND EXPENSE RISK CHARGE OF 1.55%, AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10%, AND AN ANNUAL CONTRACT MAINTENANCE CHARGE OF $35. IF NO RIDER WERE ELECTED, OR IF THE ENHANCED DEATH BENEFIT RIDER OR ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER WERE ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE ABOVE EXAMPLES ALSO ASSUME TOTAL ANNUAL PORTFOLIO EXPENSES LISTED IN THE EXPENSE TABLE WILL CONTINUE THROUGHOUT THE PERIODS SHOWN.


                                 9  PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE". Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund. Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I, which include financial information giving effect to the Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800-755-5275.


                                 10  PROSPECTUS

THE CONTRACT
--------------------------------------------------------------------------------


CONTRACT OWNER
The Allstate Provider Variable Annuity is a contract between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

.. any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of the Death of Owner and Death of Annuitant provisions of your Contract.

The maximum age of the oldest Contract Owner and Annuitant cannot exceed 90 as of the date we receive the completed application. You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.


ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract Owner is a living person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

(i) the youngest Contract Owner; otherwise,

(ii) the youngest Beneficiary.


BENEFICIARY
The Beneficiary is the person who may elect to receive the Death Proceeds or become the new Contract Owner, subject to the "Death of Owner" section below, if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who is first entitled to receive benefits under the Contract upon death of the sole surviving Contract Owner. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each change is subject to any payment


                                 11  PROSPECTUS
made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If one or more Beneficiaries survive you, we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries.

If more than one Beneficiary shares in the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share. Each Beneficiary will exercise all rights related to his or her share, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.

MODIFICATION OF THE CONTRACT

Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.


PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. We reserve the right to reject any application in our sole discretion.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office. We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 4 p.m. Eastern Time (3 p.m. Central Time)


                                 12  PROSPECTUS
on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.


RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return your contract by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the money market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, you may then allocate your money to other Variable Sub-Accounts.

If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.


CONTRACT VALUE
--------------------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase or transfer payment you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for theVariable Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Variable Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information. We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider and the Enhanced Death and Income Benefit Combination Rider II described on pages 27-29.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


                                 13  PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 39 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Portfolios. You should carefully review the Portfolio prospectuses before allocating amounts to the Variable Sub-Accounts.


PORTFOLIO:                EACH PORTFOLIO SEEKS:        INVESTMENT ADVISOR:
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS*
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund -  As high a total return as
 Series I                  possible, consistent with
                           preservation of capital
-------------------------------------------------------
AIM V.I. Capital          Growth of capital
 Appreciation Fund -
 Series I                                                       A I M ADVISORS,
-------------------------------------------------------         INC.
AIM V.I. Core Equity      Growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Growth Fund -    Growth of capital
 Series I
-------------------------------------------------------
AIM V.I. High Yield Fund  A high level of current
 - Series I                income
-------------------------------------------------------
AIM V.I. Premier Equity   Long-term growth of
 Fund                      capital; Income is
                           Secondary objective
-------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-------------------------------------------------------------------------------
Federated Prime Money     Current income consistent         FEDERATED
 Fund II                   with the stability of            INVESTMENT
                           principal and Federated        MANAGEMENT COMPANY
                           Investment liquidity
                           Management Company
-------------------------------------------------------------------------------
FIDELITY/(R)/ VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP              Long-term capital
 Contrafund/(R)/           appreciation
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP              Reasonable income
 Equity-Income Portfolio
 - Initial Class
-------------------------------------------------------
Fidelity VIP Growth       Capital appreciation
 Portfolio - Initial                                        FIDELITY MANAGEMENT
 Class                                                                  &
-------------------------------------------------------        RESEARCH COMPANY
Fidelity VIP High Income  High level of current
 Portfolio - Initial       income while also
 Class                     considering growth of
                           capital
-------------------------------------------------------
Fidelity VIP Index 500    Investment results that
 Portfolio - Initial       correspond to the total
 Class                     return of common stocks
                           publicly traded in the
                           United States, as
                           represented by the
                           Standard & Poor's 500/SM/
                           Index (S&P 500(R))
-------------------------------------------------------
Fidelity VIP Overseas     Long-term growth of capital
 Portfolio - Initial
 Class
-------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-------------------------------------------------------------------------------
FTVIP Templeton Global    High current income
 Income Securities Fund    consistent with
 - Class 2                 preservation of capital.           FRANKLIN
                           Capital appreciation is a         ADVISERS, INC.
                           secondary consideration.
-------------------------------------------------------
FTVIP Templeton Growth    Long-term capital growth
 Securities Fund - Class
 2
-------------------------------------------------------------------------------
MFS/(R)/VARIABLE INSURANCE TRUST/SM/
-------------------------------------------------------------------------------


                                 14  PROSPECTUS



MFS Emerging Growth       Long-term growth of capital
 Series - Initial Class

-------------------------------------------------------
MFS Investors Trust       Long-term growth of capital            MFS/TM/
 Series - Initial Class    with a Secondary objective           INVESTMENT
                           to seek reasonable current           MANAGEMENT
                           income
-------------------------------------------------------
MFS New Discovery -       Capital Appreciation
 Initial Class
-------------------------------------------------------
MFS Research Series -     Long-term growth of capital
 Initial Class             and future income
-------------------------------------------------------
MFS Utilities - Initial   Capital growth and current
 Class                     income
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer Aggressive    Capital appreciation
 Growth Fund/VA
-------------------------------------------------------
Oppenheimer Balanced      A high total investment
 Fund/VA/(1)/              return which includes
                           current income and capital
                           appreciation in the value
                           of its shares.
-------------------------------------------------------
Oppenheimer Capital       Seeks capital appreciation      OPPENHEIMERFUNDS,
 Appreciation Fund/VA      by investing in securities           INC.
                           of well-known, established
                           companies.
-------------------------------------------------------
Oppenheimer Global        Long-term capital
 Securities Fund/VA        appreciation
-------------------------------------------------------
Oppenheimer Main Street   High total return, which
 Fund/VA/(2)/              includes growth in the
                           value of its shares as
                           well as current income,
                           from equity and debt
                           securities
-------------------------------------------------------
Oppenheimer Strategic     High level of current
 Bond Fund/VA              income
-------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
-------------------------------------------------------------------------------
Putnam VT Discovery       Long-term growth of capital
 Growth - Class IB/(3)/
-------------------------------------------------------
Putnam VT Diversified      High current income
 Income Fund Management,   consistent with capital
 Inc. - Class IB           preservation
-------------------------------------------------------   PUTNAM INVESTMENT
Putnam VT Growth and      Capital growth and current       MANAGEMENT, LLC
 Income Fund - Class IB    income
-------------------------------------------------------
Putnam VT Growth           Capital appreciation
 Opportunities - Class
 IB
-------------------------------------------------------
Putnam VT Health          Capital appreciation
 Sciences Fund - Class
 IB
-------------------------------------------------------
Putnam VT New Value Fund  Long-term capital
 - Class IB                appreciation
-------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST
-------------------------------------------------------------------------------
STI Capital Appreciation  Capital Appreciation
 Fund
-------------------------------------------------------
STI Growth and Income     Long-term capital
 Fund                      appreciation with the
                           secondary goal of current
                           income
-------------------------------------------------------
STI International Equity  Long-term capital                  TRUSCO CAPITAL
 Fund                      appreciation                    MANAGEMENT, INC.
-------------------------------------------------------
STI Investment Grade      High total return through
 Bond Fund                 current income and capital
                           appreciation, while
                           preserving the principal
                           amount invested
-------------------------------------------------------
STI Mid-Cap Equity Fund   Capital appreciation
-------------------------------------------------------
STI Small Cap Value       Capital appreciation with
 Equity Fund               the secondary goal of
                           current income
-------------------------------------------------------
STI Value Income Stock    Current income with the
 Fund                      secondary goal of capital
                           appreciation
-------------------------------------------------------------------------------


  *A Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval.

(1) Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA changed its name to Oppenheimer Balanced Fund/VA. The investment objective of this Portfolio did not change.

(2) Effective May 1, 2003, Oppenheimer Main Street Growth & Income Fund/VA changed its name to Oppenheimer Main Street Fund/VA. The investment objective for this Portfolio did not change.

(3) Effective May 1, 2003, Putnam VT Voyager Fund II changed its name to Putnam VT Discovery Growth Fund. The investment objective for this Portfolio did not change.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF

                                 15  PROSPECTUS

THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE GREATER OR LESS THAN THE INVESTMENT RESULTS OF SIMILARLY NAMED RETAIL MUTUAL FUNDS.




INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options: 2 dollar cost averaging options, and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Purchase payments that you allocate to the Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each payment or transfer.

For each purchase payment, the first transfer from the DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the money market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 20.

We will follow your instructions in transferring amounts monthly from the DCA Fixed Account. However, you may not choose less than 3 or more than 36 monthly installments. Further, you must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 36 months of payment. At the end of 36 months, any nominal amounts remaining will be allocated to the money market Variable Sub-Account. No transfers are permitted into the DCA Fixed Account.

SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to the Short Term Dollar Cost Averaging Fixed Account Option ("Short Term DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for up to one year at the current rate in effect at the time of allocation.

For each purchase payment, the first transfer from the Short Term DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the money market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 20.

You must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 12 months. At the end of the transfer period, any nominal amounts remaining in the Short Term DCA Fixed Account will be allocated to the money market Variable Sub-Account.

If you discontinue the Short Term DCA Fixed Account Option before the end of the transfer period, we will transfer the remaining balance in Short Term DCA Fixed Account to the money market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term DCA Fixed Account.

We bear the investment risk for all amounts allocated to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess

                                 16  PROSPECTUS
of the guaranteed rate. We may declare more than one interest rate for different monies based upon the date of allocation to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or Allstate Life customer service at 1-800-755-5275.


GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s). Each payment or transfer allocated to a Guarantee Period must be at least $50. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors.

WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Allstate Life at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period.

THE FOLLOWING EXAMPLE ILLUSTRATES HOW A PURCHASE PAYMENT ALLOCATED TO A GUARANTEED PERIOD WOULD GROW, GIVEN AN ASSUMED GUARANTEE PERIOD AND ANNUAL INTEREST RATE:

Purchase Payment   ..................................................................$10,000
Guarantee Period   ..................................................................5 years
Annual Interest Rate ..................................................................4.50%



                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value................  $10,000.00
 ^ (1 ^ Annual
 Interest Rate)            X 1.045
                        ----------
                        $10,450.00
Contract Value at end
 of Contract Year.....              $10,450.00
 ^ (1 ^ Annual
 Interest)                             X 1.045
                                    ----------
                                    $10,920.25
Contract Value at end
 of Contract Year.....                          $10,920.25
 ^ (1 ^ Annual
 Interest Rate)                                    X 1.045
                                                ----------
                                                $11,411.66
Contract Value at end
 of Contract Year.....                                      $11,411.66
 ^ (1 ^ Annual
 Interest Rate)                                                X 1.045
                                                            ----------
                                                            $11,925.19
Contract Value at end
 of Contract Year.....                                                   $11,925.19
 ^ (1 ^ Annual
 Interest Rate)                                                             X 1.045
                                                                        -----------
                                                                         $12,461.82


TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5-year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:


                                 17  PROSPECTUS

1) Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; we will pay interest from the day the Guarantee Period expired until the date of the transfer. The interest will be the rate for the shortest Guarantee Period then being offered; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable. We will pay interest from the day the Guarantee Period expired until the date of withdrawal. The interest will be the rate for the shortest Guarantee Period then being offered. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Withdrawals of earnings are treated as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless applied during the 30 day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described in the "Death Benefit Amount" section below. We will not apply a Market Value Adjustment to a withdrawal you make:

.. within the Free Withdrawal Amount as described on page 21,

.. that qualify for one of the waivers as described on page 22,

.. to satisfy the IRS minimum distribution rules for the Contract, or

.. a single withdrawal made by a surviving spouse made within one year after continuing the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

                                 18  PROSPECTUS

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the Short-Term Dollar Cost Averaging Fixed Account Option or the Dollar Cost Averaging Fixed Account Option. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments. If you choose an Income Plan that depends on any person's life, you may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.


TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.


While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable.

                                 19  PROSPECTUS

Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable
     Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..    we are  informed  by one or more of the  Portfolios  that  they  intend  to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

..    whether  your  transfers  follow a pattern  that  appears  designed to take advantage of short term market  fluctuations,  particularly  within certain
     Sub-account   underlying  portfolios  that  we  have  identified  as  being susceptible to market timing activities;

..    whether the manager of the  underlying  portfolio  has  indicated  that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

..    the  investment  objectives  and/or  size  of  the  Sub-account  underlying portfolio.

If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month during the Accumulation Phase from the Short Term DCA Fixed Account or the DCA Fixed Account, to any Variable Sub-Account. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Variable Sub-Account may cause a shift in the percentage you allocated to each Variable Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.


                                 20  PROSPECTUS

EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

.. total purchase payments equal $50,000 or more, or

.. all money is allocated to the Fixed Account.

In addition, we will waive the Contract Maintenance Charge if total purchase payments are $50,000 or more as of the Payout Start Date.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.05% of the average daily net assets you have invested in the Variable Sub-Accounts (1.27% if you select the Enhanced Death Benefit Rider, 1.49% if you selected the Enhanced Death and Income Combination Benefit Rider, and 1.55% if you select the Enhanced Death and Income Benefit Combination Rider II). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider and the Enhanced Death and Income Benefit Combination Rider II, to compensate us for the additional risk that we accept by providing these options. We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.


TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines to 0% on the last day of each contract year over a 6 year period that begins on the day we receive your payment. Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page 7. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "FREE WITHDRAWAL AMOUNT" are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:

.. on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period;

.. on the death of the Contract Owner, or the Annuitant if the Contract Owner is not a natural person (unless the Settlement Value is used to determine the death benefit);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or


                                 21  PROSPECTUS

.. withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2\\, \\may be subject to an additional 10% federal tax penalty and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. You or the Annuitant, if the Contract Owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a natural person, become unemployed at least one year after the Issue Date;

2. you or the Annuitant, if the Contract Owner is not a natural person, receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3. you or the Annuitant, if the Contract Owner is not a natural person, claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers. The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for such taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" Section beginning on page 32.


OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the


                                 22  PROSPECTUS

Portfolios. For a summary of current estimates of maximum and minimum amounts for those charges and expenses, see page 8. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative services we provide to the Portfolios.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. Ifou have the opportunity to name the investment alternatives) from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro rata from the investment alternatives according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account. If you request a total withdrawal, we may require you to return your Contract to us.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal. We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been previously reduced by withdrawals to less than $2,000, we will inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's Value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.




INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
You select the Payout Start Date in your application. The "PAYOUT START DATE" is the day that we apply your money to an Income Plan. The Payout Start Date must be:

.. at least 30 days after the Issue Date; and

.. no later than the day the Annuitant reaches age 90, or the 10th Contract
  Anniversary, if later.


                                 23  PROSPECTUS

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments. If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment.

Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

If you elected the Enhanced Death and Income Benefit Combination Rider or the Enhanced Death and Income Benefit Combination Rider II, you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments. We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value

                                 24  PROSPECTUS

  Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.


DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH OF OWNER
 If you die before the Payout Start Date, any surviving joint Contract Owner or, if none, the Beneficiary will be designated the new Contract Owner and will be entitled to the options described below. If the new Contract Owner previously was the Beneficiary, however, the new Contract Owner's options will be subject to any restrictions previously placed upon the Beneficiary.

The claim for death benefits must be submitted to us within 180 days of the relevant death in order to claim the standard or enhanced death benefit. If a complete claim is not submitted within 180 days of the relevant death, the claimant will receive the greater of Contract Value or the Settlement Value. (See "Death Proceeds" below).

1. If your spouse is the sole surviving Contract Owner or, in the absence of any surviving Contract Owner, is the sole Beneficiary:

  (a) Your spouse may elect to receive the Death Proceeds in a lump sum; or

  (b) Your spouse may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above) subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income payments must be payable:

   (i) over the life of your spouse; or

   (ii) for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

   (iii) over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.


                                 25  PROSPECTUS

  (c) If your spouse does not elect one of these options, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

The Contract Value of the continued Contract will be the Death Proceeds. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-accounts of the Variable Account. The excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the Death Proceeds, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the money market Variable Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

   (i) transfer all or a portion of the excess among the Variable Sub-accounts;

   (ii) transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

   (iii) transfer all or a portion of the excess into a combination of Variable Sub-accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in the Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.

Prior to the Payout Start Date, the Death Benefit of the continued Contract will be as defined in the Death Benefit provision.

Only one spousal continuation is allowed under the Contract.

2. If the new Contract Owner is not your spouse but is a living person:

  (a) The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

  (b) The new Contract Owner may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above) subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

   (i) over the life of the new Contract Owner; or

   (ii) for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Contract Owner; or

   (iii) over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

  (c) If the new Contract Owner does not elect one of the options above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement
of the Death Proceeds, the Contract Value will be the Death Proceeds.   Unless
otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If the new Contract Owner dies prior to the complete liquidation of the Contract Value, then the new Contract Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

3. If the new Contract Owner is a corporation or other type of non-living person:

  (a) The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

  (b) If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Proceeds, the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the new Contract Owner upon the death of the Contract Owner.

If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for purposes of these provisions.


                                 26  PROSPECTUS

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the Death Proceeds are paid.


DEATH OF ANNUITANT
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the following apply:

1. If the Contract Owner is a living person, then the Contract will continue with a new Annuitant, who will be:

  (a) the youngest Contract Owner; otherwise

  (b)  the youngest Beneficiary.

You may change the Annuitant before the Payout Start Date.

2. If the Contract Owner is a non-living person:

  (a) The Contract Owner may elect to receive the Death Proceeds in a lump sum;
or

  (b) If the Contract Owner does not elect the option above, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. On the date we receive the complete request for settlement of the Death Proceeds, the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the Contract Owner upon the death of the Annuitant.

Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant's death to the date on which the Death Proceeds are paid.


DUE PROOF OF DEATH
A claim for a distribution on death must include Due Proof of Death. We will accept the following documentation as "Due Proof of Death":

.. a certified copy of a death certificate,

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

.. any other proof acceptable to us.


DEATH BENEFIT PAYMENTS
DEATH PROCEEDS. If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of your death, the Death Proceeds are equal to the applicable death benefit described below. Otherwise, the Death Proceeds are equal to the greater of the Contract value or the Settlement Value.

We reserve the right to extend, on a non-discriminatory basis, the 180-day period in which the Death Proceeds will equal the applicable death benefit as described above.

This right applies only for the purposes of determining the amount payable as Death Proceeds and in no way restricts when a claim may be filed.


DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period.
  Also, the Settlement Value will reflect the deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver of such charges described in the "Contract Maintenance Charge" section above.

A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) = is the withdrawal amount;

  (b) = is the Contract Value immediately prior to the withdrawal; and

  (c) = is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date,

                                 27  PROSPECTUS
we will process the request as of the following Valuation Date.


OPTIONAL RIDERS
We offer two optional riders: an Enhanced Death Benefit Rider and an Enhanced Death and Income Benefit Combination Rider II. You may elect to add either or no Rider to your Contract; you may not add both. If you elect an optional Rider, we will charge you a higher mortality and expense risk charge. We may discontinue offering either or both of these Riders at any time. The benefits under these Riders are described below.

Before September 22, 2000, we offered the Enhanced Death and Income Benefit Combination Rider. We no longer offer it with this Contract. However, it also is described below for the convenience of Contract Owners who purchased it when it was available.


ENHANCED DEATH BENEFIT RIDER
You may elect the enhanced Death Benefit Rider if the oldest Contract Owner and Annuitant are no older than age 80 as of the date we receive the completed application, or a written request to add the Rider.

If the Contract Owner is a living individual, the enhanced death benefit applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the enhanced death benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the enhanced death benefit. The enhanced death benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states.

The enhanced death benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.


ENHANCED DEATH BENEFIT A.
At issue, Enhanced Death Benefit A is equal to the initial purchase payment. After issue, Enhanced Death Benefit A is the greatest of the Anniversary Values as of the date we determine the death benefit. The "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by an adjustment for any partial withdrawals since that Anniversary. The adjustment is equal to (a) divided by
(b), and the result multiplied by (c) where:

  (a) = the withdrawal amount,

  (b) = the Contract Value immediately prior to the withdrawal, and

  (c) = the most recently calculated Enhanced Death Benefit A.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner's or the Annuitant's, if the Contract Owner is not a natural person, 85th birthday. After age 85, we will recalculate Enhanced Death Benefit A only for purchase payments and withdrawals.


ENHANCED DEATH BENEFIT B.
The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment, as defined below. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

.. the date we determine the death benefit, or

.. the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a natural person, the Annuitant's 85th birthday.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = the withdrawal amount,

  (b) = the Contract Value immediately prior to the withdrawal, and

  (c) = the most recently calculated Enhanced Death Benefit B.

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER. (for Contracts issued before September 22, 2000)

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit guarantees that the amount of income payments you receive will not be less than those determined by applying the value of the enhanced death benefit on the Payout Start Date to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.

The enhanced income benefit will apply if the Contract owner elects a Payout Start Date that:

.. is on or after the tenth Contract Anniversary, and

.. is prior to the Annuitant's 90th Birthday.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

.. 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

.. 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time.


                                 28  PROSPECTUS

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II. (for Contracts issued on or after September 22, 2000). Instead of the Enhanced Death Benefit Rider, you may choose the Enhanced Death and Income Benefit Combination Rider II. The Enhanced Death and Income Benefit Combination Rider II may not be available in all states.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider II is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit guarantees that the amount of income payments you receive will not be less than those determined by applying the value of the enhanced death benefit on the Payout Start Date to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.

The guaranteed income benefit amount is determined by applying the enhanced income benefit amount less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described below.

The enhanced income benefit will apply if the Contract Owner elects a Payout Start Date that:

.. is on or after the tenth Contract Anniversary, and

.. occurs during the 30 day period following a Contract Anniversary.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

.. 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

.. 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

You must elect to receive fixed income payments, which will be calculated using the appropriate guaranteed income payment table provided in your Contract.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the enhanced income benefit may not be appropriate.

The enhanced income benefit only applies to the determination of income payments under Income Plans in the circumstances described above. This is not a guarantee of Contract Value or investment performance. This benefit does not enhance the amounts you receive in partial withdrawal or surrenders. If you surrender you Contract, you will not receive any benefit under this Rider.




MORE INFORMATION
--------------------------------------------------------------------------------


ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company ("Glenbrook Life") issued the Contract. Effective January 1, 2005, Glenbrook Life merged with Allstate Life ("Merger"). On the date of the Merger, Allstate Life acquired from Glenbrook Life all of Glenbrook Life's assets and became directly liable for Glenbrook Life's liabilities and obligations with respect to all contracts issued by Glenbrook Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.


THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the "Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.


                                 29  PROSPECTUS

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.


VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment Portfolio. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT
DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Allstate Life does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.


ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.


                                 30  PROSPECTUS

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.


LEGAL MATTERS
All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.


                                 31  PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance


                                 32  PROSPECTUS
concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract.


                                 33  PROSPECTUS

The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


                                 34  PROSPECTUS

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as investments as:

.. Individual Retirement Annuities (IRAs) under Section 408(b) of the Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension (SEP IRA) under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Section 408(p) of the Code; and

.. Tax Sheltered Annuities under Section 403(b) of the Code.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored retirement plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, IRAs (excluding Roth IRAs) and TSAs require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:


                                 35  PROSPECTUS

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from employer sponsored retirement plans, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity.


                                 36  PROSPECTUS

Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Section 408(p) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.


                                 37  PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's annual report on Form 10-K for the year ended December 31, 2003 and its Form 10-Q reports for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 are incorporated herein by reference which means that they are legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 (telephone:
1-800-755-5275).


                                 38  PROSPECTUS

APPENDIX A ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------
                                 BASIC POLICY

For the Years Beginning January 1 and Ending December 31,*      1998    1999      2000      2001       2002
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.73  $  12.66  $  11.99   $ 10.501
 Accumulation Unit Value, End of Period                        $10.73  $ 12.66  $  11.99  $ 10.501   $  8.605
 Number of Units Outstanding, End of Period                         0    7,487    52,646    90,025     79,599
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.39  $  16.29  $  14.35   $ 10.883
 Accumulation Unit Value, End of Period                        $11.39  $ 16.29  $  14.35  $ 10.883   $  8.138
 Number of Units Outstanding, End of Period                         0    8,743    73,347    76,217     62,506
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.36  $  15.09  $  12.74   $  9.721
 Accumulation Unit Value, End of Period                        $11.36  $ 15.09  $  12.74  $  9.721   $  8.112
 Number of Units Outstanding, End of Period                         0   12,180    53,747    73,192     55,166
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.83  $  15.82  $  12.43   $  8.127
 Accumulation Unit Value, End of Period                        $11.83  $ 15.82  $  12.43  $  8.127   $  5.545
 Number of Units Outstanding, End of Period                         0   13,275    69,688    57,165     41,008
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.31  $  11.27  $   9.03   $  8.477
 Accumulation Unit Value, End of Period                        $10.31  $ 11.27  $   9.03  $  8.477   $  7.891
 Number of Units Outstanding, End of Period                         0    7,387     9,651    16,857      9,136
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.52  $  14.80  $  12.49   $ 10.794
 Accumulation Unit Value, End of Period                        $11.52  $ 14.80  $  12.49  $ 10.794   $  7.442
 Number of Units Outstanding, End of Period                         0   42,074   115,418   13,3037     99,724
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.06  $  10.55   $ 10.819
 Accumulation Unit Value, End of Period                            --  $ 10.06  $  10.55  $ 10.819   $ 10.845
 Number of Units Outstanding, End of Period                        --    7,985    11,541    46,149    140,320
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.66  $  14.33  $  13.23   $ 11.473
 Accumulation Unit Value, End of Period                        $11.66  $ 14.33  $  13.23  $ 11.473   $ 10.281
 Number of Units Outstanding, End of Period                         0   18,963   101,434   128,908    109,080
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.48  $  11.02  $  11.81   $ 11.096
 Accumulation Unit Value, End of Period                        $10.48  $ 11.02  $  11.81  $ 11.096   $  9.110
 Number of Units Outstanding, End of Period                         0   30,264   100,008   169,933    151,301
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.20  $  15.22  $  13.40   $ 10.906
 Accumulation Unit Value, End of Period                        $11.20  $ 15.22  $  13.40  $ 10.906   $  7.536
 Number of Units Outstanding, End of Period                         0   25,821   168,574   193,055    156,368
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.43  $  11.16  $   8.55   $  7.462
 Accumulation Unit Value, End of Period                        $10.43  $ 11.16  $   8.55  $  7.462   $  7.631
 Number of Units Outstanding, End of Period                         0    3,837    45,083    69,939     76,485
FIDELITY VIP INDEX 500 SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   9.14   $  7.944
 Accumulation Unit Value, End of Period                            --       --  $   9.14  $  7.944   $  6.106
 Number of Units Outstanding, End of Period                        --       --   106,077   178,134    136,928

                                 39  PROSPECTUS

FIDELITY VIP OVERSEAS SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   8.38   $  6.529
 Accumulation Unit Value, End of Period                            --       --  $   8.38  $  6.529   $  5.145
 Number of Units Outstanding, End of Period                        --       --    30,679    32,911     27,325
FTVIP TEMPLETON GLOBAL INCOME SECURITIES SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.74  $  11.39   $ 11.513
 Accumulation Unit Value, End of Period                            --       --  $  11.39  $ 11.513   $ 13.788
 Number of Units Outstanding, End of Period                        --       --       438     2,410      5,084
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  12.89  $  13.59   $ 13.262
 Accumulation Unit Value, End of Period                            --       --  $  13.59  $ 13.262   $ 10.686
 Number of Units Outstanding, End of Period                        --       --    11,237    10,586     12,533
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  11.37        --         --
 Accumulation Unit Value, End of Period                            --       --     11.42        --         --
 Number of Units Outstanding, End of Period                        --       --         0        --         --
FTVIP TEMPLETON BOND (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00        --         --
 Accumulation Unit Value, End of Period                            --       --  $   9.87        --         --
 Number of Units Outstanding, End of Period                        --       --         0        --         --
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.95  $  20.88  $  16.60   $ 10.913
 Accumulation Unit Value, End of Period                        $11.95  $ 20.88  $  16.60  $ 10.913   $  7.146
 Number of Units Outstanding, End of Period                         0    1,059    58,101   104,779     94,106
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.81  $  11.41  $  11.26   $  9.358
 Accumulation Unit Value, End of Period                        $10.81  $ 11.41  $  11.26  $  9.358   $  7.311
 Number of Units Outstanding, End of Period                         0    6,295     1,547    45,121     32,328
MFS NEW DISCOVERY SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $ 17.758
 Accumulation Unit Value, End of Period                            --       --        --  $ 17.758   $  7.190
 Number of Units Outstanding, End of Period                        --       --        --     6,802        194
MFS RESEARCH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  11.53  $  10.85   $  8.445
 Accumulation Unit Value, End of Period                            --  $ 11.53  $  10.85  $  8.445   $  6.300
 Number of Units Outstanding, End of Period                        --        0    15,852    60,264     49,885
MFS UTILITIES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $  9.123
 Accumulation Unit Value, End of Period                            --       --        --  $  9.123   $  6.959
 Number of Units Outstanding, End of Period                        --       --        --         0          0
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  13.73  $  12.05   $  8.187
 Accumulation Unit Value, End of Period                            --  $ 13.73  $  12.05  $  8.187   $  5.844
 Number of Units Outstanding, End of Period                        --        0    24,923    55,945     46,064
OPPENHEIMER BALANCED SUB-ACCOUNT/(2)//(5)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.16  $  10.49   $ 10.603
 Accumulation Unit Value, End of Period                            --       --  $  10.49  $ 10.603   $  9.391
 Number of Units Outstanding, End of Period                        --       --    20,686   116,284    113,735
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  12.11  $  11.95   $ 10.329
 Accumulation Unit Value, End of Period                            --  $ 12.00  $  11.95  $ 10.329   $  7.469
 Number of Units Outstanding, End of Period                        --        0    53,406   146,217    168,706
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  13.11  $  13.62   $ 11.846
 Accumulation Unit Value, End of Period                            --  $ 13.11  $  13.62  $ 11.846   $  9.118
 Number of Units Outstanding, End of Period                        --        0    60,419    91,989     91,945



                                 40  PROSPECTUS


OPPENHEIMER MAIN STREET SUB-ACCOUNT/(1)//(6)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.78  $   9.72   $  8.636
 Accumulation Unit Value, End of Period                            --  $ 10.78  $   9.72  $  8.636   $  6.932
 Number of Units Outstanding, End of Period                        --        0   121,955   283,935    281,180
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.16  $  10.31   $ 10.690
 Accumulation Unit Value, End of Period                            --  $ 10.16  $  10.31  $ 10.690   $ 11.354
 Number of Units Outstanding, End of Period                        --        0    28,737    56,563     74,026
PUTNAM VT DISCOVERY GROWTH/(4)//(7)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $ 10.142
 Accumulation Unit Value, End of Period                            --       --        --  $ 10.142   $  7.053
 Number of Units Outstanding, End of Period                        --       --        --         0          0
PUTNAM VT DIVERSIFIED INCOME SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $  9.867
 Accumulation Unit Value, End of Period                            --       --        --  $  9.867   $ 10.321
 Number of Units Outstanding, End of Period                        --       --        --         0        478
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $  9.907
 Accumulation Unit Value, End of Period                            --       --        --  $  9.907   $  7.926
 Number of Units Outstanding, End of Period                        --       --        --         0          0
PUTNAM VT GROWTH OPPORTUNITIES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $ 10.150
 Accumulation Unit Value, End of Period                            --       --        --  $ 10.150   $  7.068
 Number of Units Outstanding, End of Period                        --       --        --         0          0
PUTNAM VT HEALTH SCIENCES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $  9.798
 Accumulation Unit Value, End of Period                            --       --        --  $  9.798   $  7.708
 Number of Units Outstanding, End of Period                        --       --        --         0      2,310
PUTNAM VT NEW VALUE SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $ 10.124
 Accumulation Unit Value, End of Period                            --       --        --  $ 10.124   $  8.438
 Number of Units Outstanding, End of Period                        --       --        --         0      1,067
STI CLASSIC CAPITAL APPRECIATION SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.60  $  10.80   $ 10.107
 Accumulation Unit Value, End of Period                            --  $ 10.60  $  10.80  $ 10.107   $  7.805
 Number of Units Outstanding, End of Period                        --   10,425         0    54,725     75,373
STI CLASSIC GROWTH AND INCOME SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  10.79   $ 10.075
 Accumulation Unit Value, End of Period                            --       --  $  10.79  $ 10.075   $  7.909
 Number of Units Outstanding, End of Period                        --       --    16,189    88,166     88,530
STI CLASSIC INTERNATIONAL EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   9.72   $  7.937
 Accumulation Unit Value, End of Period                            --       --  $   9.72  $  7.937   $  6.388
 Number of Units Outstanding, End of Period                        --       --     2,615     7,445     16,897
STI CLASSIC INVESTMENT GRADE BOND SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  10.61   $ 11.452
 Accumulation Unit Value, End of Period                            --       --  $  10.61  $ 11.452   $ 12.158
 Number of Units Outstanding, End of Period                        --       --     11649     30994     50,127
STI CLASSIC MID-CAP EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   9.21   $  9.350
 Accumulation Unit Value, End of Period                            --           $   9.21  $  9.350   $  6.613
 Number of Units Outstanding, End of Period                        --               5778     16934     33,444
STI CLASSIC QUALITY GROWTH STOCK SUB-ACCOUNT/(//2//)//(8)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   9.58   $  7.703
 Accumulation Unit Value, End of Period                            --       --  $   9.58  $  7.703   $  6.168
 Number of Units Outstanding, End of Period                        --       --     9,606    11,789          0



                                 41  PROSPECTUS

STI CLASSIC SMALL CAP VALUE EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  11.85   $ 14.234
 Accumulation Unit Value, End of Period                            --       --  $  11.85  $ 14.234   $ 13.903
 Number of Units Outstanding, End of Period                        --       --     3,572         0     43,462
STI CLASSIC VALUE INCOME STOCK SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $   9.46  $  10.33   $ 10.097
 Accumulation Unit Value, End of Period                            --  $  9.46  $  10.33  $ 10.097   $  8.286
 Number of Units Outstanding, End of Period                        --    5,699    13,619    32,108     37,215



For the Years Beginning January 1 and Ending December        2003       2004
31,*
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.605   $  9.899
 Accumulation Unit Value, End of Period                    $  9.899   $  9.863
 Number of Units Outstanding, End of Period                  77,339     76,112
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.138   $ 10.420
 Accumulation Unit Value, End of Period                    $ 10.420   $ 10.011
 Number of Units Outstanding, End of Period                  51,334     45,919
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.112   $  9.978
 Accumulation Unit Value, End of Period                    $  9.978   $ 10.030
 Number of Units Outstanding, End of Period                  52,185     49,973
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  5.545   $  7.195
 Accumulation Unit Value, End of Period                    $  7.195   $  6.979
 Number of Units Outstanding, End of Period                  29,457     27,704
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.891   $  9.988
 Accumulation Unit Value, End of Period                    $  9.988   $ 10.516
 Number of Units Outstanding, End of Period                   9,047      8,957
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.442   $  9.202
 Accumulation Unit Value, End of Period                    $  9.202   $  8.893
 Number of Units Outstanding, End of Period                  89,645     80,195
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $ 10.845   $ 10.794
 Accumulation Unit Value, End of Period                    $ 10.794   $ 10.752
 Number of Units Outstanding, End of Period                 129,547    121,989
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.281   $ 13.057
 Accumulation Unit Value, End of Period                    $ 13.057   $ 13.691
 Number of Units Outstanding, End of Period                 105,900    102,482
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  9.110   $ 11.738
 Accumulation Unit Value, End of Period                    $ 11.738   $ 11.879
 Number of Units Outstanding, End of Period                 139,986    138,095
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.536   $  9.896
 Accumulation Unit Value, End of Period                    $  9.896   $  9.351
 Number of Units Outstanding, End of Period                 144,374    135,616
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.631   $  9.600
 Accumulation Unit Value, End of Period                    $  9.600   $  9.969
 Number of Units Outstanding, End of Period                  97,563     96,011

                                 42  PROSPECTUS


FIDELITY VIP INDEX 500 SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $  6.106   $  7.751
 Accumulation Unit Value, End of Period                    $  7.751   $  7.787
 Number of Units Outstanding, End of Period                 116,961    105,243
FIDELITY VIP OVERSEAS SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $  5.145   $  7.292
 Accumulation Unit Value, End of Period                    $  7.292   $  7.188
 Number of Units Outstanding, End of Period                  24,325     23,467
FTVIP TEMPLETON GLOBAL INCOME SECURITIES
SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period              $ 13.788   $ 16.689
 Accumulation Unit Value, End of Period                    $ 16.689   $ 17.224
 Number of Units Outstanding, End of Period                   2,474      2,704
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period              $ 10.686   $ 13.959
 Accumulation Unit Value, End of Period                    $ 13.959   $ 14.431
 Number of Units Outstanding, End of Period                  12,455     13,020
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
FTVIP TEMPLETON BOND (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                    --        ---
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.146   $  9.200
 Accumulation Unit Value, End of Period                    $  9.200   $  9.021
 Number of Units Outstanding, End of Period                  83,943     72,029
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.311   $  8.828
 Accumulation Unit Value, End of Period                    $  8.828   $  8.809
 Number of Units Outstanding, End of Period                  30,413     28,480
MFS NEW DISCOVERY SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  7.190   $  9.494
 Accumulation Unit Value, End of Period                    $  9.494   $  8.766
 Number of Units Outstanding, End of Period                   1,319      1,842
MFS RESEARCH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  6.300   $  7.766
 Accumulation Unit Value, End of Period                    $  7.766   $  7.900
 Number of Units Outstanding, End of Period                  48,032     32,001
MFS UTILITIES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  6.959   $  9.340
 Accumulation Unit Value, End of Period                    $  9.340   $ 10.433
 Number of Units Outstanding, End of Period                       0          0
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  5.844   $  7.255
 Accumulation Unit Value, End of Period                    $  7.255   $  7.660
 Number of Units Outstanding, End of Period                  36,584     34,219
OPPENHEIMER BALANCED SUB-ACCOUNT/(2)//(5)/
 Accumulation Unit Value, Beginning of Period              $  9.391   $ 11.601
 Accumulation Unit Value, End of Period                    $ 11.601   $ 11.744
 Number of Units Outstanding, End of Period                 110,979    139,578
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  7.469   $  9.668
 Accumulation Unit Value, End of Period                    $  9.668   $  9.438
 Number of Units Outstanding, End of Period                 170,101    171,408


                                 43  PROSPECTUS

OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  9.118   $ 12.892
 Accumulation Unit Value, End of Period                    $ 12.892   $ 13.099
 Number of Units Outstanding, End of Period                  68,704     65,900
OPPENHEIMER MAIN STREET SUB-ACCOUNT/(1)//(6)/
 Accumulation Unit Value, Beginning of Period              $  6.932   $  8.684
 Accumulation Unit Value, End of Period                    $  8.684   $  8.660
 Number of Units Outstanding, End of Period                 272,277    267,039
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $ 11.354   $ 13.253
 Accumulation Unit Value, End of Period                    $ 13.253   $ 13.621
 Number of Units Outstanding, End of Period                  69,493     68,750
PUTNAM VT DISCOVERY GROWTH/(4)/(7)
 Accumulation Unit Value, Beginning of Period              $  7.053   $  9.194
 Accumulation Unit Value, End of Period                    $  9.194   $  8.675
 Number of Units Outstanding, End of Period                       0          0
PUTNAM VT DIVERSIFIED INCOME SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $ 10.321   $ 12.236
 Accumulation Unit Value, End of Period                    $ 12.236   $ 12.761
 Number of Units Outstanding, End of Period                     478          0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  7.926   $  9.971
 Accumulation Unit Value, End of Period                    $  9.971   $ 10.087
 Number of Units Outstanding, End of Period                       0          0
PUTNAM VT GROWTH OPPORTUNITIES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  7.068   $  8.589
 Accumulation Unit Value, End of Period                    $  8.589   $  8.027
 Number of Units Outstanding, End of Period                       0          0
PUTNAM VT HEALTH SCIENCES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  7.708   $  9.013
 Accumulation Unit Value, End of Period                    $  9.013   $  8.831
 Number of Units Outstanding, End of Period                   2,310      2,661
PUTNAM VT NEW VALUE SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  8.438   $ 11.040
 Accumulation Unit Value, End of Period                    $ 11.040   $ 11.465
 Number of Units Outstanding, End of Period                   1,949      1,949
STI CLASSIC CAPITAL APPRECIATION SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  7.805   $  9.139
 Accumulation Unit Value, End of Period                    $  9.139   $  8.955
 Number of Units Outstanding, End of Period                  68,655     63,103
STI CLASSIC GROWTH AND INCOME SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period              $  7.909   $  9.889
 Accumulation Unit Value, End of Period                    $  9.889   $ 10.192
 Number of Units Outstanding, End of Period                  86,209     82,658
STI CLASSIC INTERNATIONAL EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $  6.388   $  8.671
 Accumulation Unit Value, End of Period                    $  8.671   $  8.971
 Number of Units Outstanding, End of Period                  13,000     11,663
STI CLASSIC INVESTMENT GRADE BOND SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 12.158   $ 12.442
 Accumulation Unit Value, End of Period                    $ 12.442   $ 12.697
 Number of Units Outstanding, End of Period                  52,719     49,600
STI CLASSIC MID-CAP EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $  6.613   $  8.481
 Accumulation Unit Value, End of Period                    $  8.481   $  8.707
 Number of Units Outstanding, End of Period                  30,536     29,802


                                 44  PROSPECTUS



STI CLASSIC QUALITY GROWTH STOCK SUB-ACCOUNT/(//2//)/(8)
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
STI CLASSIC SMALL CAP VALUE EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 13.903   $ 19.027
 Accumulation Unit Value, End of Period                    $ 19.027   $ 20.645
 Number of Units Outstanding, End of Period                  41,432     40,715
STI CLASSIC VALUE INCOME STOCK SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  8.286   $ 10.085
 Accumulation Unit Value, End of Period                    $ 10.085   $ 10.611
 Number of Units Outstanding, End of Period                  35,933     34,971


* The Contracts were first offered on November 10, 1998. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.05% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998, except as described in the footnotes below. The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.

(1) Variable Sub-Accounts that commenced operations on November 1, 1999.

(2) Variable Sub-Accounts that commenced operations on January 24, 2000.

(3) Variable Sub-Accounts that commenced operations on May 1, 2000.

(4) Variable Sub-Accounts that commenced operations on August 30, 2001.

(5) Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA changed its name to Oppenheimer Balanced Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(6) Effective May 1, 2003, Oppenheimer Main Street Growth & Income Fund/VA changed its name to Oppenheimer Main Street Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(7) Effective May 1, 2003, Putnam VT Voyager Fund II changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(8) STI Classic Quality Growth Stock Sub-Account is not available to new investors as of September 6, 2002.










                                 45  PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------

   WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (FOR CONTRACTS
                             ISSUED BEFORE 9/22/00)


For the Years Beginning January 1 and Ending December 31,*      1998    1999      2000      2001       2002
                                                               -----------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.73  $  12.60  $  11.88   $ 10.356
 Accumulation Unit Value, End of Period                        $10.73  $ 12.60  $  11.88  $ 10.356   $  8.450
 Number of Units Outstanding, End of Period                       405   43,121   101,781    94,585     89,074
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.39  $  16.21  $  14.22   $ 10.734
 Accumulation Unit Value, End of Period                        $11.39  $ 16.21  $  14.22  $ 10.734   $  7.991
 Number of Units Outstanding, End of Period                       398   16,046   122,768   129,783    103,573
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.36  $  15.01  $  15.01   $  9.588
 Accumulation Unit Value, End of Period                        $11.36  $ 15.01  $  12.63  $  9.588   $  7.966
 Number of Units Outstanding, End of Period                       386    1,159    66,400    69,341     55,288
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.82  $  15.74  $  12.32   $  8.015
 Accumulation Unit Value, End of Period                        $11.82  $ 15.74  $  12.32  $  8.015   $  5.445
 Number of Units Outstanding, End of Period                       386   21,246   108,292   112,689    104,501
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.31  $  11.22  $   8.94   $  8.361
 Accumulation Unit Value, End of Period                         10.31  $ 11.22  $   8.94  $  8.361   $  7.748
 Number of Units Outstanding, End of Period                                185    10,889     1,120     12,011
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.51  $  14.73  $  12.37   $ 10.646
 Accumulation Unit Value, End of Period                        $11.51  $ 14.73  $  12.37  $ 10.646   $  7.307
 Number of Units Outstanding, End of Period                             34,288   159,570   160,343    126,176
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.06  $  10.49   $ 10.716
 Accumulation Unit Value, End of Period                            --  $ 10.06  $  10.49  $ 10.716   $ 10.695
 Number of Units Outstanding, End of Period                        --    5,291    40,906   127,260    140,899
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.65  $  14.26  $  13.10   $ 11.315
 Accumulation Unit Value, End of Period                        $11.65  $ 14.26  $  13.10  $ 11.315   $ 10.096
 Number of Units Outstanding, End of Period                       387   32,161   131,791   134,375    114,720
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.47  $  10.96  $  11.70   $ 10.944
 Accumulation Unit Value, End of Period                        $10.47  $ 10.96  $  11.70  $ 10.944   $  8.946
 Number of Units Outstanding, End of Period                         0   1,1621    45,849    55,016     54,937
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.19  $  15.15  $  13.27   $ 10.756
 Accumulation Unit Value, End of Period                        $11.19  $ 15.15  $  13.27  $ 10.756   $  7.399
 Number of Units Outstanding, End of Period                         0   22,088   151,189   149,935    123,919
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.43  $  11.10  $   8.47   $  7.359
 Accumulation Unit Value, End of Period                        $10.43  $ 11.10  $   8.47  $  7.359   $  7.493
 Number of Units Outstanding, End of Period                         0    3,667    3,1190    24,128     17,717
FIDELITY VIP INDEX 500 SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   9.11   $  7.876
 Accumulation Unit Value, End of Period                            --       --  $   9.11  $  7.876   $  6.027
 Number of Units Outstanding, End of Period                        --       --    91,596   113,232     91,466


                                 46  PROSPECTUS


FIDELITY VIP OVERSEAS SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   8.34   $  6.473
 Accumulation Unit Value, End of Period                            --       --  $   8.34  $  6.473   $  5.079
 Number of Units Outstanding, End of Period                        --       --    30,230    29,449     26,477
FTVIP TEMPLETON GLOBAL INCOME SECURITIES SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  11.36   $ 11.428
 Accumulation Unit Value, End of Period                            --       --  $  11.36  $ 11.428   $ 13.627
 Number of Units Outstanding, End of Period                        --       --    11,685    13,624     14,475
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  13.55   $ 13.165
 Accumulation Unit Value, End of Period                            --       --  $  13.55  $ 13.165   $ 10.561
 Number of Units Outstanding, End of Period                        --       --      9457    10,221     10,224
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.00        --         --
 Accumulation Unit Value, End of Period                            --  $ 10.00  $  11.40        --         --
 Number of Units Outstanding, End of Period                        --        0         0        --         --
FTVIP TEMPLETON BOND (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.00        --         --
 Accumulation Unit Value, End of Period                            --  $ 10.00  $   9.86        --         --
 Number of Units Outstanding, End of Period                        --        0         0        --         --
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 11.94  $  20.78  $  16.44   $ 10.763
 Accumulation Unit Value, End of Period                        $11.94  $ 20.78  $  16.44  $ 10.763   $  7.017
 Number of Units Outstanding, End of Period                         0   19,189    63,991    65,183     58,274
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                  $10.00  $ 10.81  $  11.35  $  11.16   $  9.229
 Accumulation Unit Value, End of Period                        $10.81  $ 11.35  $  11.16  $  9.229   $  7.179
 Number of Units Outstanding, End of Period                         0    4,808    11,160     9,277      7,991
MFS NEW DISCOVERY SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $ 17.636
 Accumulation Unit Value, End of Period                            --       --        --  $ 17.636   $  7.147
 Number of Units Outstanding, End of Period                        --       --        --         0      3,061
MFS RESEARCH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  11.52  $  10.79   $  8.365
 Accumulation Unit Value, End of Period                            --  $ 11.52  $  10.79  $  8.365   $  6.231
 Number of Units Outstanding, End of Period                        --        0    60,709    73,568     69,858
MFS UTILITIES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $  9.116
 Accumulation Unit Value, End of Period                            --       --        --  $  9.116   $  6.918
 Number of Units Outstanding, End of Period                        --       --        --         0        860
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  13.72  $  11.99   $  8.109
 Accumulation Unit Value, End of Period                            --  $ 13.72  $  11.99  $  8.109   $  5.763
 Number of Units Outstanding, End of Period                        --        0    38,398    42,643     36,265
OPPENHEIMER BALANCED SUB-ACCOUNT/(2)//(5)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  10.45   $ 10.513
 Accumulation Unit Value, End of Period                            --       --  $  10.45  $ 10.513   $  9.271
 Number of Units Outstanding, End of Period                        --       --    20,592    28,807     27,874
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  12.10  $  11.89   $ 10.232
 Accumulation Unit Value, End of Period                            --  $ 12.10  $  11.89  $ 10.232   $  7.365
 Number of Units Outstanding, End of Period                        --        0    38,398    43,914     42,764
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  13.10  $  13.55   $ 11.734
 Accumulation Unit Value, End of Period                            --  $ 13.10  $  13.55  $ 11.734   $  8.992
 Number of Units Outstanding, End of Period                        --        0    33,241    33,299     34,078


                                 47  PROSPECTUS

OPPENHEIMER MAIN STREET SUB-ACCOUNT/(1)//(6)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.77  $   9.67   $   8.55
 Accumulation Unit Value, End of Period                            --  $ 10.77  $   9.67  $   8.55   $  6.836
 Number of Units Outstanding, End of Period                        --        0   130,587   144,668    119,766
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $  10.15  $  10.26   $ 10.589
 Accumulation Unit Value, End of Period                            --  $ 10.15  $  10.26  $ 10.589   $ 11.197
 Number of Units Outstanding, End of Period                        --        0    19,624    26,549     31,069
PUTNAM VT DISCOVERY GROWTH/(4)//(7)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $ 10.134
 Accumulation Unit Value, End of Period                            --       --        --  $ 10.134   $  7.012
 Number of Units Outstanding, End of Period                        --       --        --         0        670
PUTNAM VT DIVERSIFIED INCOME SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $  9.860
 Accumulation Unit Value, End of Period                            --       --        --  $  9.860   $ 10.260
 Number of Units Outstanding, End of Period                        --       --        --         0          0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $  9.899
 Accumulation Unit Value, End of Period                            --       --        --  $  9.899   $  7.880
 Number of Units Outstanding, End of Period                        --       --        --         0        586
PUTNAM VT GROWTH OPPORTUNITIES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $ 10.142
 Accumulation Unit Value, End of Period                            --       --        --  $ 10.142   $  7.026
 Number of Units Outstanding, End of Period                        --       --        --         0          0
PUTNAM VT HEALTH SCIENCES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $  9.791
 Accumulation Unit Value, End of Period                            --       --        --  $  9.791   $  7.663
 Number of Units Outstanding, End of Period                        --       --        --         0          0
PUTNAM VT NEW VALUE SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                      --       --        --  $  10.00   $ 10.116
 Accumulation Unit Value, End of Period                            --       --        --  $ 10.116   $  8.388
 Number of Units Outstanding, End of Period                        --       --        --         0      2,393
STI CLASSIC CAPITAL APPRECIATION SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  10.75   $ 10.012
 Accumulation Unit Value, End of Period                            --       --  $  10.75  $ 10.012   $  7.697
 Number of Units Outstanding, End of Period                        --       --    44,314    41,591     84,538
STI CLASSIC GROWTH AND INCOME SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  10.75   $  9.989
 Accumulation Unit Value, End of Period                            --       --  $  10.75  $  9.989   $  7.807
 Number of Units Outstanding, End of Period                        --       --    47,617    54,798     47,399
STI CLASSIC INTERNATIONAL EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   9.68   $  7.869
 Accumulation Unit Value, End of Period                            --       --  $   9.68  $  7.869   $  6.306
 Number of Units Outstanding, End of Period                        --       --     9,071    10,251      7,860
STI CLASSIC INVESTMENT GRADE BOND SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  10.57   $ 11.354
 Accumulation Unit Value, End of Period                            --       --  $  10.57  $ 11.354     12.002
 Number of Units Outstanding, End of Period                        --       --    15,973    27,766     57,375
STI CLASSIC MID-CAP EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   9.17   $  9.271
 Accumulation Unit Value, End of Period                            --       --  $   9.17  $  9.271   $  6.528
 Number of Units Outstanding, End of Period                        --       --    14,742    15,970     16,956
STI CLASSIC QUALITY GROWTH STOCK SUB-ACCOUNT/(//2//)(8)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $   9.54   $  7.637
 Accumulation Unit Value, End of Period                            --       --  $   9.54  $  7.637   $  6.097
 Number of Units Outstanding, End of Period                        --       --    62,796    75,646          0



                                 48  PROSPECTUS



STI CLASSIC SMALL CAP VALUE EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                      --       --  $  10.00  $  11.81   $ 14.173
 Accumulation Unit Value, End of Period                            --       --  $  11.81  $ 14.173   $ 13.724
 Number of Units Outstanding, End of Period                        --       --      6098         0     14,058
STI CLASSIC VALUE INCOME STOCK SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                      --  $ 10.00  $   9.46  $  10.28   $ 10.001
 Accumulation Unit Value, End of Period                            --  $  9.46  $  10.28  $ 10.001   $  8.171
 Number of Units Outstanding, End of Period                        --   11,848    11,462    15,344     13,491


For the Years Beginning January 1 and Ending December        2003       2004
31,*                                                       --------------------
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.450   $  9.677
 Accumulation Unit Value, End of Period                    $  9.677   $  9.611
 Number of Units Outstanding, End of Period                  79,043     63,895
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.991   $ 10.187
 Accumulation Unit Value, End of Period                    $ 10.187   $  9.754
 Number of Units Outstanding, End of Period                  93,396     82,252
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.966   $  9.755
 Accumulation Unit Value, End of Period                    $  9.755   $  9.773
 Number of Units Outstanding, End of Period                  49,921     50,120
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  5.445   $  7.034
 Accumulation Unit Value, End of Period                    $  7.034   $  6.800
 Number of Units Outstanding, End of Period                 105,887    101,131
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.748   $  9.765
 Accumulation Unit Value, End of Period                    $  9.765   $ 10.247
 Number of Units Outstanding, End of Period                  11,842     11,271
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.307   $  8.996
 Accumulation Unit Value, End of Period                    $  8.996   $  8.665
 Number of Units Outstanding, End of Period                 117,821    102,217
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $ 10.695   $ 10.598
 Accumulation Unit Value, End of Period                    $ 10.598   $ 10.522
 Number of Units Outstanding, End of Period                 128,683     92,927
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.096   $ 12.765
 Accumulation Unit Value, End of Period                    $ 12.765   $ 13.340
 Number of Units Outstanding, End of Period                 105,800     98,026
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.946   $ 11.475
 Accumulation Unit Value, End of Period                    $ 11.475   $ 11.575
 Number of Units Outstanding, End of Period                  59,907     58,079
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.399   $  9.675
 Accumulation Unit Value, End of Period                    $  9.675   $  9.112
 Number of Units Outstanding, End of Period                 111,514     99,339
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.493   $  9.385
 Accumulation Unit Value, End of Period                    $  9.385   $  9.714
 Number of Units Outstanding, End of Period                  16,572     15,444

                                 49  PROSPECTUS


FIDELITY VIP INDEX 500 SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $  6.027   $  7.618
 Accumulation Unit Value, End of Period                    $  7.618   $  7.628
 Number of Units Outstanding, End of Period                  85,001     78,979
FIDELITY VIP OVERSEAS SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $  5.079   $  7.167
 Accumulation Unit Value, End of Period                    $  7.167   $  7.041
 Number of Units Outstanding, End of Period                  35,399     23,742
FTVIP TEMPLETON GLOBAL INCOME SECURITIES
SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period              $ 13.627   $ 16.421
 Accumulation Unit Value, End of Period                    $ 16.421   $ 16.892
 Number of Units Outstanding, End of Period                  15,767     14,789
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period              $ 10.561   $ 13.735
 Accumulation Unit Value, End of Period                    $ 13.735   $ 14.152
 Number of Units Outstanding, End of Period                  13,430     13,370
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
FTVIP TEMPLETON BOND (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.017   $  8.994
 Accumulation Unit Value, End of Period                    $  8.994   $  8.790
 Number of Units Outstanding, End of Period                  53,387     46,204
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.179   $  8.631
 Accumulation Unit Value, End of Period                    $  8.631   $  8.583
 Number of Units Outstanding, End of Period                   6,780      6,887
MFS NEW DISCOVERY SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  7.147   $  9.397
 Accumulation Unit Value, End of Period                    $  9.397   $  8.647
 Number of Units Outstanding, End of Period                   6,911      6,857
MFS RESEARCH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  6.231   $  7.625
 Accumulation Unit Value, End of Period                    $  7.625   $  7.731
 Number of Units Outstanding, End of Period                  66,528     64,762
MFS UTILITIES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  6.918   $  9.244
 Accumulation Unit Value, End of Period                    $  9.244   $ 10.292
 Number of Units Outstanding, End of Period                     860        860
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  5.763   $  7.124
 Accumulation Unit Value, End of Period                    $  7.124   $  7.496
 Number of Units Outstanding, End of Period                  33,266     29,258
OPPENHEIMER BALANCED SUB-ACCOUNT/(2)//(5)/
 Accumulation Unit Value, Beginning of Period              $  9.271   $ 11.402
 Accumulation Unit Value, End of Period                    $ 11.402   $ 11.504
 Number of Units Outstanding, End of Period                  26,578     21,896
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  7.365   $  9.492
 Accumulation Unit Value, End of Period                    $  9.492   $  9.236
 Number of Units Outstanding, End of Period                  36,722     31,520


                                 50  PROSPECTUS


OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  8.992   $ 12.658
 Accumulation Unit Value, End of Period                    $ 12.658   $ 12.819
 Number of Units Outstanding, End of Period                  31,907     23,290
OPPENHEIMER MAIN STREET SUB-ACCOUNT/(1)//(6)/
 Accumulation Unit Value, Beginning of Period              $  6.836   $  8.526
 Accumulation Unit Value, End of Period                    $  8.526   $  8.475
 Number of Units Outstanding, End of Period                 114,351    108,999
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $ 11.197   $ 13.012
 Accumulation Unit Value, End of Period                    $ 13.012   $ 13.330
 Number of Units Outstanding, End of Period                  37,883     39,319
PUTNAM VT DISCOVERY GROWTH/(4)//(7)/
 Accumulation Unit Value, Beginning of Period              $  7.012   $  9.100
 Accumulation Unit Value, End of Period                    $  9.100   $  8.558
 Number of Units Outstanding, End of Period                     669        669
PUTNAM VT DIVERSIFIED INCOME SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $ 10.260   $ 12.111
 Accumulation Unit Value, End of Period                    $ 12.111   $ 12.589
 Number of Units Outstanding, End of Period                       0          0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  7.880   $  9.869
 Accumulation Unit Value, End of Period                    $  9.869   $  9.951
 Number of Units Outstanding, End of Period                     585        585
PUTNAM VT GROWTH OPPORTUNITIES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  7.026   $  8.501
 Accumulation Unit Value, End of Period                    $  8.501   $  7.919
 Number of Units Outstanding, End of Period                   1,920      1,920
PUTNAM VT HEALTH SCIENCES SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  7.663   $  8.920
 Accumulation Unit Value, End of Period                    $  8.920   $  8.712
 Number of Units Outstanding, End of Period                       0          0
PUTNAM VT NEW VALUE SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period              $  8.338   $ 10.927
 Accumulation Unit Value, End of Period                    $ 10.927   $ 11.310
 Number of Units Outstanding, End of Period                   2,393      2,569
STI CLASSIC CAPITAL APPRECIATION SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  7.687   $  8.973
 Accumulation Unit Value, End of Period                    $  8.973   $  8.763
 Number of Units Outstanding, End of Period                  79,424     71,340
STI CLASSIC GROWTH AND INCOME SUB-ACCOUNT/(//3//)/
 Accumulation Unit Value, Beginning of Period              $  7.807   $  9.719
 Accumulation Unit Value, End of Period                    $  9.719   $  9.983
 Number of Units Outstanding, End of Period                  44,496     37,227
STI CLASSIC INTERNATIONAL EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $  6.306   $  8.522
 Accumulation Unit Value, End of Period                    $  8.522   $  8.787
 Number of Units Outstanding, End of Period                   7,387      6,880
STI CLASSIC INVESTMENT GRADE BOND SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 12.002   $ 12.228
 Accumulation Unit Value, End of Period                    $ 12.228   $ 12.438
 Number of Units Outstanding, End of Period                  55,497     52,272
STI CLASSIC MID-CAP EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $  6.528   $  8.335
 Accumulation Unit Value, End of Period                    $  8.335   $  8.529
 Number of Units Outstanding, End of Period                  15,117     14,889


                                 51  PROSPECTUS

STI CLASSIC QUALITY GROWTH STOCK
SUB-ACCOUNT/(//2//)//(8)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
STI CLASSIC SMALL CAP VALUE EQUITY SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 13.724   $ 18.700
 Accumulation Unit Value, End of Period                    $ 18.700   $ 20.224
 Number of Units Outstanding, End of Period                  14,539     13,803
STI CLASSIC VALUE INCOME STOCK SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period              $  8.171   $  9.902
 Accumulation Unit Value, End of Period                    $  9.902   $ 10.384
 Number of Units Outstanding, End of Period                  12,822     11,765


* The Contracts were first offered on November 10, 1998. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.49% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998, except as described in the footnotes below. The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.

(1) Variable Sub-Accounts that commenced operations on November 1, 1999.

(2) Variable Sub-Accounts that commenced operations on January 24, 2000.

(3) Variable Sub-Accounts that commenced operations on May 1, 2000.

(4) Variable Sub-Accounts that commenced operations on August 30, 2001.

(5) Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA changed its name to Oppenheimer Balanced Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(6) Effective May 1, 2003, Oppenheimer Main Street Growth & Income Fund/VA changed its name to Oppenheimer Main Street Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(7) Effective May 1, 2003, Putnam VT Voyager Fund II changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(8) STI Classic Quality Growth Stock Sub-Account is not available to new investors as of September 6, 2002.














                                 52  PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------



WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (FOR CONRTACTS
                        ISSUED ON OR AFTER 9/22/00)

For the Years Beginning January 1 and Ending December 31,*   2000      2001      2002      2003       2004
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.21  $  8.024  $  6.543   $  7.489
 Accumulation Unit Value, End of Period                     $  9.21  $  8.024  $  6.543  $  7.489   $  7.434
 Number of Units Outstanding, End of Period                   4,515    61,468    57,002    58,920     62,743
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   7.80  $  5.888  $  4.381   $  5.582
 Accumulation Unit Value, End of Period                     $  7.80  $  5.888  $  4.381  $  5.582   $  5.342
 Number of Units Outstanding, End of Period                  34,530    99,227    87,825    91,701     85,357
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.06  $  6.117  $  5.080   $  6.217
 Accumulation Unit Value, End of Period                     $  8.06  $  6.117  $  5.080  $  6.217   $  6.225
 Number of Units Outstanding, End of Period                  20,079   104,459    86,197    83,406     78,041
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   7.52  $   4.90  $  3.320   $  4.286
 Accumulation Unit Value, End of Period                     $  7.52  $   4.90  $  3.320  $  4.286   $  4.142
 Number of Units Outstanding, End of Period                  32,771   133,470   115,932   110,527     94,083
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.37  $  7.825  $  7.247   $  9.128
 Accumulation Unit Value, End of Period                     $  8.37  $  7.825  $  7.247  $  9.128   $  9.575
 Number of Units Outstanding, End of Period                      81     8,589     8,876     9,419     10,101
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.54  $  7.345  $  5.039   $  6.199
 Accumulation Unit Value, End of Period                     $  8.54  $  7.345  $  5.039  $  6.199   $  5.969
 Number of Units Outstanding, End of Period                  22,904    96,014    89,919    84,214     75,997
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $  10.17  $ 10.375  $ 10.351   $ 10.251
 Accumulation Unit Value, End of Period                     $ 10.17  $ 10.375  $ 10.351  $ 10.251   $ 10.173
 Number of Units Outstanding, End of Period                   5,731    72,350    63,012    58,520     63,242
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.23  $  7.970  $  7.107   $  8.980
 Accumulation Unit Value, End of Period                     $  9.23  $  7.970  $  7.107  $  8.980   $  9.381
 Number of Units Outstanding, End of Period                  14,991    80,328    71,359    74,699     72,513
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $  10.42  $  9.740  $  7.958   $ 10.202
 Accumulation Unit Value, End of Period                     $ 10.42  $  9.740  $  7.958  $ 10.202   $ 10.286
 Number of Units Outstanding, End of Period                  17,198    42,652    45,833    43,248     32,641
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.37  $  6.783  $  4.663   $  6.094
 Accumulation Unit Value, End of Period                     $  8.37  $  6.783  $  4.633  $  6.094   $  5.736
 Number of Units Outstanding, End of Period                  21,583    76,935    76,809    72,242     67,032
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.30  $  7.209  $  7.335   $  9.183
 Accumulation Unit Value, End of Period                     $  8.30  $  7.209  $  7.335  $  9.183   $  9.500
 Number of Units Outstanding, End of Period                     102     4,442     7,089     8,863      8,688
FIDELITY VIP INDEX 500 SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.83  $  7.634  $  5.839   $  7.375
 Accumulation Unit Value, End of Period                     $  8.83  $  7.634  $  5.839  $  7.375   $  7.382
 Number of Units Outstanding, End of Period                   8,780    52,114    65,296    70,399     69,593

                                 53  PROSPECTUS


FIDELITY VIP OVERSEAS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.68  $  6.732  $  5.279   $  7.445
 Accumulation Unit Value, End of Period                     $  8.68  $  6.732  $  5.279  $  7.445   $  7.312
 Number of Units Outstanding, End of Period                   4,854    11,548    15,773    10,081      9,755
FTVIP TEMPLETON GLOBAL INCOME SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $  11.36  $ 10.516  $ 12.531   $ 15.092
 Accumulation Unit Value, End of Period                     $ 11.36  $ 10.516  $ 12.531  $ 15.092   $ 15.518
 Number of Units Outstanding, End of Period                  11,685       533       846     1,890      2,756
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $  10.00  $  9.703  $  7.780   $ 10.112
 Accumulation Unit Value, End of Period                     $ 10.00  $  9.703  $  7.780  $ 10.112   $ 10.414
 Number of Units Outstanding, End of Period                   2,289     2,050     7,098     4,154      9,771
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                    --        --        --        --
 Accumulation Unit Value, End of Period                          --        --        --        --
 Number of Units Outstanding, End of Period                      --        --        --        --
FTVIP TEMPLETON BOND (CLASS 2) SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                    --        --        --        --
 Accumulation Unit Value, End of Period                          --        --        --        --
 Number of Units Outstanding, End of Period                      --        --        --        --
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.08  $  5.287  $  3.444   $  4.412
 Accumulation Unit Value, End of Period                     $  8.08  $  5.287  $  3.444  $  4.412   $  4.310
 Number of Units Outstanding, End of Period                  11,866    61,761    75,018    71,114     66,448
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.64  $  7.965  $  6.192   $  7.440
 Accumulation Unit Value, End of Period                     $  9.64  $  7.965  $  6.192  $  7.440   $  7.396
 Number of Units Outstanding, End of Period                  11,698    70,874    22,272    23,237     23,178
MFS NEW DISCOVERY SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --  $  10.00  $  8.923  $  6.001   $  7.893
 Accumulation Unit Value, End of Period                          --  $  8.923  $  6.001  $  7.893   $  7.265
 Number of Units Outstanding, End of Period                      --     4,370     3,755     3,914      3,845
MFS RESEARCH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.61  $  6.666  $  4.948   $  6.069
 Accumulation Unit Value, End of Period                     $  8.61  $  6.666  $  4.948  $  6.069   $  6.150
 Number of Units Outstanding, End of Period                  11,698    70,874    70,703    65,726     59,409
MFS UTILITIES SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --  $  10.00  $  9.107  $  6.913   $  9.231
 Accumulation Unit Value, End of Period                          --  $  9.107  $  6.913  $  9.231   $ 10.273
 Number of Units Outstanding, End of Period                      --         0         0         0          0
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   6.94  $  4.694  $  3.334   $  4.119
 Accumulation Unit Value, End of Period                     $  6.94  $  4.694  $  3.334  $  4.119   $  4.332
 Number of Units Outstanding, End of Period                     570    54,096    76,844    68,188     69,130
OPPENHEIMER BALANCED SUB-ACCOUNT/(2)/
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.68  $  9.727  $  8.573   $ 10.537
 Accumulation Unit Value, End of Period                     $  9.68  $  9.727  $  8.573  $ 10.537   $ 10.627
 Number of Units Outstanding, End of Period                   3,475    24,335    51,314    67,941     67,416
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.92  $  7.667  $  5.516   $  7.105
 Accumulation Unit Value, End of Period                     $  8.92  $  7.667  $  5.516  $  7.105   $  6.910
 Number of Units Outstanding, End of Period                  18,937    81,840    79,225    76,584     74,628
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.41  $  8.142  $  6.236   $  8.773
 Accumulation Unit Value, End of Period                     $  9.41  $  8.142  $  6.236  $  8.773   $  8.880
 Number of Units Outstanding, End of Period                    2457    16,539    19,248    19,288     17,680


                                 54  PROSPECTUS


OPPENHEIMER MAIN STREET SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.72  $  7.702  $  6.152   $  7.668
 Accumulation Unit Value, End of Period                     $  8.72  $  7.702  $  6.152  $  7.668   $  7.618
 Number of Units Outstanding, End of Period                  33,469   146,919   127,294   125,761    115,872
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.88  $ 10.184  $ 10.762   $ 12.500
 Accumulation Unit Value, End of Period                     $  9.88  $ 10.184  $ 10.762  $ 12.500   $ 12.799
 Number of Units Outstanding, End of Period                   4,378    33,868    32,383    32,808     32,710
PUTNAM VT DISCOVERY GROWTH/(//1//)//(4)/
 Accumulation Unit Value, Beginning of Period                    --  $  10.00  $ 10.124  $  7.006   $  9.088
 Accumulation Unit Value, End of Period                          --  $ 10.124  $  7.006  $  9.088   $  8.542
 Number of Units Outstanding, End of Period                      --         0       852     1,070      1,069
PUTNAM VT DIVERSIFIED INCOME SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --  $  10.00  $  9.851  $ 10.252   $ 12.094
 Accumulation Unit Value, End of Period                          --  $  9.851  $ 10.252  $ 12.094   $ 12.566
 Number of Units Outstanding, End of Period                      --         0     7,033     7,856      7,726
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --  $  10.00  $  9.890  $  7.873   $  9.855
 Accumulation Unit Value, End of Period                          --  $  9.890  $  7.873  $  9.855   $  9.933
 Number of Units Outstanding, End of Period                      --         0       388       388        388
PUTNAM VT GROWTH OPPORTUNITIES SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --  $  10.00  $ 10.132  $  7.020   $  8.489
 Accumulation Unit Value, End of Period                          --  $ 10.132  $  7.020  $  8.489   $  7.904
 Number of Units Outstanding, End of Period                      --         0         0         0          0
PUTNAM VT HEALTH SCIENCES SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --  $  10.00  $  9.782  $  7.657   $  8.908
 Accumulation Unit Value, End of Period                          --  $  9.782  $  7.657  $  8.908   $  8.696
 Number of Units Outstanding, End of Period                      --         0         0         0          0
PUTNAM VT NEW VALUE SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --  $  10.00  $ 10.106  $  8.382   $ 10.911
 Accumulation Unit Value, End of Period                          --  $ 10.106  $  8.382  $ 10.911   $ 11.289
 Number of Units Outstanding, End of Period                      --         0         0         0          0
STI CLASSIC CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.28  $  8.640  $  6.638   $  7.734
 Accumulation Unit Value, End of Period                     $  9.28  $  8.640  $  6.638  $  7.734   $  7.550
 Number of Units Outstanding, End of Period                     214    12,066    64,693    64,388     65,004
STI CLASSIC GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.78  $  9.088  $  7.098   $  8.832
 Accumulation Unit Value, End of Period                     $  9.78  $  9.088  $  7.098  $  8.832   $  9.067
 Number of Units Outstanding, End of Period                   4,178    35,434    37,752    35,833     35,555
STI CLASSIC INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   9.54  $  7.749  $  6.204   $  8.379
 Accumulation Unit Value, End of Period                     $  9.54  $  7.749  $  6.204  $  8.379   $  8.636
 Number of Units Outstanding, End of Period                     358     5,355     9,083     8,411      8,631
STI CLASSIC INVESTMENT GRADE BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $  10.39  $ 11.154  $ 11.784   $ 11.999
 Accumulation Unit Value, End of Period                     $ 10.39  $ 11.154  $ 11.784  $ 11.999   $ 12.199
 Number of Units Outstanding, End of Period                   2,172    31,355    62,512    48,287     43,068
STI CLASSIC MID-CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.68  $  8.766  $  6.169   $  7.872
 Accumulation Unit Value, End of Period                     $  8.68  $  8.766  $  6.169  $  7.872   $  8.051
 Number of Units Outstanding, End of Period                   5,995      1205    21,951    25,818     25,551
STI CLASSIC QUALITY GROWTH STOCK SUB-ACCOUNT/(5)/
 Accumulation Unit Value, Beginning of Period               $ 10.00  $   8.76  $  7.007        --         --
 Accumulation Unit Value, End of Period                     $  8.76  $  7.007  $  5.593        --         --
 Number of Units Outstanding, End of Period                   4,378    33,868         0        --         --



                                 55  PROSPECTUS

STI CLASSIC SMALL CAP VALUE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $  10.59  $ 12.650  $ 12.295   $ 16.742
 Accumulation Unit Value, End of Period                     $ 10.59  $ 12.650  $ 12.295  $ 16.742   $ 18.098
 Number of Units Outstanding, End of Period                     570    14,135    33,998    37,371     35,880
STI CLASSIC VALUE INCOME STOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period               $ 10.00  $  10.92  $ 10.620  $  8.672   $ 10.502
 Accumulation Unit Value, End of Period                     $ 10.92  $ 10.620  $  8.672  $ 10.502   $ 11.009
 Number of Units Outstanding, End of Period                     123     7,368    13,558    12,473     12,120


* The Contracts with the Enhanced Death and Income Benefit Combination Rider II were first offered on September 22, 2000. The Accumulation Unit Values in
   this table reflect a mortality and expense risk charge of 1.55% and   an
   administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before September 22, 2000, except as described in the footnotes below. The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.

(1)  Variable Sub-Accounts that commenced operations on August 30, 2001.

(2) Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA changed its name to Oppenheimer Balanced Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(3) Effective May 1, 2003, Oppenheimer Main Street Growth & Income Fund/VA changed its name to Oppenheimer Main Street Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(4) Effective May 1, 2003, Putnam VT Voyager Fund II changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(5) STI Classic Quality Growth Stock Sub-Account is not available to new investors as of September 6, 2002.










                                 56  PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request.*

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

*If a U.S. Treasury Note ("Note") with a maturity of the Guarantee Period is not available, we will determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

The Market Value Adjustment factor is determined from the following formula:

                                 .9 X [I-J] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.




                                 57  PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

Purchase Payment: $10,000 allocated to a Guarantee Period

Guarantee Period: 5 years

Interest Rate: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.


                  EXAMPLE 1 (ASSUMES DECLINING INTEREST RATES)

Step 1. Calculate Contract Value   $10,000.00 X (1.045)/3 /= $11,411.66
 at End of Contract Year 3:
Step 2. Calculate the Free         .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Withdrawal   I = 4.5%
 Charge:                           J = 4.2%
                                   N = 730 days    =2
Step 4. Calculate the Market           --------
 Value Adjustment:                     365 days
                                   Market Value Adjustment Factor:.9 X [I - J]
                                   X N =.9 X [.045 - .042] X 2 =.0054

                                   Market Value Adjustment = Market Value
                                   Adjustment Factor X Amount Subject to Market
                                   Value Adjustment:
                                    =.0054 X ($11,411.66 - $1,500.00) = $53.52
Step 5. Calculate the amount       $11,411.66 + $53.52 = $11,465.18
 received by a Contract Owner as
 a result of full withdrawal at
 the end of Contract Year 3:






                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at End   $10,000.00 X (1.045)/3 /= $11,411.66
 of Contract Year 3:
Step 2. Calculate the Free Withdrawal     .15 X ($10,000.00) = $1,500.00
 Amount:
Step 3. Calculate the Withdrawal Charge:  I = 4.5%
                                          J = 4.8%
Step 4. Calculate the Market Value        N = 730 days    =2
 Adjustment:                                  --------
                                              365 days
                                          Market Value Adjustment Factor:.9 X [I - J] X N
                                          =.9 X [.045 - .048] X 2 = -.0054

                                          Market Value Adjustment = Market Value
                                          Adjustment Factor X Amount Subject to Market
                                          Value Adjustment:
                                           = -.0054 X ($11,411.66 - $1,500.00) = - $53.52
Step 5. Calculate the amount received by  $11,411.66 - $53.52 = $11,358.14 a Contract Owner as a result of full
 withdrawal at the end of Contract Year
 3:





                                 58  PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACT
--------------------------------------------------------------------------------
  Purchase of Contracts
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
APPENDIX A: ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------



                                 59  PROSPECTUS

THE ALLSTATE\\(R)\\ PROVIDER VARIABLE ANNUITY

(formerly referred to as "The Glenbrook Provider Variable Annuity")

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142
MAILING ADDRESS: P.O. BOX 80469, LINCOLN, NE 68501-0469
TELEPHONE NUMBER: 1-800-755-5275                PROSPECTUS DATED JANUARY 3, 2005
 -------------------------------------------------------------------------------
Allstate Life Insurance Company ("ALLSTATE LIFE") is offering the
Allstate\\(R)\\ Provider Variable Annuity, an individual flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 41 "INVESTMENT ALTERNATIVES". The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 38 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the portfolios ("PORTFOLIOS") of the following mutual funds ("FUNDS")

AIM VARIABLE INSURANCE FUNDS        FRANKLIN TEMPLETON VARIABLE INSURANCE
THE DREYFUS SOCIALLY RESPONSIBLE     PRODUCTS TRUST
 GROWTH FUND, INC.                  GOLDMAN SACHS VARIABLE INSURANCE TRUST
DREYFUS STOCK INDEX FUND             (VIT)
DREYFUS VARIABLE INVESTMENT FUND    MFS/(R)/ VARIABLE INSURANCE TRUST/SM/
 (VIF)                              OPPENHEIMER VARIABLE ACCOUNT FUNDS
FIDELITY/(R)/ VARIABLE INSURANCE    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 PRODUCTS


Each Fund has multiple investment Portfolios. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated January 3, 2005, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 59 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http:// www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.


                           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                           APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN
                           THIS PROSPECTUS, NOR HAS IT PASSED UPON THE ACCURACY
                           OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU
                           OTHERWISE IS COMMITTING A FEDERAL CRIME.

        IMPORTANT          THE CONTRACTS MAY BE DISTRIBUTED THROUGH
                           BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH BANKS OR
         NOTICES           OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH
                           BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS OR
                           OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS
                           OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE
                           CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING
                           POSSIBLE LOSS OF PRINCIPAL.

                           THE CONTRACTS ARE NOT FDIC INSURED.





                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                               3
--------------------------------------------------------------------------------
  The Contract at a Glance                                      4
--------------------------------------------------------------------------------
  How the Contract Works                                        6
--------------------------------------------------------------------------------
  Expense Table                                                 7
--------------------------------------------------------------------------------
  Financial Information                                         9
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contract                                                  10
--------------------------------------------------------------------------------
  Purchases                                                     11
--------------------------------------------------------------------------------
  Contract Value                                                12
--------------------------------------------------------------------------------
  Investment Alternatives
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                  13
--------------------------------------------------------------------------------
     The Fixed Account Option                                   16
--------------------------------------------------------------------------------
     Transfers                                                  18
--------------------------------------------------------------------------------
  Expenses                                                      20
--------------------------------------------------------------------------------
  Access To Your Money                                          22
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
  Income Payments                                               24
--------------------------------------------------------------------------------
  Death Benefits                                                25
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information:                                             29
--------------------------------------------------------------------------------
     Allstate Life                                              29
--------------------------------------------------------------------------------
     The Variable Account                                       29
--------------------------------------------------------------------------------
     The Portfolios                                             30
--------------------------------------------------------------------------------
     The Contract                                               30
--------------------------------------------------------------------------------
     Non-Qualified Annuities Held Within a Qualified Plan       32
--------------------------------------------------------------------------------
     Legal Matters                                              32
--------------------------------------------------------------------------------
  Taxes                                                         33
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                            38
--------------------------------------------------------------------------------
APPENDIX A-ACCUMULATION UNIT VALUES                             39
--------------------------------------------------------------------------------
APPENDIX B-MARKET VALUE ADJUSTMENT EXAMPLE                      57
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS           59
--------------------------------------------------------------------------------


                                 2  PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                PAGE

--------------------------------------------------------------------------------
Accumulation Phase                                              6
--------------------------------------------------------------------------------
Accumulation Unit                                               9
--------------------------------------------------------------------------------
Accumulation Unit Value                                         9
--------------------------------------------------------------------------------
Anniversary Values                                              28
--------------------------------------------------------------------------------
Annuitant                                                       10
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                         20
--------------------------------------------------------------------------------
Beneficiary                                                     10
--------------------------------------------------------------------------------
Cancellation Period                                             4
--------------------------------------------------------------------------------
Contract*                                                       10
--------------------------------------------------------------------------------
Contract Anniversary                                            5
--------------------------------------------------------------------------------
Contract Owner ("You")                                          6
--------------------------------------------------------------------------------
Contract Value                                                  12
--------------------------------------------------------------------------------
Contract Year                                                   4
--------------------------------------------------------------------------------
Death Benefit Anniversary                                       27
--------------------------------------------------------------------------------
Death Proceeds                                                  27
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                   20
--------------------------------------------------------------------------------
Due Proof of Death                                              27
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                    28
--------------------------------------------------------------------------------
Enhanced Death and Income Benefit Combination Rider             28
--------------------------------------------------------------------------------
Enhanced Death and Income Benefit Combination Rider II          28
--------------------------------------------------------------------------------

                                                                PAGE
--------------------------------------------------------------------------------
Fixed Account Options                                           16
--------------------------------------------------------------------------------
Free Withdrawal Amount                                          21
--------------------------------------------------------------------------------
Funds                                                           1
--------------------------------------------------------------------------------
Allstate Life ("We" or "Us")                                    1
--------------------------------------------------------------------------------
Guarantee Periods                                               16
--------------------------------------------------------------------------------
Income Plan                                                     24
--------------------------------------------------------------------------------
Investment Alternatives                                         1
--------------------------------------------------------------------------------
Issue Date                                                      6
--------------------------------------------------------------------------------
Market Value Adjustment                                         18
--------------------------------------------------------------------------------
Payout Phase                                                    6
--------------------------------------------------------------------------------
Payout Start Date                                               24
--------------------------------------------------------------------------------
Portfolios                                                      1
--------------------------------------------------------------------------------
Qualified Contracts                                             4
--------------------------------------------------------------------------------
SEC                                                             1
--------------------------------------------------------------------------------
Settlement Value                                                27
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                   23
--------------------------------------------------------------------------------
Valuation Date                                                  11
--------------------------------------------------------------------------------
Variable Account                                                1
--------------------------------------------------------------------------------
Variable Sub-Account                                            1
--------------------------------------------------------------------------------
* In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.


                                 3  PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS               You can purchase a Contract with as little as $3,000
                                ($2,000 for "QUALIFIED CONTRACTS", which are Contracts
                                issued within QUALIFIED PLANS). You can add to your
                                Contract as often and as much as you like, but each
                                payment must be at least $50.
---------------------------------------------------------------------------------------
RIGHT TO CANCEL                 You may cancel your Contract within 20 days of receipt
                                or any longer period as your state may require
                                ("CANCELLATION PERIOD"). Upon cancellation, we will
                                return your purchase payments adjusted, to the extent
                                federal or state law permits, to reflect the investment
                                experience of any amounts allocated to the Variable
                                Account.
---------------------------------------------------------------------------------------
EXPENSES                        You will bear the following expenses:

                                .Total Variable Account annual fees equal to 1.15% of
                                  average daily net assets (1.37% if you select the
                                  ENHANCED DEATH BENEFIT RIDER; 1.59% if you selected
                                  the ENHANCED DEATH AND INCOME BENEFIT COMBINATION
                                  RIDER (for Contracts issued before September 22,
                                  2000); and 1.65% if you select the ENHANCED DEATH AND
                                  INCOME BENEFIT COMBINATION RIDER II (for Contracts
                                  issued on or after September 22, 2000).

                                .Annual contract maintenance charge of $35 (with
                                  certain exceptions)

                                .Withdrawal charges ranging from 0% to 6% of purchase
                                  payment withdrawn (with certain exceptions)

                                .Transfer fee of $10 after 12th transfer in any
                                  CONTRACT YEAR (fee currently waived)

                                . State premium tax (if your state imposes one).

                                In addition, each Portfolio pays expenses that you will
                                bear indirectly if you invest in a Variable
                                Sub-Account.
---------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES         The Contract offers 41 investment alternatives
                                including:

                                .3 Fixed Account Options (which credit interest at
                                  rates we guarantee)

                                .38 Variable Sub-Accounts investing in Portfolios
                                  offering professional money management by these investment advisers:

                                  . A I M Advisors, Inc.

                                  . The Dreyfus Corporation

                                  . Fidelity Management & Research Company

                                  . Franklin Advisers, Inc.

                                  . Franklin Mutual Advisers, LLC

                                  . Goldman Sachs Asset Management, L.P.

                                  . MFS/TM/ Investment Management

                                  . OppenheimerFunds, Inc.

                                  . Templeton Asset Management Ltd.

                                  . Templeton Investment Counsel, Inc.

                                  . Van Kampen/(1)/

                                To find out current rates being paid on the Fixed
                                Account, or to find out how the Variable Sub-Accounts
                                have performed, please call us at 1-800-755-5275.

                                /(1)/Morgan Stanley Investment Management Inc., the
                                adviser to the UIF Portfolios, does business in certain
                                instances as Van Kampen.
---------------------------------------------------------------------------------------


                                 4  PROSPECTUS


SPECIAL SERVICES                For your convenience, we offer these special services:

                                . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                                . AUTOMATIC ADDITIONS PROGRAM

                                . DOLLAR COST AVERAGING PROGRAM

                                . SYSTEMATIC WITHDRAWAL PROGRAM
---------------------------------------------------------------------------------------
INCOME PAYMENTS                 .
                                  You can choose fixed income payments, variable income
                                  payments, or a combination of the two. You can
                                  receive your income payments in one of the following
                                  ways:

                                . life income with guaranteed payments

                                .a "joint and survivor" life income with guaranteed
                                  payments

                                .guaranteed payments for a specified period (5 to 30
                                  years)
---------------------------------------------------------------------------------------
DEATH BENEFITS                  If you or the ANNUITANT (if the Contract is owned by a
                                non-natural person) die before the PAYOUT START DATE,
                                we will pay the death benefit described in the
                                Contract. We offer an Enhanced Death Benefit Rider and
                                an Enhanced Death and Income Benefit Combination Rider
                                II.
---------------------------------------------------------------------------------------
TRANSFERS                       Before the Payout Start Date, you may transfer your
                                Contract Value ("CONTRACT VALUE") among the investment
                                alternatives, with certain restrictions. Transfers to a
                                GUARANTEE PERIOD of the Fixed Account must be at least
                                $50.

                                We do not currently impose a fee upon transfers.
                                However, we reserve the right to charge $10 per
                                transfer after the 12th transfer in each "Contract
                                Year," which we measure from the date we issue your
                                Contract or a Contract Anniversary ("CONTRACT
                                ANNIVERSARY").
---------------------------------------------------------------------------------------
WITHDRAWALS                     You may withdraw some or all of your Contract Value at
                                any time prior to the Payout Start Date.

                                In general, you must withdraw at least $50 at a time.
                                Full or partial withdrawals are available under limited
                                circumstances on or after the Payout Start Date.
                                Withdrawals taken prior to annuitization (referred to
                                in this prospectus as the Payout Phase) are generally
                                considered to come from the earnings in the Contract
                                first. If the Contract is tax-qualified, generally all
                                withdrawals are treated as distributions of earnings.
                                Withdrawals of earnings are taxed as ordinary income
                                and, if taken prior to age 59 1/2, may be subject to an
                                additional 10% federal tax penalty. A withdrawal charge
                                and MARKET VALUE ADJUSTMENT also may apply.
---------------------------------------------------------------------------------------



                                 5  PROSPECTUS

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 41 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 24. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment


As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any questions about how the Contract works.


                                 6  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Portfolios.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*


Number of Complete Years Since We Received the Purchase  0    1    2    3    4    5     6+
 Payment Being Withdrawn
--------------------------------------------------------------------------------------------
Applicable Charge                                        6%   6%   5%   5%   4%   3%    0%
--------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                   $35.00**
--------------------------------------------------------------------------------------------
Transfer Fee                                                         $10.00***
--------------------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

  ** We will waive this charge in certain cases. See "Expenses."

  *** Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.


VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

Without the Enhanced Death Benefit Rider, Enhanced Death and Income Benefit Combination Rider, or Enhanced Death and Income Benefit Combination Rider II

Mortality and Expense Risk Charge                                            1.05%
-----------------------------------------------------------------------------------
Administrative Expense Charge                                                0.10%
-----------------------------------------------------------------------------------
Total Variable Account Annual Expense                                        1.15%
-----------------------------------------------------------------------------------

With the Enhanced Death Benefit Rider

Mortality and Expense Risk Charge                                        1.27%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.37%
-------------------------------------------------------------------------------


With the Enhanced Death and Income Benefit Combination Rider (for Contracts issued before September 22, 2000)

Mortality and Expense Risk Charge                                        1.49%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.59%
-------------------------------------------------------------------------------

                                 7  PROSPECTUS


With the Enhanced Death and Income Benefit Combination Rider II (for
Contracts issued on or after September 22, 2000)
Mortality and Expense Risk Charge                                        1.55%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expenses                                   1.65%
-------------------------------------------------------------------------------


PORTFOLIO ANNUAL EXPENSES (as a percentage of Portfolio average daily net assets)/1/

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           ANNUAL PORTFOLIO EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution and/or
services (12b-1) fees,              0.27%                         2.60%
and other expenses)
----------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2003.


EXAMPLE 1
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in a Variable Sub-Account,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

.. elected the Enhanced Death and Income Benefit Combination Rider II.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                   1 Year            3 Years           5 Years           10 Years
------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $95             $174             $246              $448
Portfolio Expenses
------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $71             $103             $130              $226
Portfolio Expenses
------------------------------------------------------------------------------------------------------





EXAMPLE 2
This example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                  1 Year            3 Years           5 Years           10 Years
--------------------------------------------------------------------------------------
                                 8  PROSPECTUS


Costs Based on
Maximum Annual
Portfolio             $44             $131             $221              $448
Expenses
--------------------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio             $20             $ 61             $105              $226
Expenses
--------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II, WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.55%, AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10%, AND AN ANNUAL CONTRACT MAINTENANCE CHARGE OF $35. IF NO RIDER WERE ELECTED, OR IF THE ENHANCED DEATH BENEFIT RIDER WERE ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE ABOVE EXAMPLES ALSO ASSUME TOTAL ANNUAL PORTFOLIO EXPENSES LISTED IN THE EXPENSE TABLE WILL CONTINUE THROUGHOUT THE PERIODS SHOWN.


FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT". Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund. Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I, which include financial information giving effect to the Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800-755-5275.


                                  9  PROSPECTUS

THE CONTRACT
--------------------------------------------------------------------------------


CONTRACT OWNER
The Allstate Provider Variable Annuity is a contract between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

.. any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for the purposes of the Death of Owner and Death of Annuitant provisions of your contract.

The maximum age of the oldest Contract Owner and Annuitant cannot exceed 90 as of the date we receive the completed application. You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

Changing of ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.


ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract Owner is a living person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend at the time you select an Income Plan. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

(i) the youngest Contract Owner; otherwise,

(ii) the youngest Beneficiary.


BENEFICIARY
The Beneficiary is the person who may elect to receive the Death Proceeds or become the new Contract Owner, subject to the "Death of Owner" section below, if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who is first entitled to receive benefits under the Contract upon the death of the sole surviving Contract Owner. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice


                                 10  PROSPECTUS
to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If one or more Beneficiaries survive you, we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries.

If more than one Beneficiary shares in the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share. Each Beneficiary will exercise all rights related to his or her share, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.


MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.


PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. We reserve the right to reject any application in our sole discretion.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office. We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation


                                 11  PROSPECTUS

Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.


RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return your Contract by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the money market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, you may then allocate your money to other Variable Sub-Accounts.

If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.


CONTRACT VALUE
--------------------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Variable Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Variable Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information. We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider, and the Enhanced Death and Income Benefit Rider II described on pages 31.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


                                 12  PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 38 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Portfolios. You should carefully review the Portfolio prospectuses before allocating amounts to the Variable Sub-Accounts.


PORTFOLIO:                EACH PORTFOLIO SEEKS:        INVESTMENT ADVISOR:
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS*
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund -  As high a total return as
 Series I                  possible, consistent with
                           preservation of capital
-------------------------------------------------------
AIM V.I. Core Equity      Growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Diversified      A high level of current              A I M ADVISORS,
 Income Fund - Series I    income                               INC.
-------------------------------------------------------
AIM V.I. Government       A high level of current
 Securities Fund -         income consistent with a
 Series I                  reasonable concern for
                           safety of principal
-------------------------------------------------------
AIM V.I. Growth Fund -    Growth of capital
 Series I
-------------------------------------------------------
AIM V.I. International    Long-term growth of capital
 Growth Fund - Series I
-------------------------------------------------------
AIM V.I. Premier Equity   Long-term growth of capital
 Fund - Series I           and income as a secondary
                           objective
-------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; THE DREYFUS STOCK INDEX
FUND; AND THE DREYFUS VARIABLE INVESTMENT FUND (VIF) (COLLECTIVELY, THE
DREYFUS FUNDS)
-------------------------------------------------------------------------------
The Dreyfus Socially      Capital growth and,
 Responsible Growth        secondarily, current
 Fund, Inc.: Initial       income
 Shares
-------------------------------------------------------
Dreyfus Stock Index       To match the total return
 Fund: Initial Shares      of the Standard &
                           Poor's(R) 500 Composite              THE DREYFUS
                           Stock Price Index                    CORPORATION
-------------------------------------------------------
Dreyfus VIF Growth &      Long-term capital growth,
 Income Portfolio:         current income and growth
 Initial Shares            of income, consistent with
                           reasonable investment risk
-------------------------------------------------------
Dreyfus VIF Money Market  A high level of current
 Portfolio                 income as is consistent
                           with the preservation of
                           capital and the
                           maintenance of liquidity
-------------------------------------------------------------------------------
FIDELITY/(R)/ VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP              Long-term capital
 Contrafund/(R)/           appreciation
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP              Reasonable income               FIDELITY MANAGEMENT &
 Equity-Income Portfolio                                      RESEARCH COMPANY
 - Initial Class
-------------------------------------------------------
Fidelity VIP Growth       Capital appreciation
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP High Income  High level of current
 Portfolio - Initial       income while also
 Class                     considering growth of
                           capital
-------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap  Long-term capital growth        FRANKLIN ADVISERS,
 Fund - Class 2                                                 INC.
-------------------------------------------------------------------------------
FTVIP Mutual Shares       Capital appreciation.               FRANKLIN MUTUAL
 Securities Fund - Class   Secondary goal is income             ADVISERS, LLC.
 2
-------------------------------------------------------------------------------
FTVIP Templeton           Long-term capital                 TEMPLETON ASSET
 Developing Markets        appreciation                      MANAGEMENT LTD.
 Securities Fund - Class
 2
-------------------------------------------------------------------------------
FTVIP Templeton Foreign   Long-term capital growth        TEMPLETON INVESTMENT
 Securities Fund - Class
 2                                                              COUNSEL, LLC
-------------------------------------------------------------------------------

                                 13  PROSPECTUS


FTVIP Templeton Growth    Long-term capital growth      FRANKLIN ADVISERS, INC.
 Securities Fund - Class
 2
-------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
-------------------------------------------------------------------------------
Goldman Sachs VIT         Long-term growth of capital
 Capital Growth Fund

                                                            GOLDMAN SACHS ASSET
-------------------------------------------------------          MANAGEMENT,
Goldman Sachs VIT         Long-term growth of capital                L.P.
 CORE/SM/ Small Cap
 Equity Fund
-------------------------------------------------------
Goldman Sachs VIT         Long-term growth of capital
 CORE/SM/ U.S. Equity      and dividend income
 Fund
-------------------------------------------------------
Goldman Sachs VIT         Long-term capital
International Equity      appreciation
Fund
-------------------------------------------------------------------------------
MFS/(R)/ VARIABLE INSURANCE TRUST/SM/
-------------------------------------------------------------------------------
MFS Emerging Growth       Long-term growth of capital
 Series - Initial Class

-------------------------------------------------------         MFS/TM/
MFS Investors Trust       Long-term growth of capital           INVESTMENT
 Series - Initial Class    with a secondary objective            MANAGEMENT
                           to seek reasonable current
                           income
-------------------------------------------------------
MFS New Discovery Series  Capital appreciation
 - Initial Class
-------------------------------------------------------
MFS Research Series -     Long-term growth of capital
 Initial Class             and future income
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer Aggressive    Capital appreciation
 Growth Fund/VA
-------------------------------------------------------
Oppenheimer Capital       Seeks capital appreciation
 Appreciation Fund/VA      by investing in securities
                           of well-known, established
                           companies.                       OPPENHEIMERFUNDS,
-------------------------------------------------------         INC.
Oppenheimer Global        Long-term capital
 Securities Fund/VA        appreciation
-------------------------------------------------------
Oppenheimer Main Street   High total return, which
 Fund/VA/(1)/              includes growth in the
                           value of its shares as
                           well as current income,
                           from equity and debt
                           securities
-------------------------------------------------------
Oppenheimer Strategic     High level of current
 Bond Fund/VA              income
-------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Van Kampen UIF Core Plus  Above-average total return
 Fixed Income Portfolio,   over a market cycle of
 Class I/(2)/              three to five years
-------------------------------------------------------
Van Kampen UIF Equity     Long-term capital
 Growth Portfolio, Class   appreciation
 I
-------------------------------------------------------         VAN KAMPEN**
Van Kampen UIF Global     Long-term capital
 Value Equity Portfolio,   appreciation
 Class I/(3)/
-------------------------------------------------------
Van Kampen UIF U.S. Mid   Above-average total return
 Cap Value Portfolio,      over a market cycle of
 Class I/(4)/              three to five years
-------------------------------------------------------
Van Kampen UIF Value      Above-average total return
 Portfolio, Class I        over a market cycle of
                           three to five years
-------------------------------------------------------------------------------

* A Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholders approval.

**Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances as Van Kampen.

(1) Effective May 1, 2003, Oppenheimer Main Street Growth & Income Fund/VA changed its name to Oppenheimer Main Street Fund/VA. The investment objective for this Portfolio has not changed.

(2) Effective May 1, 2002, Van Kampen UIF Fixed Income Portfolio, Class I changed its name to Van Kampen UIF Core Plus Fixed Income Portfolio, Class I. The investment objective for this Portfolio has not changed.

(3) Effective May 1, 2001, Van Kampen UIF Global Equity Portfolio, Class I changed its name to Van Kampen UIF Global Value Equity Portfolio, Class I. The investment objective for this Portfolio has not changed.

(4) Effective May 1, 2003, Van Kampen UIF Mid Cap Value Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I.
    Effective May 1, 2004, Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I.



AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS


                                 14  PROSPECTUS

INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE GREATER OR LESS THAN THE INVESTMENT RESULTS OF SIMILARLY NAMED RETAIL MUTUAL FUNDS.


                                 15  PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options: 2 dollar cost averaging options, and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Purchase payments that you allocate to the Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each payment or transfer.

For each purchase payment, the first transfer from the DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the money market Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 20.

We will follow your instructions in transferring amounts monthly from the DCA Fixed Account. However, you may not choose less than 3 or more than 36 monthly installments. Further, you must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 36 months of payment. At the end of 36 months, any nominal amounts remaining in this option will be allocated to the money market Variable Sub-Account. No transfers are permitted into the DCA Fixed Account.

SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to the Short Term Dollar Cost Averaging Fixed Account Option ("Short Term DCA Fixed Account Option"). We will credit interest to purchase payments you allocate to this Option for up to one year at the current rate in effect at the time of allocation.

For each purchase payment, the first transfer from the Short Term DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the money market Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 20.

You must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 12 months. At the end of the transfer period, any nominal amounts remaining in the Short Term DCA Fixed Account will be allocated to the money market Variable Sub-Account. If you discontinue the Short Term DCA Fixed Account Option before the end of the transfer period, we will transfer the remaining balance in the Short Term DCA Fixed Account to the money market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term DCA Fixed Account.

We bear the investment risk for all amounts allocated to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate. We may declare more than one interest rate for different monies based upon the date of allocation to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or Allstate Life customer service at 1-800-755-5275.


GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s). Each payment or transfer


                                 16  PROSPECTUS
allocated to a Guarantee Period must be at least $50. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors.

WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Allstate Life at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period.

THE FOLLOWING EXAMPLE ILLUSTRATES HOW A PURCHASE PAYMENT ALLOCATED TO A GUARANTEED PERIOD WOULD GROW, GIVEN AN ASSUMED GUARANTEE PERIOD AND ANNUAL INTEREST RATE:

Purchase Payment....................................................    $10,000
Guarantee Period....................................................    5 years
Annual Interest Rate................................................      4.50%



                               END OF CONTRACT YEAR
                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value................  $10,000.00
 x (1 + Annual
 Interest Rate)            x 1.045
                        ----------
                        $10,450.00
Contract Value at end
 of Contract Year.....              $10,450.00
 x (1 + Annual
 Interest Rate)                        x 1.045
                                    ----------
                                    $10,920.25
Contract Value at end
 of Contract Year.....                          $10,920.25
 x (1 + Annual
 Interest Rate)                                    x 1.045
                                                ----------
                                                $11,411.66
Contract Value at end
 of Contract Year.....                                      $11,411.66
 x (1 + Annual
 Interest Rate)                                                x 1.045
                                                            ----------
                                                            $11,925.19
Contract Value at end
 of Contract Year.....                                                   $11,925.19
 x (1 + Annual
 Interest Rate)                                                             x 1.045
                                                                         ----------
                                                                         $12,461.82


TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5-year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods;

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value


                                 17  PROSPECTUS

  Adjustment; we will pay interest from the day the Guarantee Period expired until the date of the transfer. The interest will be the rate for the shortest Guarantee Period then being offered; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable. We will pay interest from the day the Guarantee Period expired until the date of withdrawal. The interest will be the rate for the shortest Guarantee Period then being offered. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless applied during the 30 day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described in the "Death Benefit Amount" section below. We also will not apply a Market Value Adjustment to a withdrawal you make:

.. within the Free Withdrawal Amount as described on page 21.

.. that qualify for one of the waivers as described on page 21.

.. to satisfy the IRS minimum distribution rules for the Contract, or

.. a single withdrawal made by a surviving spouse made within one year after continuing the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.


INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to either the Short-Term Dollar Cost Averaging Fixed Account or the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the


                                 18  PROSPECTUS

Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments. If you choose an Income Plan that depends on any person's life, you may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.


TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable
     Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..    we are  informed  by one or more of the  Portfolios  that  they  intend  to restrict the purchase,  exchange, or

                                 19  PROSPECTUS
     redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

..    whether  your  transfers  follow a pattern  that  appears  designed to take advantage of short term market  fluctuations,  particularly  within certain
     Sub-account   underlying  portfolios  that  we  have  identified  as  being susceptible to market timing activities;

..    whether the manager of the  underlying  portfolio  has  indicated  that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

..    the  investment  objectives  and/or  size  of  the  Sub-account  underlying portfolio.

If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.


In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month during the Accumulation Phase from the Short Term DCA Fixed Account or the DCA Fixed Account, to any Variable Sub-Account. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

 The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Variable Sub-Account may cause a shift in the percentage you allocated to each Variable Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing

                                 20  PROSPECTUS
segments.


EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

.. total purchase payments equal $50,000 or more, or

.. all money is allocated to the Fixed Account.

In addition, we will waive the Contract Maintenance Charge if total purchase payments are $50,000 or more as of the Payout Start Date.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.05% of the average daily net assets you have invested in the Variable Sub-Accounts (1.27% if you select the Enhanced Death Benefit Rider, 1.49% if you selected the Enhanced Death and Income Combination Rider, and 1.55% if you select the
Enhanced Death and Income Benefit Combination Rider II). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider and the Enhanced Death and Income Benefit Combination Rider II to compensate us for the additional risk that we accept by providing these options. We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.


TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines to 0% over a 6 year period that begins on the day we receive your payment. Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page 7. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "FREE WITHDRAWAL AMOUNT" are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:

.. on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period;

.. on the death of the Contract Owner, or the Annuitant, if the Contract Owner is not a natural person (unless the Settlement Value is used to determine the death benefit);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or


                                 21  PROSPECTUS

.. withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2 may be subject to an additional 10% federal tax penalty and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. You or the Annuitant, if the Contract Owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a natural person, become unemployed at least one year after the Issue Date;

2. you or the Annuitant, if the Contract Owner is not a natural person, receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3. you or the Annuitant, if the Contract Owner is not a natural person, claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers. The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for such taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" Section beginning on page 33.


OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the

                                 22  PROSPECTUS

Portfolios. For a summary of current estimates of maximum and minimum amounts for those charges and expenses, see page 7. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative services we provide to the Portfolios.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro rata from the investment alternatives according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account. If you request a total withdrawal, we may require you to return your Contract to us. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been previously reduced by withdrawals to less than $2,000, we will inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.


                                 23  PROSPECTUS

INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
You select the Payout Start Date in your application. The "PAYOUT START DATE" is the day that we apply your money to an Income Plan. The Payout Start Date must be:

.. at least 30 days after the Issue Date; and

.. no later than the day the Annuitant reaches age 90, or the 10th Contract
  Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 591/2 may be subject to an additional 10% federal tax penalty.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments. If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment.

Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

If you elected the Enhanced Death and Income Benefit Combination Rider or the Enhanced Death and Income Benefit Combination Rider II, you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout


                                 24  PROSPECTUS

Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments. We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.


DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH OF OWNER
If you die before the Payout Start Date, any surviving joint Contract Owner or, if none, the Beneficiary will be designated the new Contract Owner and will be entitled to the options described below. If the new Contract Owner previously was the Beneficiary, however, the new Contract Owner's options will be subject to any restrictions previously placed upon the Beneficiary.

The claim for death benefits must be submitted to us within 180 days of the relevant death in order to claim the standard or enhanced death benefit. If a complete claim is not submitted within 180 days of the relevant death, the claimant will receive the greater of Contract Value or the Settlement Value. (See "Death Proceeds" below).

1. If your spouse is the sole surviving Contract Owner or, in the absence of any surviving Contract Owner, is the sole Beneficiary:

  (a) Your spouse may elect to receive the Death Proceeds in a lump sum; or

  (b) Your spouse may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above) subject to the following conditions:

                                 25  PROSPECTUS

The Payout Start Date must be within one year of your date of death. Income payments must be payable:

   (i) over the life of your spouse; or

   (ii) for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of your spouse; or

   (iii) over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

  (c) If your spouse does not elect one of these options, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:

The Contract Value of the continued Contract will be the Death Proceeds. Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-accounts of the Variable Account. The excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the Death Proceeds, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the money market Variable Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

   (i) transfer all or a portion of the excess among the Variable Sub-accounts;

   (ii) transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

   (iii) transfer all or a portion of the excess into a combination of Variable Sub-accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in the Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.

Prior to the Payout Start Date, the Death Benefit of the continued Contract will be as defined in the Death Benefit provision.

Only one spousal continuation is allowed under the Contract.

2. If the new Contract Owner is not your spouse but is a living person:

  (a) The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

  (b) The new Contract Owner may elect to receive the Death Proceeds paid out under one of the Income Plans (described in "Income Payments" above) subject to the following conditions:

The Payout Start Date must be within one year of your date of death. Income Payments must be payable:

   (i) over the life of the new Contract Owner; or

   (ii) . for a guaranteed number of payments from 5 to 50 years but not to exceed the life expectancy of the new Contract Owner; or

   (iii) over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

  (c) If the new Contract Owner does not elect one of the options above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement
of the Death Proceeds, the Contract Value will be the Death Proceeds.   Unless
otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If the new Contract Owner dies prior to the complete liquidation of the Contract Value, then the new Contract Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

3. If the new Contract Owner is a corporation or other type of non-living person:

  (a) The new Contract Owner may elect to receive the Death Proceeds in a lump sum; or

  (b) If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Proceeds, the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the new Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the new Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

                                 26  PROSPECTUS

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the new Contract Owner upon the death of the Contract Owner.

If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for purposes of these provisions.

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the Death Proceeds are paid.


DEATH OF ANNUITANT
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the following apply:

1. If the Contract Owner is a living person, then the Contract will continue with a new Annuitant, who will be:

  (a) the youngest Contract Owner; otherwise

  (b)  the youngest Beneficiary.

You may change the Annuitant before the Payout Start Date.

2. If the Contract Owner is a non-living person:

  (a) The Contract Owner may elect to receive the Death Proceeds in a lump sum;
or

  (b) If the Contract Owner does not elect the option above, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. On the date we receive the complete request for settlement of the Death Proceeds the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the money market Variable Sub-Account. Henceforth, the Contract Owner may make transfers (as described in "Transfers During the Payout Phase" above) during this 5 year period.

The new Contract Owner may not make additional purchase payments to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to make additional options available to the Contract Owner upon the death of the Annuitant.

Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant's death to the date on which the Death Proceeds are paid.


DUE PROOF OF DEATH
A claim for a distribution on death must include Due Proof of Death. We will accept the following documentation as "Due Proof of Death":

.. a certified copy of a death certificate,

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

.. any other proof acceptable to us.


DEATH BENEFIT PAYMENTS
DEATH PROCEEDS

If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of your death, the Death Proceeds are equal to the applicable death benefit described below. Otherwise, the Death Proceeds are equal to the greater of the Contract value or the Settlement Value.

We reserve the right to extend, on a non-discriminatory basis, the 180-day period in which the Death Proceeds will equal the applicable death benefit as described above.

This right applies only for the purposes of determining the amount payable as Death Proceeds and in no way restricts when a claim may be filed.




DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period.
  Also, the Settlement Value will reflect the deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver of such charges described in the "Contract Maintenance Charge" section above.

A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example,

                                 27  PROSPECTUS
the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) = is the withdrawal amount;

  (b) = is the Contract Value immediately prior to the withdrawal; and

  (c) = is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments (or withdrawals) made since that Anniversary.

We will determine the value of the death benefits as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.


OPTIONAL RIDERS
We offer two optional riders: an Enhanced Death Benefit Rider and an Enhanced Death and Income Benefit Combination Rider II. You may elect to add either or no Rider to your Contract; you may not add both. If you elect an optional Rider, we will charge you a higher mortality and expense risk charge. We may discontinue offering either or both of these Riders at any time. The benefits under these Riders are described below.

Before September 22, 2000, we offered the Enhanced Death and Income Benefit Combination Rider. We no longer offer it with this Contract. However, it also is described below for the convenience of Contract Owners who purchased it when it was available.


ENHANCED DEATH BENEFIT RIDER
You may elect the Enhanced Death Benefit Rider if the oldest Contract Owner and Annuitant are no older than age 80 as of the date we receive the completed application or written request to add the Rider.

If the Contract Owner is a living individual, the enhanced death benefit applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the enhanced death benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the enhanced death benefit. The enhanced death benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states. The enhanced death benefit will never be greater than the maximum death benefit allowed by any state non forfeiture laws that govern the Contract.

ENHANCED DEATH BENEFIT A. At issue, Enhanced Death Benefit A is equal to the initial purchase payment. After issue, Enhanced Death Benefit A is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. The "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by an adjustment for any partial withdrawals since that Anniversary.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = is the withdrawal amount,

  (b) = is the Contract Value immediately prior to the withdrawal, and

  (c) = is the most recently calculated Enhanced Death Benefit A.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner's or the Annuitant's, if the Contract Owner is not a natural person, 85th birthday. After age 85, we will recalculate Enhanced Death Benefit A for purchase payments and withdrawals.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment, as defined below. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

.. the date we determine the death benefit, or

.. the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a natural person, the Annuitant's, 85th birthday.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = the withdrawal amount,

  (b) = is the Contract Value immediately prior to the withdrawal, and

  (c) = is the most recently calculated Enhanced Death Benefit B.



ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER. (FOR CONTRACTS ISSUED BEFORE SEPTEMBER 22, 2000) The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is as described above under "Enhanced Death Benefit Rider."

 The enhanced income benefit guarantees that the amount of income payments you receive will not be less than those determined by applying the value of the enhanced death benefit on the Payout Start Date to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.

The enhanced income benefit will apply if the Contract owner elects a Payout Start Date that:

.. is on or after the tenth Contract Anniversary, and

.. is prior to the Annuitant's 90th Birthday.


                                 28  PROSPECTUS

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

.. 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

.. 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time.

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 22, 2000). Instead of the Enhanced Death Benefit Rider, you may choose the Enhanced Death and Income Benefit Combination Rider II. The Enhanced Death and Income Benefit Combination Rider II may not be available in all states.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider II is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit guarantees that the amount of income payments you receive will not be less than those determined by applying the value of the enhanced death benefit on the Payout Start Date to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.

The guaranteed income benefit amount is determined by applying the enhanced income benefit amount less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described below.

The enhanced income benefit will apply if the Contract Owner elects a Payout Start Date that:

.. is on or after the tenth Contract Anniversary, and

.. occurs during the 30 day period following a Contract Anniversary.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

.. 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

.. 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

You must elect to receive fixed income payments, which will be calculated using the appropriate Guaranteed Income Payment table provided in your Contract.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the enhanced income benefit may not be appropriate.

The enhanced income benefit only applies to the determination of income payments under Income Plans in the circumstances described above. This benefit does not guarantee Contract Value or investment performance. This benefit does not enhance the amounts you receive in partial withdrawal or surrenders. If you surrender your Contract, you will not receive any benefit under this Rider.






MORE INFORMATION
--------------------------------------------------------------------------------


ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company ("Glenbrook Life") issued the Contract. Effective January 1, 2005, Glenbrook Life merged with Allstate Life ("Merger"). On the date of the Merger, Allstate Life acquired from Glenbrook Life all of Glenbrook Life's assets and became directly liable for Glenbrook Life's liabilities and obligations with respect to all contracts issued by Glenbrook Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.


THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-


                                 29  PROSPECTUS

Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the "Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation.We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.


VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment Portfolio. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT
DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under

                                 30  PROSPECTUS
the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Allstate Life does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

                                 31  PROSPECTUS

NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.


LEGAL MATTERS
All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.


                                 32  PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance


                                 33  PROSPECTUS
concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract.


                                 34  PROSPECTUS

The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


                                 35  PROSPECTUS

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as investments as:

.. Individual Retirement Annuities (IRAs) under Section 408(b) of the Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension (SEP IRA) under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Section 408(p) of the Code; and

.. Tax Sheltered Annuities under Section 403(b) of the Code.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored retirement plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, IRAs (excluding Roth IRAs) and TSAs require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:


                                 36  PROSPECTUS

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from employer sponsored retirement plans, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity.


                                 37  PROSPECTUS

Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Section 408(p) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.


ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's annual report on Form 10-K for the year ended December 31, 2003 and its Form 10-Q reports for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 are incorporated herein by reference which means that they are legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference,


                                 38  PROSPECTUS
which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 (telephone:
1-800-755-5275).


                                 39  PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------
                                  BASIC POLICY

For the Years Beginning January 1
and Ending December 31,*                                              1998    1999      2000      2001       2002
--------------------------------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.73  $  12.66  $  11.99   $  10.50
 Accumulation Unit Value, End of Period                              $10.73  $ 12.66  $  11.99  $  10.50   $  8.605
 Number of Units Outstanding, End of Period                               0    7,487    52,646    90,025     79,599
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.36  $  15.09  $  12.74   $   9.72
 Accumulation Unit Value, End of Period                              $11.36  $ 15.09  $  12.74  $   9.72   $  8.112
 Number of Units Outstanding, End of Period                               0   12,180    53,747    73,192     55,166
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.22  $   9.91  $   9.87   $  10.10
 Accumulation Unit Value, End of Period                              $10.22  $  9.91  $   9.87  $  10.10   $ 10.219
 Number of Units Outstanding, End of Period                               0      721       721       721     80,837
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.38  $   9.85  $  10.73   $  11.28
 Accumulation Unit Value, End of Period                              $10.38  $  9.85  $  10.73  $  11.28   $ 12.228
 Number of Units Outstanding, End of Period                               0        0     2,954    12,908     18,116
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.83  $  15.82  $  12.43   $   8.12
 Accumulation Unit Value, End of Period                              $11.83  $ 15.82  $  12.43  $   8.12   $  5.545
 Number of Units Outstanding, End of Period                               0   13,275    69,688    57,165     41,008
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.68  $  16.38  $  11.92   $   9.00
 Accumulation Unit Value, End of Period                              $10.68  $ 16.38  $  11.92  $   9.00   $  7.510
 Number of Units Outstanding, End of Period                               0        0     4,196     4,353      3,644
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.52  $  14.80  $  12.49   $  10.79
 Accumulation Unit Value, End of Period                              $11.52  $ 14.80  $  12.49  $  10.79   $  7.442
 Number of Units Outstanding, End of Period                               0   42,074   115,418   133,037     99,724
DREYFUS SOCIALLY RESPONSIBLE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.79  $  14.40  $  12.66   $  9.692
 Accumulation Unit Value, End of Period                              $10.79  $ 14.40  $  12.66  $  9.692   $  6.808
 Number of Units Outstanding, End of Period                               0    3,130     5,459     2,854      2,119
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.87  $  12.97  $  11.63   $ 10.098
 Accumulation Unit Value, End of Period                              $10.87  $ 12.97  $  11.63  $ 10.098   $  7.750
 Number of Units Outstanding, End of Period                               0    9,930    23,030    17,916     18,764
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.65  $  12.47  $  11.86   $ 11.078
 Accumulation Unit Value, End of Period                              $10.65  $ 12.47  $  11.86  $ 11.078   $  8.148
 Number of Units Outstanding, End of Period                               0    2,680     3,326    13,021     12,290
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.05  $  10.40  $  10.91   $ 11.211
 Accumulation Unit Value, End of Period                              $10.05  $ 10.40  $  10.91  $ 11.211   $ 11.245
 Number of Units Outstanding, End of Period                               0        0         0    33,552     21,895
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.66  $  14.33  $  13.23   $ 11.473
 Accumulation Unit Value, End of Period                              $11.66  $ 14.33  $  13.23  $ 11.473   $ 10.281
 Number of Units Outstanding, End of Period                               0   18,963   101,434   128,908    109,080


                                 40  PROSPECTUS

FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.48  $  11.02  $  11.81   $ 11.096
 Accumulation Unit Value, End of Period                              $10.48  $ 11.02  $  11.81  $ 11.096   $  9.110
 Number of Units Outstanding, End of Period                               0   30,264   100,008   169,933    151,301
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.20  $  15.22  $  13.40   $ 10.906
 Accumulation Unit Value, End of Period                              $11.20  $ 15.22  $  13.40  $ 10.906   $  7.536
 Number of Units Outstanding, End of Period                               0   25,821   168,574   193,055    156,368
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.43  $  11.16  $   8.55   $  7.461
 Accumulation Unit Value, End of Period                              $10.43  $ 11.16  $   8.55  $  7.461   $  7.631
 Number of Units Outstanding, End of Period                               0    3,837    45,009    69,939     76,485
FTVIP FRANKLIN SMALL CAP INVESTMENTS (CLASS 2) SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  12.70        --         --
 Accumulation Unit Value, End of Period                                  --  $ 12.70  $  20.98        --         --
 Number of Units Outstanding, End of Period                              --        0       579        --         --
FTVIP FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                            --       --  $  10.00  $  12.17   $ 17.574
 Accumulation Unit Value, End of Period                                  --       --  $  12.17  $ 17.574   $ 12.390
 Number of Units Outstanding, End of Period                              --       --         0     1,478      1,458
FTVIP MUTUAL SHARE SECURITIES (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                            --       --  $  10.00  $  20.98   $ 14.930
 Accumulation Unit Value, End of Period                                  --       --  $  20.98  $ 14.930   $ 13.017
 Number of Units Outstanding, End of Period                              --       --       579     6,817      7,621
FTVIP MUTUAL SHARES INVESTMENTS (CLASS 2) SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  10.31        --         --
 Accumulation Unit Value, End of Period                                  --  $ 10.31  $  10.19        --         --
 Number of Units Outstanding, End of Period                              --        0     4,984        --         --
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES (CLASS 2)
SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  12.16  $   8.17   $  7.426
 Accumulation Unit Value, End of Period                                  --  $ 12.16  $   8.17  $  7.426   $  7.331
 Number of Units Outstanding, End of Period                              --        0         0         0          0
FTVIP TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  11.26  $  11.39   $  9.027
 Accumulation Unit Value, End of Period                                  --  $ 11.26  $  10.87  $  9.027   $  7.267
 Number of Units Outstanding, End of Period                              --        0       438     2,780      2,775
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                            --       --  $  10.00  $  13.59   $ 13.262
 Accumulation Unit Value, End of Period                                  --       --  $  13.59  $ 13.262   $ 10.686
 Number of Units Outstanding, End of Period                              --       --    11,237    10,586     12,533
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  11.37        --         --
 Accumulation Unit Value, End of Period                                  --  $ 11.37  $  11.42        --         --
 Number of Units Outstanding, End of Period                              --        0         0        --         --
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.10  $  13.99  $  12.73   $ 10.763
 Accumulation Unit Value, End of Period                              $11.10  $ 13.99  $  12.73  $ 10.763   $  8.051
 Number of Units Outstanding, End of Period                               0        0       573       573        573
GOLDMAN SACHS VIT CORE/SM// /SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.60  $  12.36  $  12.36   $ 12.851
 Accumulation Unit Value, End of Period                              $10.60  $ 12.36  $  12.44  $ 12.851   $ 10.803
 Number of Units Outstanding, End of Period                               0       86       717       716        785
GOLDMAN SACHS VIT CORE/SM /US EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.90  $  13.46  $  12.02   $ 10.466
 Accumulation Unit Value, End of Period                              $10.90  $ 13.46  $  12.02  $ 10.466   $  8.081
 Number of Units Outstanding, End of Period                               0        0       317       159        158


                                 41  PROSPECTUS


GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT(3)
 Accumulation Unit Value, Beginning of Period                        $10.00  $  9.67  $   9.92  $  10.70   $ 11.090
 Accumulation Unit Value, End of Period                              $ 9.67  $  9.92  $  10.70  $ 11.090         --
 Number of Units Outstanding, End of Period                               0        0       724       895         --
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.84  $  14.25  $  12.24   $  9.402
 Accumulation Unit Value, End of Period                              $10.84  $ 14.25  $  12.24  $  9.402   $  7.590
 Number of Units Outstanding, End of Period                               0        0       168       167        166
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.95  $  20.88  $  16.60   $  10.91
 Accumulation Unit Value, End of Period                              $11.95  $ 20.88  $  16.60  $  10.91   $  7.146
 Number of Units Outstanding, End of Period                               0    1,059    58,025   104,779     94,106
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.81  $  11.41  $  11.26   $   9.35
 Accumulation Unit Value, End of Period                              $10.81  $ 11.41  $  11.26  $   9.35   $  7.311
 Number of Units Outstanding, End of Period                               0    6,295    15,337         0     32,328
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.38  $  19.52  $  19.92   $  17.76
 Accumulation Unit Value, End of Period                              $11.38  $ 19.52  $  18.92  $  17.76   $ 12.002
 Number of Units Outstanding, End of Period                               0      183     3,146     6,802      6,778
MFS RESEARCH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  11.53  $  10.85   $   8.45
 Accumulation Unit Value, End of Period                                  --  $ 11.53  $  10.85  $   8.45   $  6.300
 Number of Units Outstanding, End of Period                              --        0    15,842    60,264     49,885
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  13.73  $  12.05   $   8.19
 Accumulation Unit Value, End of Period                                  --  $ 13.73  $  12.05  $   8.19   $  5.844
 Number of Units Outstanding, End of Period                              --        0    24,920    55,945     46,064
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  12.11  $  11.95   $ 10.329
 Accumulation Unit Value, End of Period                                  --  $ 12.11  $  11.95  $ 10.329   $  7.469
 Number of Units Outstanding, End of Period                              --        0    53,426   146,217    168,706
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  13.11  $  13.62   $ 11.846
 Accumulation Unit Value, End of Period                                  --  $ 13.11  $  13.62  $ 11.846   $  9.118
 Number of Units Outstanding, End of Period                              --        0    60,421    91,989     91,945
OPPENHEIMER MAIN STREET SUB-ACCOUNT/(1)//(4)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  10.78  $   9.72   $   8.64
 Accumulation Unit Value, End of Period                                  --  $ 10.78  $  9.729  $   8.64   $  6.932
 Number of Units Outstanding, End of Period                              --        0   121,955   283,935    281,180
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  10.16  $  10.31   $  10.69
 Accumulation Unit Value, End of Period                                  --  $ 10.16  $  10.31  $  10.69   $ 11.354
 Number of Units Outstanding, End of Period                              --        0    28,736    56,563     74,026
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(5)/
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.15  $   9.87  $  10.49   $ 11.723
 Accumulation Unit Value, End of Period                              $10.15  $  9.87  $  10.49  $ 11.723   $ 12.439
 Number of Units Outstanding, End of Period                              --        0         0         0          0
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.94  $  15.09  $  13.17   $ 11.049
 Accumulation Unit Value, End of Period                              $10.94  $ 15.09  $  13.17  $ 11.049   $  7.879
 Number of Units Outstanding, End of Period                               0        0       162         0      2,459
VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(6)/
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.43  $  10.73  $  11.83   $ 10.874
 Accumulation Unit Value, End of Period                              $10.43  $ 10.73  $  11.83  $ 10.874   $  8.937
 Number of Units Outstanding, End of Period                               0        0       959         0      1,077



                                 42  PROSPECTUS

VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT/(7)/
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.96  $  13.07  $  14.32   $ 13.705
 Accumulation Unit Value, End of Period                              $10.96  $ 13.07  $  14.32  $ 13.705   $  9.752
 Number of Units Outstanding, End of Period                               0        0     5,400         0      9,054
VAN KAMPEN UIF VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $  9.95  $   9.65  $  11.93   $ 12.058
 Accumulation Unit Value, End of Period                              $ 9.95  $  9.65  $  11.93  $ 12.058   $  9.279
 Number of Units Outstanding, End of Period                               0        0       233         0        753


For the Years Beginning January 1
and Ending December 31,*                                     2003       2004
-------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.605   $  9.889
 Accumulation Unit Value, End of Period                    $  9.889   $  9.863
 Number of Units Outstanding, End of Period                  77,339     76,112
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.112   $  9.978
 Accumulation Unit Value, End of Period                    $  9.978   $ 10.030
 Number of Units Outstanding, End of Period                  52,185     49,973
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.219   $ 11.035
 Accumulation Unit Value, End of Period                    $ 11.035   $ 11.350
 Number of Units Outstanding, End of Period                  80,837     80,837
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 12.228   $ 12.217
 Accumulation Unit Value, End of Period                    $ 12.217   $ 12.350
 Number of Units Outstanding, End of Period                  25,026     23,535
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  5.545   $  7.195
 Accumulation Unit Value, End of Period                    $  7.195   $  6.979
 Number of Units Outstanding, End of Period                  29,497     27,704
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.510   $  9.582
 Accumulation Unit Value, End of Period                    $  9.582   $ 10.234
 Number of Units Outstanding, End of Period                   3,304      3,578
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.442   $  9.202
 Accumulation Unit Value, End of Period                    $  9.202   $  8.893
 Number of Units Outstanding, End of Period                  89,645     80,195
DREYFUS SOCIALLY RESPONSIBLE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  6.808   $  8.480
 Accumulation Unit Value, End of Period                    $  8.480   $  8.203
 Number of Units Outstanding, End of Period                   1,323      1,514
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.750   $  9.834
 Accumulation Unit Value, End of Period                    $  9.834   $  9.847
 Number of Units Outstanding, End of Period                  13,107     13,597
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.148   $ 10.195
 Accumulation Unit Value, End of Period                    $ 10.195   $  9.903
 Number of Units Outstanding, End of Period                  11,244     11,237
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 11.245   $ 11.194
 Accumulation Unit Value, End of Period                    $ 11.194   $ 11.152
 Number of Units Outstanding, End of Period                   7.225      9,183

                                 43  PROSPECTUS


FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.281   $ 13.057
 Accumulation Unit Value, End of Period                    $ 13.057   $ 13.691
 Number of Units Outstanding, End of Period                 105,900    102,482
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  9.110   $ 11.738
 Accumulation Unit Value, End of Period                    $ 11.738   $ 11.879
 Number of Units Outstanding, End of Period                 139,986    138,095
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.536   $  9.896
 Accumulation Unit Value, End of Period                    $  9.896   $  9.351
 Number of Units Outstanding, End of Period                 144,374    135,616
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.631   $  9.600
 Accumulation Unit Value, End of Period                    $  9.600   $  9.969
 Number of Units Outstanding, End of Period                  97,563     69,011
FTVIP FRANKLIN SMALL CAP INVESTMENTS (CLASS 2)
SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
FTVIP FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 12.390   $ 16.810
 Accumulation Unit Value, End of Period                    $ 16.810   $ 16.895
 Number of Units Outstanding, End of Period                   1,445      2,004
FTVIP MUTUAL SHARE SECURITIES (CLASS 2)
SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 13.017   $ 16.104
 Accumulation Unit Value, End of Period                    $ 16.104   $ 16.556
 Number of Units Outstanding, End of Period                   9,109      8,304
FTVIP MUTUAL SHARES INVESTMENTS (CLASS 2)
SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES (CLASS 2)
SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  7.331   $ 11.088
 Accumulation Unit Value, End of Period                    $ 11.088   $ 11.907
 Number of Units Outstanding, End of Period                       0          0
FTVIP TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  7.267   $  9.499
 Accumulation Unit Value, End of Period                    $  9.499   $  9.824
 Number of Units Outstanding, End of Period                   2,769      2,764
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 10.686   $ 13.959
 Accumulation Unit Value, End of Period                    $ 13.959   $ 14.431
 Number of Units Outstanding, End of Period                  13,430     13,020
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.051   $  9.848
 Accumulation Unit Value, End of Period                    $  9.848   $  9.713
 Number of Units Outstanding, End of Period                     573        573
GOLDMAN SACHS VIT CORE/SM// /SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.803   $ 15.592
 Accumulation Unit Value, End of Period                    $ 15.592   $ 16.113
 Number of Units Outstanding, End of Period                     714        714


                                 44  PROSPECTUS

GOLDMAN SACHS VIT CORE/SM /US EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.081   $ 10.343
 Accumulation Unit Value, End of Period                    $ 10.343   $ 10.781
 Number of Units Outstanding, End of Period                     158        158
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT(3)
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.590   $ 10.167
 Accumulation Unit Value, End of Period                    $ 10.167   $  9.952
 Number of Units Outstanding, End of Period                       0        820
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.146   $  9.200
 Accumulation Unit Value, End of Period                    $  9.200   $  9.021
 Number of Units Outstanding, End of Period                  83,943     72,029
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.311   $  8.828
 Accumulation Unit Value, End of Period                    $  8.828   $  8.809
 Number of Units Outstanding, End of Period                  30,413     28,480
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 12.002   $ 15.866
 Accumulation Unit Value, End of Period                    $ 15.866   $ 14.659
 Number of Units Outstanding, End of Period                   6,419      6,644
MFS RESEARCH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  6.300   $  7.766
 Accumulation Unit Value, End of Period                    $  7.766   $  7.900
 Number of Units Outstanding, End of Period                  48,032     32,001
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  5.844   $  7.255
 Accumulation Unit Value, End of Period                    $  7.255   $  7.660
 Number of Units Outstanding, End of Period                  36,584     34,219
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  7.469   $  9.668
 Accumulation Unit Value, End of Period                    $  9.668   $  9.438
 Number of Units Outstanding, End of Period                 170,101    171,408
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  9.118   $ 12.892
 Accumulation Unit Value, End of Period                    $ 12.892   $ 13.099
 Number of Units Outstanding, End of Period                  68,704     65,900
OPPENHEIMER MAIN STREET SUB-ACCOUNT/(1)//(4)/
 Accumulation Unit Value, Beginning of Period              $  6.932   $  8.684
 Accumulation Unit Value, End of Period                    $  8.684   $  8.660
 Number of Units Outstanding, End of Period                 272,277    267,039
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $ 11.354   $ 13.253
 Accumulation Unit Value, End of Period                    $ 13.253   $ 13.621
 Number of Units Outstanding, End of Period                  69,493     68,750
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(5)/
 Accumulation Unit Value, Beginning of Period              $ 12.439   $ 12.867
 Accumulation Unit Value, End of Period                    $ 12.867   $ 13.164
 Number of Units Outstanding, End of Period                   3,413      3,412
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.879   $  9.731
 Accumulation Unit Value, End of Period                    $  9.731   $  9.445
 Number of Units Outstanding, End of Period                   2,298      2,402



                                 45  PROSPECTUS



VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(6)/
 Accumulation Unit Value, Beginning of Period              $  8.937   $ 11.393
 Accumulation Unit Value, End of Period                    $ 11.393   $ 11.516
 Number of Units Outstanding, End of Period                     115        115
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT/(7)/
 Accumulation Unit Value, Beginning of Period              $  9.752   $ 13.642
 Accumulation Unit Value, End of Period                    $ 13.642   $ 13.939
 Number of Units Outstanding, End of Period                   7,762      7,683
VAN KAMPEN UIF VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  9.279   $ 12.300
 Accumulation Unit Value, End of Period                    $ 12.300   $ 13.085
 Number of Units Outstanding, End of Period                   1,016      1,117

* The Contracts were first offered on November 10, 1998. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.05% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998, except as described in the footnotes below. The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.

(1) Variable Sub-Accounts that commenced operations on November 1, 1999.

(2) Variable Sub-Accounts that commenced operations on May 1, 2000.

(3) Goldman Sachs VIT Global Income Sub-Account is not available to new investors as of May 1, 2002.

(4) Effective May 1, 2003, Oppenheimer Main Street Growth & Income Fund/VA changed its name to Oppenheimer Main Street Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(5) Effective May 1, 2002, Van Kampen UIF Fixed Income Portfolio, Class I changed its name to Van Kampen UIF Core Plus Fixed Income Portfolio, Class I. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(6) Effective May 1, 2001, Van Kampen UIF Global Equity Portfolio, Class I changed its name to Van Kampen UIF Global Value Equity Portfolio, Class I. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(7) Effective May 1, 2003, Van Kampen UIF Mid Cap Value Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I.
    Effective May 1, 2004, Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I.






                                 46  PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------

 WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER (FOR CONTRACTS ISSUED
                                BEFORE 9/22/00)

For the Years Beginning January 1
and Ending December 31,*                                              1998    1999      2000      2001       2002
--------------------------------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.73  $  12.66  $  11.99   $  10.50
 Accumulation Unit Value, End of Period                              $10.73  $ 12.66  $  11.99  $  10.50   $  8.450
 Number of Units Outstanding, End of Period                               0    7,487    52,646    90,025     89,074
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.36  $  15.09  $  12.74   $   9.72
 Accumulation Unit Value, End of Period                              $11.36  $ 15.09  $  12.74  $   9.72   $  7.966
 Number of Units Outstanding, End of Period                               0   12,180    53,747    73,192     55,288
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.22  $   9.91  $   9.87   $  10.10
 Accumulation Unit Value, End of Period                              $10.22  $  9.91  $   9.87  $  10.10   $ 10.034
 Number of Units Outstanding, End of Period                               0      721       721       721      1,484
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.38  $   9.85  $  10.73   $  11.28
 Accumulation Unit Value, End of Period                              $10.38  $  9.85  $  10.73  $  11.28   $ 12.007
 Number of Units Outstanding, End of Period                               0        0     2,954    12,908          0
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.83  $  15.82  $  12.43   $   8.12
 Accumulation Unit Value, End of Period                              $11.83  $ 15.82  $  12.43  $   8.12   $  5.445
 Number of Units Outstanding, End of Period                               0   13,275    69,688    57,165    104,504
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.68  $  16.38  $  11.92   $   9.00
 Accumulation Unit Value, End of Period                              $10.68  $ 16.38  $  11.92  $   9.00   $  7.374
 Number of Units Outstanding, End of Period                               0        0     4,196     43,53      2,927
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.52  $  14.80  $  12.49   $  12.49
 Accumulation Unit Value, End of Period                              $11.52  $ 14.80  $  12.49  $  10.79   $  7.307
 Number of Units Outstanding, End of Period                               0   42,074   115,418   133,037    126,176
DREYFUS SOCIALLY RESPONSIBLE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.78  $  14.33  $  12.55   $   9.46
 Accumulation Unit Value, End of Period                              $10.78  $ 14.33  $  12.55  $   9.56   $  6.685
 Number of Units Outstanding, End of Period                               0    5,493     7,121     6,350      5,661
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.87  $  12.90  $  11.52   $   9.96
 Accumulation Unit Value, End of Period                              $10.87  $ 12.90  $  11.52  $   9.96   $  7.610
 Number of Units Outstanding, End of Period                             401   19,955    21,326    19,024     16,309
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.64  $  12.40  $  11.75   $ 10.886
 Accumulation Unit Value, End of Period                              $10.64  $ 12.40  $  11.75  $ 10.886   $  8.000
 Number of Units Outstanding, End of Period                               0    3,983     3,676     3,568      2,993
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.04  $  10.36  $  10.81   $ 11.057
 Accumulation Unit Value, End of Period                              $10.04  $ 10.36  $  10.81  $ 11.057   $ 11.042
 Number of Units Outstanding, End of Period                               0      577       489    16,157     14,874
FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.65  $  14.26  $  13.10   $ 11.315
 Accumulation Unit Value, End of Period                              $11.65  $ 14.26  $  13.10  $ 11.315   $ 10.096
 Number of Units Outstanding, End of Period                             387   32,161   13,1791   134,375    114,720

                                 47  PROSPECTUS


FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.47  $  10.96  $  11.70   $ 10.994
 Accumulation Unit Value, End of Period                              $10.47  $ 10.96  $  11.70  $ 10.944   $  8.946
 Number of Units Outstanding, End of Period                               0   11,621    45,849    55,016     54,937
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.19  $  15.15  $  13.27   $ 10.756
 Accumulation Unit Value, End of Period                              $11.19  $ 15.15  $  13.27  $ 10.756   $  7.399
 Number of Units Outstanding, End of Period                               0   22,088   151,189   149,935    123,919
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.43  $  11.10  $   8.47   $  7.359
 Accumulation Unit Value, End of Period                              $10.43  $ 11.10  $   8.47  $  7.359   $  7.493
 Number of Units Outstanding, End of Period                               0    3,667    31,190    24,128     17,717
FTVIP FRANKLIN SMALL CAP INVESTMENTS (CLASS 2) SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  12.66        --         --
 Accumulation Unit Value, End of Period                                  --  $ 12.66  $  20.95        --         --
 Number of Units Outstanding, End of Period                              --        0       158        --         --
FTVIP FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                            --       --  $  10.00  $  12.16   $ 17.509
 Accumulation Unit Value, End of Period                                  --       --  $  12.16  $ 17.509   $ 12.244
 Number of Units Outstanding, End of Period                              --       --         0         0          0
FTVIP MUTUAL SHARE SECURITIES (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                            --       --  $  10.00  $  14.07   $  15.42
 Accumulation Unit Value, End of Period                                  --       --  $  14.07  $  15.42   $ 12.864
 Number of Units Outstanding, End of Period                              --       --     4,992         0          0
FTVIP MUTUAL SHARES INVESTMENTS (CLASS 2) SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  10.30        --         --
 Accumulation Unit Value, End of Period                                  --    10.30  $  10.30        --         --
 Number of Units Outstanding, End of Period                              --        0         0        --         --
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES (CLASS 2)
SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  12.15  $   8.13   $   7.48
 Accumulation Unit Value, End of Period                                  --  $ 12.15  $   8.13  $   7.48   $  7.230
 Number of Units Outstanding, End of Period                              --        0         0         0          0
FTVIP TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  11.25  $  10.82   $   9.64
 Accumulation Unit Value, End of Period                                  --  $ 11.25  $  10.82  $   9.64   $  7.167
 Number of Units Outstanding, End of Period                              --        0         0         0          0
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period                            --       --  $  10.00  $  13.55   $  13.17
 Accumulation Unit Value, End of Period                                  --       --  $  13.55  $  13.17   $ 10.561
 Number of Units Outstanding, End of Period                              --       --     9,457    10,221     10,224
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --       --  $  10.00        --         --
 Accumulation Unit Value, End of Period                                  --       --  $  11.39        --         --
 Number of Units Outstanding, End of Period                              --       --         0        --         --
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.09  $  13.92  $  12.61   $ 10.615
 Accumulation Unit Value, End of Period                              $11.09  $ 13.92  $  12.61  $ 10.615   $  7.906
 Number of Units Outstanding, End of Period                               0    2,449     41,73     2,958      3,144
GOLDMAN SACHS VIT CORE/SM// /SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.59  $  12.30  $  12.32   $ 12.674
 Accumulation Unit Value, End of Period                              $10.59  $ 12.30  $  12.32  $ 12.674   $ 10.607
 Number of Units Outstanding, End of Period                               0   17,918    18,069    17,077     13,981
GOLDMAN SACHS VIT CORE/SM /US EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.89  $  13.39  $  11.91   $ 10.322
 Accumulation Unit Value, End of Period                              $10.89  $ 13.39  $  11.91  $ 10.322   $  7.935
 Number of Units Outstanding, End of Period                             401   20,515    23,250    20,215     16,365


                                 48  PROSPECTUS

GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period                        $10.00  $  9.66  $   9.87  $  10.60         --
 Accumulation Unit Value, End of Period                              $ 9.66  $  9.87  $  10.60  $ 11.013         --
 Number of Units Outstanding, End of Period                                        0         0         0         --
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.84  $  14.18  $  12.12   $  9.273
 Accumulation Unit Value, End of Period                              $10.84  $ 14.18  $  12.12  $  9.273   $  7.453
 Number of Units Outstanding, End of Period                               0        0     1,812     1,812      1,812
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.94  $  20.78  $  16.44   $  10.76
 Accumulation Unit Value, End of Period                              $11.94  $ 20.78  $  16.44  $  10.76   $  7.017
 Number of Units Outstanding, End of Period                             377   19,189    63,991    65,183     58,274
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.81  $  11.35  $  11.16   $   9.23
 Accumulation Unit Value, End of Period                              $10.81  $ 11.35  $  11.16  $   9.23   $  7.179
 Number of Units Outstanding, End of Period                               0    4,808    11,160     9,277      7,991
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 11.38  $  19.42  $  18.74   $  17.51
 Accumulation Unit Value, End of Period                              $11.38  $ 19.42  $  18.74  $  17.51   $ 11.785
 Number of Units Outstanding, End of Period                               0      707     1,509         0      1,214
MFS RESEARCH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  11.52  $  10.79   $  8.365
 Accumulation Unit Value, End of Period                                  --  $ 11.52  $  10.79  $  8.365   $  6.231
 Number of Units Outstanding, End of Period                              --        0    60,709         0     69,858
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  13.72  $  11.99   $   8.11
 Accumulation Unit Value, End of Period                                  --  $ 13.72  $  11.99  $   8.11   $  5.763
 Number of Units Outstanding, End of Period                              --        0    38,398    42,643     36,265
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  12.10  $  11.89   $  10.23
 Accumulation Unit Value, End of Period                                  --  $ 12.10  $  11.89  $  10.23   $  7.365
 Number of Units Outstanding, End of Period                              --        0    35,976    43,914     42,764
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  13.10  $  13.55   $  11.73
 Accumulation Unit Value, End of Period                                  --  $ 13.10  $  13.55  $  11.73   $  8.992
 Number of Units Outstanding, End of Period                              --        0    33,241    33,299     34,078
OPPENHEIMER MAIN STREET SUB-ACCOUNT/(1)//(4)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  10.77  $   9.67   $   8.55
 Accumulation Unit Value, End of Period                                  --  $ 10.77  $   9.67  $   8.55   $  6.836
 Number of Units Outstanding, End of Period                              --        0   130,587   144,668    119,776
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                            --  $ 10.00  $  10.15  $  10.26   $  10.59
 Accumulation Unit Value, End of Period                                  --  $ 10.15  $  10.26  $  10.59   $ 11.197
 Number of Units Outstanding, End of Period                              --        0    19,624    26,549     31,069
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(5)/
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.94  $  15.02  $  13.04   $ 10.973
 Accumulation Unit Value, End of Period                              $10.94  $ 15.02  $  13.04  $ 10.973   $ 12.214
 Number of Units Outstanding, End of Period                             406    7,464    11,011         0      8,976
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.15  $   9.82  $  10.75   $ 11.642
 Accumulation Unit Value, End of Period                              $10.15  $  9.82  $  10.75  $ 11.642   $  7.737
 Number of Units Outstanding, End of Period                               0        0         0         0          0
VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(6)/
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.42  $  10.69  $  11.72   $  1.799
 Accumulation Unit Value, End of Period                              $10.42  $ 10.69  $  11.72  $ 10.799   $  8.775
 Number of Units Outstanding, End of Period                               0      245       363         0        243



                                 49  PROSPECTUS




VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT/(7)/
 Accumulation Unit Value, Beginning of Period                        $10.00  $ 10.96  $  13.01  $  14.18   $ 13.611
 Accumulation Unit Value, End of Period                              $10.96  $ 13.01  $  14.18  $ 13.611   $  9.576
 Number of Units Outstanding, End of Period                               0    1,788     4,089         0      3,137
VAN KAMPEN UIF VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.00  $  9.95  $   9.61  $  11.82   $ 11.975
 Accumulation Unit Value, End of Period                              $ 9.95  $  9.61  $  11.82  $ 11.975   $  9.112
 Number of Units Outstanding, End of Period                               0   17,465    16,697         0     12,180




For the Years Beginning January 1
and Ending December 31,*                                     2003       2004
-------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.450   $  9.677
 Accumulation Unit Value, End of Period                    $  9.677   $  9.611
 Number of Units Outstanding, End of Period                  79,043     63,895
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.966   $  9.755
 Accumulation Unit Value, End of Period                    $  9.755   $  9.773
 Number of Units Outstanding, End of Period                  49,921     50,120
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.034   $ 10.789
 Accumulation Unit Value, End of Period                    $ 10.789   $ 11.060
 Number of Units Outstanding, End of Period                     134          0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 12.007   $ 11.944
 Accumulation Unit Value, End of Period                    $ 11.944   $ 12.034
 Number of Units Outstanding, End of Period                       0          0
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  5.445   $  7.034
 Accumulation Unit Value, End of Period                    $  7.034   $  6.800
 Number of Units Outstanding, End of Period                 105,887    101,131
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.374   $  9.368
 Accumulation Unit Value, End of Period                    $  9.368   $  9.972
 Number of Units Outstanding, End of Period                   2,660        530
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.307   $  8.996
 Accumulation Unit Value, End of Period                    $  8.996   $  8.665
 Number of Units Outstanding, End of Period                 117,821    102,217
DREYFUS SOCIALLY RESPONSIBLE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  6.685   $  8.290
 Accumulation Unit Value, End of Period                    $  8.290   $  7.993
 Number of Units Outstanding, End of Period                   7,252      5,120
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.610   $  9.614
 Accumulation Unit Value, End of Period                    $  9.614   $  9.595
 Number of Units Outstanding, End of Period                  13,791     17,721
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.000   $  9.967
 Accumulation Unit Value, End of Period                    $  9.967   $  9.649
 Number of Units Outstanding, End of Period                   1,614      1,674
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 11.042   $ 10.944
 Accumulation Unit Value, End of Period                    $ 10.944   $ 10.867
 Number of Units Outstanding, End of Period                   7,405      1,510

                                 50  PROSPECTUS



FIDELITY VIP CONTRAFUND/(R)/ SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.096   $ 12.765
 Accumulation Unit Value, End of Period                    $ 12.765   $ 13.340
 Number of Units Outstanding, End of Period                 105,800     98,026
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  8.946   $ 11.475
 Accumulation Unit Value, End of Period                    $ 11.475   $ 11.575
 Number of Units Outstanding, End of Period                  59,907     58,079
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.399   $  9.675
 Accumulation Unit Value, End of Period                    $  9.675   $  9.112
 Number of Units Outstanding, End of Period                 111,514     99,339
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.493   $  9.385
 Accumulation Unit Value, End of Period                    $  9.385   $  9.714
 Number of Units Outstanding, End of Period                  16,572     15,444
FTVIP FRANKLIN SMALL CAP INVESTMENTS (CLASS 2)
SUB-ACCOUNT/(//1//)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
FTVIP FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 12.244   $ 16.540
 Accumulation Unit Value, End of Period                    $ 16.540   $ 16.569
 Number of Units Outstanding, End of Period                       0          0
FTVIP MUTUAL SHARE SECURITIES (CLASS 2)
SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 12.864   $ 15.846
 Accumulation Unit Value, End of Period                    $ 15.846   $ 16.237
 Number of Units Outstanding, End of Period                       0          0
FTVIP MUTUAL SHARES INVESTMENTS (CLASS 2)
SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES (CLASS 2)
SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  7.230   $ 10.886
 Accumulation Unit Value, End of Period                    $ 10.886   $ 11.652
 Number of Units Outstanding, End of Period                       0          0
FTVIP TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  7.167   $  9.326
 Accumulation Unit Value, End of Period                    $  9.326   $  9.614
 Number of Units Outstanding, End of Period                       0          0
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT/(//2//)/
 Accumulation Unit Value, Beginning of Period              $ 10.561   $ 13.735
 Accumulation Unit Value, End of Period                    $ 13.735   $ 14.152
 Number of Units Outstanding, End of Period                  13,430     13,370
FTVIP TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.906   $  9.628
 Accumulation Unit Value, End of Period                    $  9.628   $  9.464
 Number of Units Outstanding, End of Period                   3,053      3,013
GOLDMAN SACHS VIT CORE/SM// /SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 10.607   $ 15.243
 Accumulation Unit Value, End of Period                    $ 15.243   $ 15.701
 Number of Units Outstanding, End of Period                  12,774     12,650


                                 51  PROSPECTUS


GOLDMAN SACHS VIT CORE/SM /US EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.935   $ 10.112
 Accumulation Unit Value, End of Period                    $ 10.112   $ 10.505
 Number of Units Outstanding, End of Period                  15,131     14,610
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT(3)
 Accumulation Unit Value, Beginning of Period                    --         --
 Accumulation Unit Value, End of Period                          --         --
 Number of Units Outstanding, End of Period                      --         --
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.453   $  9.939
 Accumulation Unit Value, End of Period                    $  9.939   $  9.697
 Number of Units Outstanding, End of Period                   1,812      1,812
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.017   $  8.994
 Accumulation Unit Value, End of Period                    $  8.994   $  8.790
 Number of Units Outstanding, End of Period                  53,387     46,204
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.179   $  8.631
 Accumulation Unit Value, End of Period                    $  8.631   $  8.583
 Number of Units Outstanding, End of Period                   6,780      6,887
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $ 11.785   $ 15.511
 Accumulation Unit Value, End of Period                    $ 15.511   $ 14.284
 Number of Units Outstanding, End of Period                   2,605      2,604
MFS RESEARCH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  6.231   $  7.625
 Accumulation Unit Value, End of Period                    $  7.625   $  7.731
 Number of Units Outstanding, End of Period                  66,528     64,762
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  5.763   $  7.124
 Accumulation Unit Value, End of Period                    $  7.124   $  7.496
 Number of Units Outstanding, End of Period                  33,266     29,258
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  7.365   $  9.492
 Accumulation Unit Value, End of Period                    $  9.492   $  9.236
 Number of Units Outstanding, End of Period                  36,722     31,520
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $  8.992   $ 12.658
 Accumulation Unit Value, End of Period                    $ 12.658   $ 12.819
 Number of Units Outstanding, End of Period                  31,907     23,290
OPPENHEIMER MAIN STREET SUB-ACCOUNT/(1)//(4)/
 Accumulation Unit Value, Beginning of Period              $  6.836   $  8.562
 Accumulation Unit Value, End of Period                    $  8.526   $  8.475
 Number of Units Outstanding, End of Period                 114,351    108,999
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period              $ 11.197   $ 13.012
 Accumulation Unit Value, End of Period                    $ 13.012   $ 13.330
 Number of Units Outstanding, End of Period                  37,883     39,319
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(5)/
 Accumulation Unit Value, Beginning of Period              $ 12.214   $ 12.579
 Accumulation Unit Value, End of Period                    $ 12.579   $ 18.827
 Number of Units Outstanding, End of Period                   1,130      1,997
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  7.737   $  9.513
 Accumulation Unit Value, End of Period                    $  9.513   $  9.203
 Number of Units Outstanding, End of Period                   8,598      8,461



                                 52  PROSPECTUS


VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(6)/
 Accumulation Unit Value, Beginning of Period              $  8.775   $ 11.138
 Accumulation Unit Value, End of Period                    $ 11.138   $ 11.221
 Number of Units Outstanding, End of Period                     243        243
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT/(7)/
 Accumulation Unit Value, Beginning of Period              $  9.576   $ 13.337
 Accumulation Unit Value, End of Period                    $ 13.337   $ 13.582
 Number of Units Outstanding, End of Period                   4,792      4,746
VAN KAMPEN UIF VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period              $  9.112   $ 12.025
 Accumulation Unit Value, End of Period                    $ 12.025   $ 12.750
 Number of Units Outstanding, End of Period                  12,203     12,370

* The Contracts were first offered on November 10, 1998. The Accumulation Unit Values in this table reflect a Mortality and expense risk charge of 1.49% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998 except as described in the footnotes below. The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.

(1) Variable Sub-Accounts that commenced operations on November 1, 1999.

(2) Variable Sub-Accounts that commenced operations on May 1, 2000.

(3) Goldman Sachs VIT Global Income Sub-Account is not available to new investors as of May 1, 2002.

(4) Effective May 1, 2003, Oppenheimer Main Street Growth & Income Fund/VA changed its name to Oppenheimer Main Street Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(5) Effective May 1, 2002, Van Kampen UIF Fixed Income Portfolio, Class I changed its name to Van Kampen UIF Core Plus Fixed Income Portfolio, Class I. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(6) Effective May 1, 2001, Van Kampen UIF Global Equity Portfolio, Class I changed its name to Van Kampen UIF Global Value Equity Portfolio, Class I. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(7) Effective May 1, 2003, Van Kampen UIF Mid Cap Value Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I.
    Effective May 1, 2004, Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I.


                                 53  PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------

   WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (FOR CONTRACTS
                                     ISSUED ON OR AFTER 9/22/00)

For the Years Beginning January 1 and Ending December 31,*     2000      2001      2002      2003       2004
---------------------------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.21  $  8.024  $  6.543   $  7.489
 Accumulation Unit Value, End of Period                       $  9.21  $  8.024  $  6.543  $  7.489   $  7.434
 Number of Units Outstanding, End of Period                     4,545    61,468    57,002    58,920     62,743
AIM V.I.CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.06  $  6.117  $  5.080   $  6.217
 Accumulation Unit Value, End of Period                       $  8.06  $  6.117  $  5.080  $  6.217   $  6.225
 Number of Units Outstanding, End of Period                    20,079   104,459    86,197    83,406     78,041
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   7.80  $ 10.297  $ 10.249   $ 11.013
 Accumulation Unit Value, End of Period                       $  7.80  $ 10.297  $ 10.249  $ 11.013   $ 11.285
 Number of Units Outstanding, End of Period                    34,530         0         0         0          0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  10.43  $ 10.785  $ 11.773   $ 11.704
 Accumulation Unit Value, End of Period                       $ 10.43  $ 10.785  $ 11.773  $ 11.704   $ 11.787
 Number of Units Outstanding, End of Period                         0         0     3,383     3,383      3,383
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   7.52  $  4.890  $  3.320   $  4.286
 Accumulation Unit Value, End of Period                       $  7.52  $  4.890  $  3.320  $  4.286   $  4.142
 Number of Units Outstanding, End of Period                    32,771   133,470   115,932   110,527     94,083
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.32  $  6.255  $  5.188   $  6.586
 Accumulation Unit Value, End of Period                       $  8.32  $  6.255  $  5.188  $  6.586   $  7.008
 Number of Units Outstanding, End of Period                         0     1,446         0         0          0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.54  $  7.345  $  5.039   $  6.199
 Accumulation Unit Value, End of Period                       $  8.54  $  7.345  $  5.039  $  6.199   $  5.969
 Number of Units Outstanding, End of Period                    22,904    96,014    89,919    84,217     75,997
DREYFUS SOCIALLY RESPONSIBLE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.42  $  6.410  $  4.480   $  5.553
 Accumulation Unit Value, End of Period                       $  8.42  $  6.410  $  4.480  $  5.553   $  5.351
 Number of Units Outstanding, End of Period                         0     2,161     2,343     2,535      2,460
DREYFUS STOCK INDEX SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.83  $  7.626  $  5.824   $  7.353
 Accumulation Unit Value, End of Period                       $  8.83  $  7.626  $  5.824  $  7.353   $  7.335
 Number of Units Outstanding, End of Period                       403     5,634     7,533     7,597      7,543
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.38  $  8.683  $  6.378   $  7.940
 Accumulation Unit Value, End of Period                       $  9.38  $  8.683  $  6.378  $  7.940   $  7.684
 Number of Units Outstanding, End of Period                         0     6,523     4,071     4,069      4,067
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  10.17  $ 10.400  $ 10.379   $ 10.281
 Accumulation Unit Value, End of Period                       $ 10.17  $ 10.400  $ 10.379  $ 10.281   $ 10.204
 Number of Units Outstanding, End of Period                     8,743    10,868    14,612    11,408      8,425



                                 54  PROSPECTUS

FIDELITY VIP CONTRAFUND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.23  $  7.970  $  7.107   $  8.980
 Accumulation Unit Value, End of Period                       $  9.23  $  7.970  $  7.107  $  8.980   $  9.381
 Number of Units Outstanding, End of Period                    14,991    80,328    71,359    74,699     72,513
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  10.42  $  9.741  $  7.958   $ 10.202
 Accumulation Unit Value, End of Period                       $ 10.42  $  9.741  $  7.958  $ 10.202   $ 10.286
 Number of Units Outstanding, End of Period                    17,198    42,652    45,833    43,248     32,641
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.37  $  6.782  $  4.663   $  6.094
 Accumulation Unit Value, End of Period                       $  8.37  $  6.782  $  4.663  $  6.094   $  5.736
 Number of Units Outstanding, End of Period                    21,583    76,935    76,809    72,242     67,032
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.30  $  7.209  $  7.335   $  9.183
 Accumulation Unit Value, End of Period                          8.30  $  7.209  $  7.335  $  9.183   $  9.500
 Number of Units Outstanding, End of Period                       102     4,442     7,089     8,863      8,688
FTVIP FRANKLIN SMALL CAP INVESTMENTS (CLASS 2) SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                      --        --        --        --         --
 Accumulation Unit Value, End of Period                            --        --        --        --         --
 Number of Units Outstanding, End of Period                        --        --        --        --         --
FTVIP FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                              $  4.763   $  6.430
 Accumulation Unit Value, End of Period                                                    $  6.430   $  6.439
 Number of Units Outstanding, End of Period                                                   1,117      1,115
FTVIP MUTUAL SHARE SECURITIES (CLASS 2) SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  10.45  $  11.00  $  9.539   $ 11.743
 Accumulation Unit Value, End of Period                       $ 10.45  $  11.00  $  9.539  $ 11.743   $ 12.028
 Number of Units Outstanding, End of Period                         0     2,884     4,094     4,090      4,087
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES (CLASS 2)
SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.17  $  7.507  $  7.254   $ 10.917
 Accumulation Unit Value, End of Period                       $  8.17  $  7.507  $  7.254  $ 10.917   $ 11.680
 Number of Units Outstanding, End of Period                         0         0         0         0          0
FTVIP TEMPLETON FOREIGN SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.60  $  8.548  $  6.353   $  8.262
 Accumulation Unit Value, End of Period                       $  9.60  $  8.548  $  6.353  $  8.262   $  8.513
 Number of Units Outstanding, End of Period                         0         0       945       945        945
FTVIP TEMPLETON GROWTH SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  10.00  $  9.703  $  7.780   $ 10.112
 Accumulation Unit Value, End of Period                       $ 10.00  $  9.703  $  7.780  $ 10.112   $ 10.414
 Number of Units Outstanding, End of Period                     2,289     2,050     7,098     4,154      9,771
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.76  $  7.737  $  5.488   $  6.679
 Accumulation Unit Value, End of Period                       $  8.76  $  7.737  $  5.488  $  6.679   $  6.563
 Number of Units Outstanding, End of Period                     1,593     4,137     5,854     5,928      5,876
GOLDMAN SACHS VIT CORE/SM/ SMALL CAP EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.61  $   9.88  $  8.267   $ 11.873
 Accumulation Unit Value, End of Period                       $  9.61  $   9.88  $  8.267  $ 11.873   $ 12.223
 Number of Units Outstanding, End of Period                         0     4,499     5,111     4,927      4,831
GOLDMAN SACHS VIT CORE/SM/ US EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.81  $  7.627  $  5.859   $  7.462
 Accumulation Unit Value, End of Period                       $  8.81  $  7.627  $  5.859  $  7.462   $  7.749
 Number of Units Outstanding, End of Period                     1,916     4,493     7,802     7,758      7,634
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT/(1)/
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  10.36        --        --         --
 Accumulation Unit Value, End of Period                       $ 10.36  $ 10.682        --        --         --
 Number of Units Outstanding, End of Period                         0         0        --        --         --



                                 55  PROSPECTUS


GOLDMAN SACHS VIT INTERNATONAL EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.09  $  6.952  $  5.584   $  7.443
 Accumulation Unit Value, End of Period                       $  9.09  $  6.952  $  5.584  $  7.443   $  7.258
 Number of Units Outstanding, End of Period                         0         0         0         0          0
MFS EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.08  $  5.286  $  3.444   $  4.412
 Accumulation Unit Value, End of Period                       $  8.08  $  5.286  $  3.444  $  4.412   $  4.310
 Number of Units Outstanding, End of Period                    11,866    61,761    75,018    71,114     66,448
MFS INVESTORS TRUST SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.64  $  7.965  $  6.192   $  7.440
 Accumulation Unit Value, End of Period                       $  9.64  $  7.965  $  6.192  $  7.440   $  7.396
 Number of Units Outstanding, End of Period                       576    15,527    22,272    23,237     23,178
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.55  $  8.923  $  7.142   $  9.384
 Accumulation Unit Value, End of Period                       $  9.55  $  8.923  $  7.142  $  9.384   $  8.631
 Number of Units Outstanding, End of Period                         0     4,370       621     3,220      3,261
MFS RESEARCH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.61  $  6.666  $  4.948   $  6.069
 Accumulation Unit Value, End of Period                       $  8.61  $  6.666  $  4.948  $  6.069   $  6.150
 Number of Units Outstanding, End of Period                    11,698    70,874    70,703    65,726     59,409
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   6.94  $  4.694  $  3.334   $  4.119
 Accumulation Unit Value, End of Period                       $  6.94  $  4.694  $  3.334  $  4.119   $  4.332
 Number of Units Outstanding, End of Period                     8,000    54,096    76,844    68,188     69,130
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.92  $  7.667  $  5.516   $  7.105
 Accumulation Unit Value, End of Period                       $  8.92  $  7.667  $  5.516  $  7.105   $  6.910
 Number of Units Outstanding, End of Period                     18937     81840    79,255    76,584     74,628
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.41  $  8.142  $  6.236   $  8.773
 Accumulation Unit Value, End of Period                       $  9.41  $  8.142  $  6.236  $  8.773   $  8.880
 Number of Units Outstanding, End of Period                     2,457    16,839    19,248    19,288     17,680
OPPENHEIMER MAIN STREET SUB-ACCOUNT/(2)/
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.72  $  7.702  $  6.152   $  7.668
 Accumulation Unit Value, End of Period                       $  8.72  $  7.702  $  6.152  $  7.668   $  7.618
 Number of Units Outstanding, End of Period                    33,469    16,839   127,294   125,761    115,872
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.88  $ 10.184  $ 10.762   $ 12.500
 Accumulation Unit Value, End of Period                       $  9.88  $ 10.184  $ 10.762  $ 12.500   $ 12.799
 Number of Units Outstanding, End of Period                       976    34,123    32,383    32,808     32,710
VAN KAMPEN UIF CORE PLUS FIXED INCOME SUB-ACCOUNT/(3)/
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  10.49  $ 11.275  $ 11.904   $ 12.252
 Accumulation Unit Value, End of Period                       $ 10.49  $ 11.275  $ 11.904  $ 12.252   $ 12.488
 Number of Units Outstanding, End of Period                         0         0     1,979     1,979      1,979
VAN KAMPEN UIF EQUITY GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   8.06  $  6.727  $  4.773   $  5.866
 Accumulation Unit Value, End of Period                       $  8.06  $  6.727  $  4.773  $  5.866   $  5.672
 Number of Units Outstanding, End of Period                     2,971         0     7,305     7,390      7,331
VAN KAMPEN UIF GLOBAL VALUE EQUITY SUB-ACCOUNT/(4)/
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  10.50  $  9.601  $  7.851   $  9.960
 Accumulation Unit Value, End of Period                       $ 10.50  $  9.601  $  7.851  $  9.960   $ 10.029
 Number of Units Outstanding, End of Period                         0         0       231       231        230
VAN KAMPEN UIF U.S. MID CAP CORE SUB-ACCOUNT/(5)/
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $   9.92  $  9.452  $  6.692   $  9.316
 Accumulation Unit Value, End of Period                       $  9.92  $  9.452  $  6.692  $  9.316   $  9.483
 Number of Units Outstanding, End of Period                     1,841         0    11,002    11,156     11,041


                                 56  PROSPECTUS




VAN KAMPEN UIF VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                 $ 10.00  $  11.65  $ 11.718  $  8.972   $ 11.834
 Accumulation Unit Value, End of Period                       $ 11.65  $ 11.718  $  8.972  $ 11.834   $ 12.542
 Number of Units Outstanding, End of Period                         0         0     3,917     3,850     3,.868

* The Contracts with the Enhanced Death and Income Benefit Combination Rider II were first offered on September 22, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.55% and an administrative charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before September 22, 2000, except as described in the footnotes below. The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.

(1) Goldman Sachs VIT Global Income Sub-Account is not available to new investors as of May 1, 2002.

(2) Effective May 1, 2003, Oppenheimer Main Street Growth & Income Fund/VA changed its name to Oppenheimer Main Street Fund/VA. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(3) Effective May 1, 2002, Van Kampen UIF Fixed Income Portfolio, Class I changed its name to Van Kampen UIF Core Plus Fixed Income Portfolio, Class I. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(4) Effective May 1, 2001, Van Kampen UIF Global Equity Portfolio, Class I changed its name to Van Kampen UIF Global Value Equity Portfolio, Class I. We have made a corresponding change in the name of the Variable Sub-Account that invests in this Portfolio.

(5) Effective May 1, 2003, Van Kampen UIF Mid Cap Value Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I.
    Effective May 1, 2004, Van Kampen UIF U.S. Mid Cap Core Portfolio, Class I changed its name to Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I.



                                 57  PROSPECTUS

APPENDIX B
MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request.*

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

*If a U.S. Treasury Note ("Note") with a maturity of the Guarantee Period is not available, we will determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

The Market Value Adjustment factor is determined from the following formula:

                                .9 X [I - J] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.




                                 58  PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

Purchase Payment:                 $10,000 allocated to a Guarantee Period

Guarantee Period:                  5 years

Interest Rate:                     4.50%

Full Surrender:                    End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.

                   EXAMPLE 1 (ASSUME DECLINING INTEREST RATES)


Step 1.   Calculate Contract Value    $10,000.00 X (1.045)/3 /= $11,411.66
 at End of Contract Year 3:
Step 2. Calculate the Free            .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3: Calculate the Withdrawal      I = 4.5%
 Charge:                              J = 4.2%
                                      N = 730 days    =2
Step 4: Calculate the Market Value        --------
 Adjustment:                              365 days
                                      Market Value Adjustment Factor:.9 X [I -
                                      J] X N =.9 X [.045 -.042]
                                      X 2 =.0054

                                      Market Value Adjustment = Market Value
                                      Adjustment Factor X Amount Subject to
                                      Market Value Adjustment:
                                       =.0054 X ($11,411.66 - $1,500.00) =
                                      $53.52
Step 5. Calculate the amount
 received by a Contract Owner as a
 result of full withdrawal at the
 end of Contract Year 3:              $11,411.66 + $53.52 = $11,465.18







                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at End   $10,000.00 X (1.045)/3 /= $11,411.66
 of Contract Year 3:
Step 2. Calculate the Free Withdrawal     .15 X ($10,000.00) = $1,500.00
 Amount:
Step 3: Calculate the Withdrawal Charge:  I = 4.5%
                                          J = 4.8%
Step 4. Calculate the Market Value        N = 730 days    =2
 Adjustment:                                  --------
                                              365 days
                                          Market Value Adjustment Factor:.9 X [I -
                                          J] X N =.9 X [.045 -.048
                                          X 2 = -.0054

                                          Market Value Adjustment = Market Value
                                          Adjustment Factor X Amount Subject to
                                          Market Value Adjustment:
                                           = -.0054 X ($11,411.66 - $1,500.00) = -
                                          $53.52
Step 5. Calculate the amount received by
 a Contract Owner as a result of full     $11,411.66 - $53.52 = $11,358.14
 withdrawal at the end of Contract Year
 3:




                                 59  PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACT
--------------------------------------------------------------------------------
  Purchase of Contracts
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
APPENDIX A: ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.


                                 60  PROSPECTUS

                                     PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The By-laws of Allstate Life Insurance Company ("Registrant") provide that Registrant will indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Registrant. No indemnification is provided, however, when such person is adjudged to be liable for negligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit No.       Description

(1) Form of Underwriting Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-00999) dated August 23, 1996).

(2) None

(4)(a) Contract and Application (Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-00999) dated August 23, 1996).

(4)(b) Contract Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-00999) (File No. 333-00999) dated September 30, 1998).

(4)(c) Form of Contract Endorsement (reflecting Allstate as issuer) filed herewith.

(5)(a) Opinion of General Counsel re: Legality (Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-00999) dated August 23, 1996).

(5)(b) Opinion and Consent of General Counsel re: Legality (Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 033-00987) dated April 29, 1999).

(5)(c) Opinion and Consent of General Counsel re: Legality

(8) None.

(11) None.

(12) None.

(15) Letter re: unaudited interim financial information from Registered Public Accounting Firm filed herewith

(23) Consent of Independent Registered Public Accounting Firm filed herewith

(24)(a) Powers of Attorney for Michael J. Velotta, David A. Bird, Margaret G. Dyer, Marla G. Friedman, Edward M. Liddy, John C. Lounds,Robert W. Pike, Samuel
H. Pilch, Steven E. Shebik, Eric A. Simonson, Thomas J. Wilson, II and Kevin R. Slawin. (Incorporated herein by reference to Registrant's initial Form S-3 Registration Statement (File No. 333-100068) filed September 25, 2002).

(24)(b) Powers of Attorney for Casey J. Sylla and Danny L. Hale (Incorporated herein by reference to Registrant's initial Form S-3 Registration Statement (File No. 333-105208) dated May 13, 2003).

(25) None.

(26) None.

(27) Not applicable.

(99) (a) Merger Agreement and Articles of Merger Between Glenbrook Life and Annuity Company and Allstate Life Insurance Company.

(99) (b) Experts filed herewith


ITEM 17.  UNDERTAKINGS

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

     (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof ) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) (a) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(3)(b) That, for purposes of determining any liability under the Securities Act of 1933, each filing if the registrant's annual report pursuant to Section 13(a) of 15 (d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, Allstate Life Insurance Company, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 28th day of December, 2004.

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                        By: /s/MICHAEL J. VELOTTA
                     ---------------------------------------
                               Michael J. Velotta
                               Senior Vice President, Secretary
                               and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the 28th day of December, 2004.


*/CASEY J. SYLLA                   Director, Chairman of the Board and
----------------------             President (Principal Executive Officer)
Casey J. Sylla

/s/MICHAEL J. VELOTTA              Director, Senior Vice President, General
----------------------             Counsel and Secretary
Michael J. Velotta

*/DAVID A. BIRD                    Director and Senior Vice President
----------------------
David A. Bird

*/DANNY L. HALE                    Director
----------------------
Danny L. Hale

*/EDWARD M. LIDDY                  Director
-----------------------
Edward M. Liddy

*/JOHN C. LOUNDS                   Director and Senior Vice President
-----------------------
John C. Lounds

*/ROBERT W. PIKE                   Director
------------------------
Robert W, Pike

*/SAMUEL H. PILCH                  Controller and Group Vice President
------------------------             (Principal Accounting Officer)
Samuel H. Pilch

*/STEVEN E. SHEBIK                 Director, Senior Vice President and Chief
------------------------              Financial Officer
Steven E. Shebik                     (Principal Financial Officer)

*/ERIC A. SIMONSON                 Director, Senior Vice President and Chief
-------------------------             Investment Officer
Eric A. Simonson

*KEVIN R. SLAWIN                   Director and Senior Vice President
-----------------------
Kevin R. Slawin

*/THOMAS J. WILSON II              Director
-----------------------
Thomas J. Wilson II


*/ By Michael J.  Velotta,  pursuant  to Power of  Attorney, previously filed.

                                  EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No.                             Description


(4)(c) Form of Contract Endorsement to Flexible Premium Deferred Annuity Certificate

(5)(c)          Opinion and Consent of General Counsel re: Legality

(15) Letter re unaudited interim financial information from Registered Public Accounting Firm

(23)            Consent of Independent Registered Public Accounting Firm

(99)(a) Merger Agreement and Articles of Merger Between Glenbrook Life and Annuity Company and Allstate Life Insurance Company.

(99)(b)         Experts